UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 03006

John Hancock Bond Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared the following annual reports to shareholders for the period ended May 31, 2023:

•ESG Core Bond Fund

•Government Income Fund

•High Yield Fund

•Investment Grade Bond Fund

•Short Duration Bond Fund

Annual report
John Hancock
ESG Core Bond Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
18	Financial statements
21	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Statement regarding liquidity risk management
35	Trustees and Officers
39	More information
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Bloomberg U.S. Intermediate Government/Credit Index tracks the performance of intermediate-term U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade bonds lost ground during the period
Elevated inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy aggressively, leading to rising yields (and falling prices) across the fixed-income market.
The fund underperformed the Bloomberg U.S. Intermediate Government/Credit Index
Security selection, particularly in the banking and technology industries, detracted.
Duration positioning was a contributor
The fund’s duration positioning, particularly an underweight to the one- to three-year portion of the yield curve, helped results.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2023?
Investment-grade bonds posted a loss in the annual period, as persistently high inflation prompted the U.S. Federal Reserve (Fed) to continue its aggressive series of interest-rate increases. The Fed boosted its benchmark fed funds rate from a range of 0.75%-1.00% to 5.00%-5.25%. These circumstances weighed on all areas in which the fund invests, including government bonds, securitized assets, corporate issues, and taxable municipal debt.
Market returns were especially weak in the first half of the reporting period, when investors were most concerned about the open-ended nature of the Fed’s interest rate increases. Performance began to improve somewhat in late 2022 once inflation showed signs of cooling and market participants started looking ahead to the point at which the Fed could pause its monetary tightening. One key benefit of these developments was that yields rose considerably across the market as prices fell, providing higher levels of income for bond investors.
What elements of the fund’s positioning helped and hurt results?
Security selection detracted, with the largest adverse effects occurring in the banking and technology industries within corporates. An out-of-benchmark position in securitized assets also detracted. The fund’s duration positioning (lower interest-rate sensitivity than the benchmark) was a contributor to performance at a time of rising yields. The portfolio was underweight in the one- to three-year portion of the yield curve, which helped cushion the effect of underperformance in this area. Asset allocation contributed to performance, highlighted by an overweight in corporate bonds and an underweight in U.S. Treasuries.
How was the fund positioned at period end?
We continued to shift the portfolio in a gradual yet opportunistic manner. In the first part of 2022—prior to the beginning of the reporting period—we decreased the fund’s allocation to corporates in anticipation of wider yield spreads. We kept this weighting largely steady until the banking-sector turmoil in March 2023 created what we viewed as compelling long-term opportunities among fundamentally sound banks and other sectors within corporates, leading us to add back to the position. We also raised the fund’s weighting in asset-backed securities
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	5

on the belief that the sector offered the combination of high credit quality, defensive characteristics, and attractive yield spreads over U.S. Treasuries.
On the other hand, we reduced the fund’s allocation to agency commercial mortgage-backed securities (CMBS) during the year, given that valuations had become rich, particularly in light of the negative headlines surrounding the outlook for commercial real estate. In the third quarter, we rotated the fund’s positioning within the category by opportunistically adding a small position in non-agency CMBS to take advantage of wider yield spreads in select issues.
We also reduced the fund’s allocations to U.S. Treasuries and mortgage-backed securities (MBS). We believe MBS faced a supply-and-demand headwind once the Fed’s decision to wind down its stimulative quantitative easing policy prompted it to end its purchases in this area.
In terms of the fund’s environmental, social, and governance (ESG) profile, we continued to work to expand the investment universe and make our frameworks even more robust. We view
ESG considerations not as a stand-alone aspect of security analysis, but rather a critical element of assessing each issuer’s risk/return profile.
MANAGED BY

Jeffrey M. Glenn, CFA
Matthew C. Buscone
Sara Chanda
Khurram Gillani
The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (12-14-16)	5-year	Since inception (12-14-16)	as of 5-31-23	as of 5-31-23
Class A	-4.82	-0.09	0.08	-0.47	0.51	3.44	2.68
Class I1	-0.64	0.97	0.97	4.96	6.42	3.83	3.05
Class R6[1]	-0.42	1.11	1.09	5.65	7.27	3.95	3.16
Index††	-0.53	1.36	1.27	6.96	8.49	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6
Gross (%)	1.10	0.85	0.75
Net (%)	0.81	0.56	0.46
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Intermediate Government/Credit Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Intermediate Government/Credit Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	10,642	10,642	10,849
Class R6[1]	12-14-16	10,727	10,727	10,849
The Bloomberg U.S. Intermediate Government/Credit Index tracks the performance of intermediate-term U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
8	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,016.60	$4.12	0.82%
	Hypothetical example	1,000.00	1,020.80	4.13	0.82%
Class I	Actual expenses/actual returns	1,000.00	1,017.90	2.87	0.57%
	Hypothetical example	1,000.00	1,022.10	2.87	0.57%
Class R6	Actual expenses/actual returns	1,000.00	1,018.40	2.31	0.46%
	Hypothetical example	1,000.00	1,022.60	2.32	0.46%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 35.1%				$21,103,799
(Cost $21,624,770)
U.S. Government 32.6%				19,623,803
U.S. Treasury
Note	0.250	05-15-24	1,000,000	953,594
Note	0.375	11-30-25	3,685,000	3,355,503
Note	0.500	05-31-27	925,000	809,375
Note	0.625	12-31-27	2,660,000	2,303,602
Note	0.875	11-15-30	1,570,000	1,290,773
Note	1.625	09-30-26	2,265,000	2,099,726
Note	1.750	11-15-29	1,390,000	1,238,675
Note	1.875	02-15-32	1,310,000	1,138,472
Note	2.000	02-15-25	2,770,000	2,652,708
Note	2.250	11-15-24	1,600,000	1,543,188
Note	2.250	02-15-27	1,350,000	1,272,217
Note	2.875	08-15-28	1,010,000	965,970
U.S. Government Agency 2.5%				1,479,996
Federal Home Loan Mortgage Corp. 30 Yr Pass Thru	3.500	03-01-48	190,533	177,311
Federal National Mortgage Association
30 Yr Pass Thru	3.000	05-01-48	176,126	160,693
30 Yr Pass Thru	3.500	02-01-45	91,045	85,240
30 Yr Pass Thru	3.500	09-01-46	211,329	197,919
30 Yr Pass Thru	3.500	07-01-47	116,847	108,702
30 Yr Pass Thru	4.000	07-01-44	73,883	71,246
30 Yr Pass Thru	4.000	10-01-47	156,661	151,417
30 Yr Pass Thru	4.000	07-01-56	71,151	67,658
30 Yr Pass Thru	4.000	07-01-56	61,881	58,882
30 Yr Pass Thru	4.500	01-01-46	121,651	120,358
30 Yr Pass Thru	4.500	03-01-47	74,947	73,893
30 Yr Pass Thru	4.500	08-01-56	62,995	61,439

30 Yr Pass Thru	5.000	11-01-39	142,831	145,238
Corporate bonds 42.8%				$25,774,451
(Cost $27,669,700)
Communication services 2.5%				1,512,663
Diversified telecommunication services 1.3%
AT&T, Inc.	4.300	02-15-30	445,000	425,880
Verizon Communications, Inc.	4.329	09-21-28	385,000	374,199
Entertainment 0.5%
The Walt Disney Company	2.000	09-01-29	315,000	270,076
Media 0.7%
Comcast Corp.	3.150	03-01-26	195,000	188,303
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Comcast Corp.	3.400	04-01-30	275,000	$254,205
Consumer discretionary 1.7%				1,000,427
Automobiles 0.6%
American Honda Finance Corp.	1.200	07-08-25	395,000	365,435
Specialty retail 1.1%
Lowe’s Companies, Inc.	4.400	09-08-25	335,000	331,493
The Home Depot, Inc.	2.950	06-15-29	330,000	303,499
Consumer staples 1.7%				1,040,204
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.	4.750	01-23-29	325,000	327,333
PepsiCo, Inc.	4.450	05-15-28	344,000	347,418
Food products 0.6%
General Mills, Inc.	4.200	04-17-28	373,000	365,453
Energy 3.3%				1,984,210
Oil, gas and consumable fuels 3.3%
Enbridge, Inc.	1.600	10-04-26	342,000	305,741
Enbridge, Inc.	4.250	12-01-26	285,000	277,136
Equinor ASA	3.125	04-06-30	370,000	340,017
Phillips 66	3.850	04-09-25	470,000	458,857
The Williams Companies, Inc.	3.500	11-15-30	330,000	295,804
TotalEnergies Capital International SA	3.455	02-19-29	325,000	306,655
Financials 18.0%				10,827,955
Banks 12.3%
Bank of America Corp. (0.976% to 4-22-24, then SOFR + 0.690%)	0.976	04-22-25	325,000	311,380
Bank of America Corp. (1.898% to 7-23-30, then SOFR + 1.530%)	1.898	07-23-31	415,000	330,164
Bank of America Corp. (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.040%)	3.419	12-20-28	200,000	183,918
Bank of Montreal	1.500	01-10-25	230,000	216,438
Citigroup, Inc. (2.572% to 6-3-30, then SOFR + 2.107%)	2.572	06-03-31	545,000	456,288
Citigroup, Inc. (6.174% to 5-25-33, then SOFR + 2.661%)	6.174	05-25-34	138,000	139,952
Citizens Bank NA (6.064% to 10-24-24, then SOFR + 1.450%)	6.064	10-24-25	594,000	557,566
Fifth Third Bancorp (6.361% to 10-27-27, then SOFR + 2.192%)	6.361	10-27-28	324,000	325,256
HSBC Holdings PLC (6.254% to 3-9-33, then SOFR + 2.390%)	6.254	03-09-34	290,000	298,312
International Bank for Reconstruction & Development	0.625	04-22-25	320,000	297,291
12	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (0.563% to 2-16-24, then SOFR + 0.420%)	0.563	02-16-25	330,000	$318,022
JPMorgan Chase & Co. (3.702% to 5-6-29, then 3 month CME Term SOFR + 1.422%)	3.702	05-06-30	180,000	166,336
JPMorgan Chase & Co. (4.452% to 12-5-28, then 3 month CME Term SOFR + 1.330%)	4.452	12-05-29	300,000	289,508
KeyCorp	2.550	10-01-29	320,000	245,003
Lloyds Banking Group PLC (1.627% to 5-11-26, then 1 Year CMT + 0.850%)	1.627	05-11-27	335,000	299,224
Mitsubishi UFJ Financial Group, Inc. (2.309% to 7-20-31, then 1 Year CMT + 0.950%)	2.309	07-20-32	345,000	276,373
Royal Bank of Canada	2.050	01-21-27	505,000	456,324
Sumitomo Mitsui Financial Group, Inc.	1.902	09-17-28	320,000	271,231
The Bank of Nova Scotia	1.450	01-10-25	285,000	267,430
The PNC Financial Services Group, Inc.	1.150	08-13-26	472,000	414,219
The PNC Financial Services Group, Inc. (5.068% to 1-24-33, then SOFR + 1.933%)	5.068	01-24-34	310,000	299,302
The Toronto-Dominion Bank	0.750	09-11-25	413,000	374,735
The Toronto-Dominion Bank	4.108	06-08-27	220,000	211,768
Westpac Banking Corp.	1.150	06-03-26	415,000	372,544
Capital markets 3.8%
Morgan Stanley (6.342% to 10-18-32, then SOFR + 2.560%)	6.342	10-18-33	415,000	444,424
State Street Corp. (2.354% to 11-1-24, then SOFR + 0.940%)	2.354	11-01-25	565,000	539,217
The Bank of New York Mellon Corp. (4.414% to 7-24-25, then SOFR + 1.345%)	4.414	07-24-26	475,000	465,511
The Goldman Sachs Group, Inc. (1.992% to 1-27-31, then SOFR + 1.090%)	1.992	01-27-32	350,000	276,541
The Goldman Sachs Group, Inc. (3.814% to 4-23-28, then 3 month CME Term SOFR + 1.420%)	3.814	04-23-29	275,000	256,328
The Goldman Sachs Group, Inc. (1.093% to 12-9-25, then SOFR + 0.789%)	1.093	12-09-26	335,000	299,418
Consumer finance 0.5%
American Express Company	3.950	08-01-25	315,000	307,357
Insurance 1.4%
Aon Corp.	2.800	05-15-30	448,000	389,719
Lincoln National Corp.	3.050	01-15-30	205,000	168,927
Willis North America, Inc.	5.350	05-15-33	307,000	301,929
Health care 4.2%				2,507,569
Biotechnology 1.7%
AbbVie, Inc.	3.600	05-14-25	210,000	204,521
Amgen, Inc.	2.200	02-21-27	465,000	426,169
Amgen, Inc.	5.250	03-02-33	378,000	379,335
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 1.0%
CVS Health Corp.	4.300	03-25-28	340,000	$331,342
Seattle Children’s Hospital	1.208	10-01-27	325,000	275,211
Life sciences tools and services 0.5%
Thermo Fisher Scientific, Inc.	4.800	11-21-27	281,000	286,210
Pharmaceuticals 1.0%
Astrazeneca Finance LLC	4.875	03-03-28	295,000	298,753
Merck & Company, Inc.	4.300	05-17-30	310,000	306,028
Industrials 3.0%				1,821,723
Aerospace and defense 0.8%
Lockheed Martin Corp.	5.100	11-15-27	216,000	222,132
Northrop Grumman Corp.	3.250	01-15-28	305,000	287,207
Building products 0.5%
Carrier Global Corp.	2.700	02-15-31	335,000	283,268
Ground transportation 0.5%
Ryder System, Inc.	1.750	09-01-26	342,000	306,022
Machinery 1.2%
CNH Industrial Capital LLC	1.450	07-15-26	440,000	390,612
John Deere Capital Corp.	4.150	09-15-27	337,000	332,482
Information technology 0.5%				268,752
Semiconductors and semiconductor equipment 0.5%
Intel Corp.	2.450	11-15-29	310,000	268,752
Materials 1.1%				675,764
Chemicals 0.3%
Eastman Chemical Company	4.500	12-01-28	165,000	159,830
Containers and packaging 0.3%
WRKCo, Inc.	3.750	03-15-25	115,000	111,261
WRKCo, Inc.	4.650	03-15-26	110,000	107,834
Metals and mining 0.5%
BHP Billiton Finance USA, Ltd.	4.750	02-28-28	295,000	296,839
Real estate 2.7%				1,646,985
Health care REITs 0.4%
Welltower OP LLC	2.750	01-15-32	306,000	247,490
Industrial REITs 0.4%
Prologis LP	1.250	10-15-30	295,000	229,686
Office REITs 1.1%
Alexandria Real Estate Equities, Inc.	4.900	12-15-30	305,000	295,060
Boston Properties LP	3.800	02-01-24	350,000	343,460
14	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Retail REITs 0.4%
Simon Property Group LP	1.375	01-15-27	301,000	$267,348
Specialized REITs 0.4%
American Tower Corp.	3.375	10-15-26	280,000	263,941
Utilities 4.1%				2,488,199
Electric utilities 3.7%
American Electric Power Company, Inc.	4.300	12-01-28	430,000	416,017
DTE Electric Company	2.250	03-01-30	350,000	299,322
Eversource Energy	1.650	08-15-30	355,000	283,584
Exelon Corp.	3.400	04-15-26	228,000	218,013
National Rural Utilities Cooperative Finance Corp.	1.350	03-15-31	257,000	197,179
NextEra Energy Capital Holdings, Inc.	4.900	02-28-28	294,000	292,752
NSTAR Electric Company	3.200	05-15-27	125,000	118,809
Xcel Energy, Inc.	4.000	06-15-28	425,000	408,928
Multi-utilities 0.4%

Public Service Electric and Gas Company	4.900	12-15-32	251,000	253,595
Municipal bonds 6.0%				$3,588,671
(Cost $3,835,367)
Bloomfield Township Board of Education (New Jersey)	1.523	09-01-27	155,000	136,723
California Health Facilities Financing Authority	1.829	06-01-29	250,000	212,908
California State University	1.740	11-01-30	210,000	173,536
City of Phoenix Civic Improvement Corp. (Arizona)	1.939	07-01-30	385,000	327,131
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	250,000	247,200
Geisinger Authority (Pennsylvania)	1.680	04-01-24	165,000	159,865
Kent Hospital Finance Authority (Michigan)	2.821	07-15-29	310,000	278,884
Municipal Improvement Corp. of Los Angeles (California)	1.341	11-01-26	270,000	241,118
New York City Housing Development Corp.	2.416	05-01-24	325,000	315,356
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	332,050
San Francisco City & County Airport Commission (California)	2.583	05-01-30	300,000	263,483
State Board of Administration Finance Corp. (Florida)	1.258	07-01-25	270,000	250,412
State of Hawaii	1.695	08-01-32	370,000	292,213

University of North Texas System	3.357	04-15-27	375,000	357,792
Collateralized mortgage obligations 2.3%				$1,367,972
(Cost $1,461,149)
Commercial and residential 1.0%				610,941
Citigroup Commercial Mortgage Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2015-GC27, Class A5	3.137	02-10-48	302,000	$288,463
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class A4	3.732	05-15-48	338,000	322,478
U.S. Government Agency 1.3%				757,031
Federal National Mortgage Association
Series 2012-56, Class WB	3.500	05-25-42	117,662	107,841
Series 2013-135, Class KM	2.500	03-25-28	14,443	14,316
Series 2013-31, Class NG	2.250	04-25-33	252,592	232,418
Series 2013-34, Class PA	2.000	08-25-42	236,174	215,914
Series 2016-36, Class BC	2.500	03-25-43	72,505	69,086

Series 2017-M13, Class A2 (A)	2.932	09-25-27	124,909	117,456
Asset backed securities 12.4%				$7,482,511
(Cost $7,739,543)
Asset backed securities 12.4%				7,482,511
BA Credit Card Trust
Series 2022-A2, Class A2	5.000	04-17-28	266,000	267,314
CarMax Auto Owner Trust
Series 2020-4, Class A3	0.500	08-15-25	182,653	178,120
Series 2021-1, Class A3	0.340	12-15-25	212,400	205,828
Series 2021-1, Class A4	0.530	10-15-26	257,000	238,089
Series 2021-2, Class A4	0.810	12-15-26	213,000	197,160
Series 2022-2, Class A3	3.490	02-16-27	174,000	169,362
CNH Equipment Trust
Series 2021-B, Class A3	0.440	08-17-26	189,165	179,746
Series 2021-C, Class A3	0.810	12-15-26	282,000	267,931
Series 2022-A, Class A3	2.830	07-15-27	124,000	119,273
Series 2022-B, Class A3	3.890	08-16-27	216,000	210,892
Ford Credit Auto Owner Trust
Series 2020-A, Class A4	1.350	07-15-25	358,000	350,235
Series 2022-C, Class A3	4.480	12-15-26	215,000	212,345
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A4	1.740	08-18-25	314,000	306,363
Series 2020-3, Class A3	0.450	04-16-25	56,199	55,243
Series 2021-2, Class A3	0.510	04-16-26	95,419	91,968
Harley-Davidson Motorcycle Trust
Series 2023-A, Class A3	5.050	12-15-27	190,000	190,126
Honda Auto Receivables Owner Trust
Series 2022-2, Class A3	3.730	07-20-26	340,000	332,043
John Deere Owner Trust
Series 2021-B, Class A3	0.520	03-16-26	166,054	158,962
Series 2022-A, Class A3	2.320	09-16-26	214,000	205,661
Series 2022-C, Class A3	5.090	06-15-27	237,000	237,075
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A3	5.210	08-16-27	443,000	443,911
16	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
U.S. Small Business Administration
Series 2012-20K, Class 1	2.090	11-01-32	155,249	$141,374
Series 2016-20B, Class 1	2.270	02-01-36	167,333	152,184
Series 2016-20F, Class 1	2.180	06-01-36	127,687	115,301
Series 2016-20J, Class 1	2.210	10-01-36	56,411	50,840
Series 2017-20H, Class 1	2.750	08-01-37	108,603	100,256
Series 2020-20H, Class 1	0.900	08-01-40	143,430	117,594
Series 2020-20I, Class 1	1.050	09-01-40	148,917	122,824
Series 2022-20E, Class 1	3.820	05-01-42	287,933	275,037
Series 2022-20F, Class 1	3.890	06-01-42	353,443	338,380
Series 2022-20G, Class 1	3.810	07-01-42	135,499	128,924
Series 2022-20J, Class 1	4.890	10-01-42	181,956	183,318
Series 2022-20K, Class 1	4.980	11-01-42	193,678	196,054
Series 2023-20E, Class 1	4.600	05-01-43	337,000	332,399
Verizon Master Trust
Series 2022-2, Class A	1.530	07-20-28	431,000	405,715
Series 2022-7, Class A1A (5.230% to 11-20-24, then 5.980% thereafter)	5.230	11-22-27	205,000	204,664

	Yield (%)	Shares	Value
Short-term investments 1.1%			$631,293
(Cost $631,293)
Short-term funds 1.1%			631,293
JPMorgan U.S. Government Money Market Fund, Institutional Class	5.0027(B)	631,294	631,293

Total investments (Cost $62,961,822) 99.7%	$59,948,697
Other assets and liabilities, net 0.3%	206,722
Total net assets 100.0%	$60,155,419

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(B)	The rate shown is the annualized seven-day yield as of 5-31-23.
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $63,376,590. Net unrealized depreciation aggregated to $3,427,893, of which $100,005 related to gross unrealized appreciation and $3,527,898 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	17

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $62,961,822)	$59,948,697
Dividends and interest receivable	334,342
Receivable for fund shares sold	227,069
Receivable from affiliates	1,456
Other assets	40,863
Total assets	60,552,427
Liabilities
Due to custodian	44,181
Distributions payable	155,806
Payable for fund shares repurchased	113,882
Payable to affiliates
Accounting and legal services fees	5,311
Transfer agent fees	6,229
Trustees’ fees	145
Other liabilities and accrued expenses	71,454
Total liabilities	397,008
Net assets	$60,155,419
Net assets consist of
Paid-in capital	$66,964,653
Total distributable earnings (loss)	(6,809,234)
Net assets	$60,155,419

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,213,455 ÷ 242,335 shares)[1]	$9.13
Class I ($57,835,535 ÷ 6,332,835 shares)	$9.13
Class R6 ($106,429 ÷ 11,648 shares)	$9.14
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.51

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$1,850,937
Expenses
Investment management fees	290,535
Distribution and service fees	5,517
Accounting and legal services fees	13,292
Transfer agent fees	75,289
Trustees’ fees	1,612
Custodian fees	41,885
State registration fees	53,815
Printing and postage	26,093
Professional fees	68,826
Other	16,467
Total expenses	593,331
Less expense reductions	(221,551)
Net expenses	371,780
Net investment income	1,479,157
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,851,838)
(2,851,838)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	566,999
566,999
Net realized and unrealized loss	(2,284,839)
Decrease in net assets from operations	$(805,682)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$1,479,157	$751,596
Net realized loss	(2,851,838)	(59,480)
Change in net unrealized appreciation (depreciation)	566,999	(5,167,418)
Decrease in net assets resulting from operations	(805,682)	(4,475,302)
Distributions to shareholders
From earnings
Class A	(51,838)	(47,419)
Class I	(1,598,240)	(1,583,299)
Class R6	(6,171)	(26,654)
Total distributions	(1,656,249)	(1,657,372)
From fund share transactions	1,400,496	4,089,929
Total decrease	(1,061,435)	(2,042,745)
Net assets
Beginning of year	61,216,854	63,259,599
End of year	$60,155,419	$61,216,854
20	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.43	$10.39	$10.65	$10.14	$9.85
Net investment income[1]	0.19	0.09	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.28)	(0.81)	(0.15)	0.54	0.31
Total from investment operations	(0.09)	(0.72)	—	0.72	0.49
Less distributions
From net investment income	(0.21)	(0.16)	(0.18)	(0.21)	(0.20)
From net realized gain	—	(0.08)	(0.08)	—	—
Total distributions	(0.21)	(0.24)	(0.26)	(0.21)	(0.20)
Net asset value, end of period	$9.13	$9.43	$10.39	$10.65	$10.14
Total return (%)[2,3]	(0.89)	(7.04)	(0.03)	7.16	5.04
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$6	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.10	1.12	1.15	1.12
Expenses including reductions	0.82	0.86	0.87	0.87	0.86
Net investment income	2.08	0.94	1.37	1.76	1.81
Portfolio turnover (%)	75	47	50	34	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	21

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.43	$10.39	$10.64	$10.14	$9.85
Net investment income[1]	0.21	0.12	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investments	(0.27)	(0.81)	(0.12)	0.52	0.31
Total from investment operations	(0.06)	(0.69)	0.04	0.73	0.51
Less distributions
From net investment income	(0.24)	(0.19)	(0.21)	(0.23)	(0.22)
From net realized gain	—	(0.08)	(0.08)	—	—
Total distributions	(0.24)	(0.27)	(0.29)	(0.23)	(0.22)
Net asset value, end of period	$9.13	$9.43	$10.39	$10.64	$10.14
Total return (%)[2]	(0.64)	(6.83)	0.34	7.32	5.29
Ratios and supplemental data
Net assets, end of period (in millions)	$58	$58	$61	$58	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.85	0.87	0.90	0.89
Expenses including reductions	0.57	0.61	0.62	0.62	0.63
Net investment income	2.30	1.19	1.53	2.01	2.05
Portfolio turnover (%)	75	47	50	34	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.43	$10.39	$10.65	$10.14	$9.85
Net investment income[1]	0.19	0.13	0.17	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.23)	(0.81)	(0.13)	0.54	0.31
Total from investment operations	(0.04)	(0.68)	0.04	0.76	0.52
Less distributions
From net investment income	(0.25)	(0.20)	(0.22)	(0.25)	(0.23)
From net realized gain	—	(0.08)	(0.08)	—	—
Total distributions	(0.25)	(0.28)	(0.30)	(0.25)	(0.23)
Net asset value, end of period	$9.14	$9.43	$10.39	$10.65	$10.14
Total return (%)[2]	(0.42)	(6.73)	0.35	7.54	5.41
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$1	$1	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.75	0.77	0.79	0.77
Expenses including reductions	0.46	0.51	0.51	0.51	0.51
Net investment income	2.09	1.30	1.63	2.13	2.16
Portfolio turnover (%)	75	47	50	34	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	23

Notes to financial statements
Note 1—Organization
John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors.  Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
24	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$21,103,799	—	$21,103,799	—
Corporate bonds	25,774,451	—	25,774,451	—
Municipal bonds	3,588,671	—	3,588,671	—
Collateralized mortgage obligations	1,367,972	—	1,367,972	—
Asset backed securities	7,482,511	—	7,482,511	—
Short-term investments	631,293	$631,293	—	—
Total investments in securities	$59,948,697	$631,293	$59,317,404	—
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	25

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $3,856.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $1,131,366 and a long-term capital loss carryforward of $2,252,647 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2023 and 2022 was as follows:
	May 31, 2023	May 31, 2022
Ordinary income	$1,656,249	$1,161,746
Long-term capital gains	—	495,626
Total	$1,656,249	$1,657,372
26	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, the components of distributable earnings on a tax basis consisted of $158,478 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, distributions payable, and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund’s average daily net assets, and (b) 0.400% of the fund’s average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.450% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. Prior to October 1, 2022, the Advisor had contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.500% of the average daily net assets of the fund. This agreement expires on September 30, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	27

For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$7,759
Class I	213,012
Class	Expense reduction
Class R6	$780
Total	$221,551

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.11% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $482 for the year ended May 31, 2023. Of this amount, $66 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $416 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
28	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$5,517	$2,581
Class I	—	72,683
Class R6	—	25
Total	$5,517	$75,289
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	62,393	$576,212	123,389	$1,255,860
Distributions reinvested	5,664	51,819	4,707	47,293
Repurchased	(34,535)	(315,938)	(57,960)	(570,399)
Net increase	33,522	$312,093	70,136	$732,754
Class I shares
Sold	3,766,925	$34,638,050	749,307	$7,552,536
Distributions reinvested	92,788	847,605	40,018	401,874
Repurchased	(3,716,637)	(33,626,597)	(457,867)	(4,627,316)
Net increase	143,076	$1,859,058	331,458	$3,327,094
Class R6 shares
Sold	13,398	$122,218	54,721	$570,170
Distributions reinvested	668	6,170	2,644	26,626
Repurchased	(95,987)	(899,043)	(54,814)	(566,715)
Net increase (decrease)	(81,921)	$(770,655)	2,551	$30,081
Total net increase	94,677	$1,400,496	404,145	$4,089,929
Affiliates of the fund owned 35% of shares of Class I on May 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $23,392,854 and $20,447,521, respectively, for the year ended May 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $24,380,591 and $26,476,669, respectively, for the year ended May 31, 2023.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	29

Note 7—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy, or funds that utilize different ESG criteria. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in researching, identifying and analyzing material ESG issues as well as on the availability of relevant data. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the fund to change its investment process with respect to ESG integration.
30	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock ESG Core Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock ESG Core Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Breckinridge Capital Advisors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	33

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
34	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	1986	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	35

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

36	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	37

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
38	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Breckinridge Capital Advisors, Inc.
Portfolio Managers
Matthew C. Buscone
Sara Chanda
Khurram Gillani
Jeffrey M. Glenn, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	39

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932951	468A 5/23
7/2023

Annual report
John Hancock
Government Income Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Statement regarding liquidity risk management
36	Trustees and Officers
40	More information
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Bloomberg U.S. Government Bond Index tracks the performance of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation remained elevated, leading the U.S. Federal Reserve (Fed) to raise interest rates aggressively
The Fed raised rates from a range of 0.75%-1.00% to 5.00%-5.25% over the course of the reporting period.
The fund’s benchmark, the Bloomberg U.S. Government Index, posted a loss
Mortgage-backed securities lagged U.S. Treasuries within the government bond market.
The fund underperformed the index
Security selection, asset allocation, and yield curve positioning were all detractors from relative performance.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2023?
Government bonds lost ground over the course of the period, adding to the losses they had experienced in early 2022. The market remained under considerable pressure from elevated inflation and the U.S. Federal Reserve’s (Fed’s) aggressive series of interest rate increases. The Fed boosted its benchmark fed funds rate from a range of 0.75-1.00% to 5.00%-5.25%. Market returns were especially weak in the first half of the period, when investors were most concerned about the open-ended nature of the Fed’s interest rate increases. Performance began to improve somewhat in late 2022 once inflation showed signs of cooling. Inflation nonetheless remained well above the Fed’s stated 2% target at the end of the period.
Together, these developments led to rising yields (and falling prices) across the yield curve. The yield on the two-year U.S. Treasury note climbed from 2.66% to 4.40% over the course of the year, while the 10-year issue moved from 2.93% to 3.64%. Although the rise in yields was severe on the short end, longer-term debt trailed short-term issues by a considerable margin. The relative moves led to a steep inversion of the yield curve, meaning that short-term debt offered higher yields than longer-term securities.
Within the government bond market, agency mortgage-backed securities (MBS) lagged U.S. Treasuries. MBS faced a supply-and-demand headwind from the Fed’s decision to wind down its stimulative quantitative easing program, which prompted it to end its purchases of MBS.
What elements of the fund’s positioning helped and hurt results?
The fund underperformed the benchmark, with security selection having the largest effect. Selection in U.S. agency bonds detracted the most, followed by U.S. Treasuries. Asset allocation also detracted somewhat, primarily as a result of an overweight in agency MBS. Whereas the index is made up almost entirely of U.S. Treasuries, more than a quarter of the fund is invested in MBS. Given the category’s underperformance, this aspect of our strategy hurt results. The fund’s yield curve positioning detracted, as well.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	5

What was your overall thinking with respect to market conditions?
Although the debt ceiling deadline briefly took center stage in the latter part of the period, inflation and Fed policy remain the key areas of focus for the market. While market expectations regarding the interest-rate outlook fluctuated considerably over the past 12 months, we think higher for longer remains the most likely scenario with respect to rates.
Our most notable move was to reduce the fund’s allocations to certain securitized sectors with higher credit sensitivity, including commercial MBS, nonagency MBS, and agency MBS. We redeployed the proceeds of these sales into U.S. Treasuries, leading to a sizable increase in the fund’s allocation to this area.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Connor Minnaar, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-23	as of 5-31-23
Class A	-7.61	-1.23	-0.21	-6.00	-2.05	2.84	2.70
Class C	-5.41	-1.19	-0.57	-5.82	-5.59	2.22	2.07
Class I1,2	-3.51	-0.19	0.37	-0.96	3.71	3.21	3.07
Class R6[1,2]	-3.40	-0.08	0.40	-0.42	4.03	3.33	3.19
Index††	-2.21	0.62	0.93	3.13	9.74	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.00	1.75	0.75	0.64
Net (%)	0.96	1.71	0.71	0.61
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Government Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Government Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-13	9,441	9,441	10,974
Class I1,2	5-31-13	10,371	10,371	10,974
Class R6[1,2]	5-31-13	10,403	10,403	10,974
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Government Bond Index tracks the performance of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class I and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectus.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,010.80	$4.86	0.97%
	Hypothetical example	1,000.00	1,020.10	4.89	0.97%
Class C	Actual expenses/actual returns	1,000.00	1,007.00	8.61	1.72%
	Hypothetical example	1,000.00	1,016.40	8.65	1.72%
Class I	Actual expenses/actual returns	1,000.00	1,012.00	3.61	0.72%
	Hypothetical example	1,000.00	1,021.30	3.63	0.72%
Class R6	Actual expenses/actual returns	1,000.00	1,012.60	3.06	0.61%
	Hypothetical example	1,000.00	1,021.90	3.07	0.61%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 95.4%				$233,036,643
(Cost $236,673,140)
U.S. Government 70.0%				171,020,967
U.S. Treasury
Bond	1.750	08-15-41	7,700,000	5,431,207
Bond	2.250	02-15-52	2,900,000	2,091,625
Bond	3.000	08-15-52	13,305,000	11,307,691
Bond	3.375	11-15-48	2,700,000	2,446,242
Bond	3.625	02-15-53	5,844,000	5,612,979
Bond	3.875	05-15-43	450,000	441,844
Bond	4.000	11-15-42	17,830,000	17,841,144
Note	3.375	05-15-33	6,319,000	6,183,734
Note	3.500	01-31-30	2,000,000	1,972,656
Note	3.750	04-15-26	2,000,000	1,982,500
Note	3.875	03-31-25	2,500,000	2,471,094
Note	4.000	12-15-25	1,200,000	1,195,172
Note	4.000	02-15-26	2,000,000	1,993,438
Note	4.000	02-29-28	41,400,000	41,763,857
Note	4.000	02-28-30	26,725,000	27,151,974
Note	4.625	02-28-25	5,495,000	5,498,220
Note	4.625	03-15-26	35,136,000	35,635,590
U.S. Government Agency 25.4%				62,015,676
Federal Farm Credit Bank Bond	3.370	12-08-25	2,500,000	2,410,090
Federal Home Loan Bank
Bond	4.130	08-28-25	3,000,000	2,936,748
Bond	4.500	09-16-27	3,000,000	2,924,875
Bond	5.000	10-20-25	2,200,000	2,175,687
Bond	5.000	09-14-27	2,500,000	2,457,542
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	4.500	12-01-37	155,554	153,248
15 Yr Pass Thru	4.500	01-01-38	1,053,490	1,037,872
30 Yr Pass Thru	3.000	04-01-43	542,964	497,668
30 Yr Pass Thru	3.500	12-01-44	1,486,060	1,396,186
30 Yr Pass Thru	3.500	02-01-47	452,192	424,703
30 Yr Pass Thru	3.500	06-01-49	441,136	409,318
30 Yr Pass Thru	3.500	03-01-52	256,764	237,262
30 Yr Pass Thru	4.000	12-01-40	272,357	263,084
30 Yr Pass Thru	4.000	01-01-41	345,727	333,934
30 Yr Pass Thru	4.000	01-01-41	299,684	289,374
30 Yr Pass Thru	4.000	11-01-43	596,603	575,233
30 Yr Pass Thru	4.000	12-01-46	439,685	422,712
30 Yr Pass Thru	4.000	06-01-47	431,723	417,756
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	09-01-52	1,153,252	$1,161,443
Note	4.050	08-28-25	3,000,000	2,933,315
Note	4.250	08-25-27	2,500,000	2,426,087
Note	5.375	11-15-24	2,500,000	2,482,378
Note	5.500	02-28-28	2,495,000	2,465,484
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	398,579	383,061
15 Yr Pass Thru	4.500	11-01-37	817,857	805,733
15 Yr Pass Thru	4.500	12-01-37	263,249	259,347
30 Yr Pass Thru	2.000	10-01-50	1,097,580	916,253
30 Yr Pass Thru	2.500	07-01-50	511,218	443,397
30 Yr Pass Thru	2.500	08-01-50	2,308,744	1,997,403
30 Yr Pass Thru	2.500	09-01-50	967,898	837,071
30 Yr Pass Thru	2.500	09-01-50	2,479,876	2,145,456
30 Yr Pass Thru	2.500	10-01-50	881,511	766,493
30 Yr Pass Thru	3.000	10-01-49	1,161,850	1,041,977
30 Yr Pass Thru	3.000	11-01-49	991,152	888,891
30 Yr Pass Thru	3.500	07-01-43	959,125	899,163
30 Yr Pass Thru	3.500	03-01-44	416,216	389,827
30 Yr Pass Thru	3.500	01-01-45	1,878,302	1,769,092
30 Yr Pass Thru	3.500	04-01-45	1,581,130	1,480,798
30 Yr Pass Thru	3.500	05-01-48	658,717	609,096
30 Yr Pass Thru	3.500	06-01-49	546,821	509,217
30 Yr Pass Thru	3.500	03-01-52	2,333,958	2,168,350
30 Yr Pass Thru	4.000	09-01-40	760,681	733,913
30 Yr Pass Thru	4.000	12-01-40	515,113	496,989
30 Yr Pass Thru	4.000	09-01-41	585,548	564,554
30 Yr Pass Thru	4.000	10-01-41	626,337	603,922
30 Yr Pass Thru	4.000	01-01-42	321,292	309,800
30 Yr Pass Thru	4.000	07-01-42	864,083	832,548
30 Yr Pass Thru	4.000	11-01-42	1,356,532	1,307,874
30 Yr Pass Thru	4.000	11-01-43	1,372,234	1,329,302
30 Yr Pass Thru	4.000	12-01-43	569,830	549,865
30 Yr Pass Thru	4.000	06-01-49	2,140,116	2,052,427
30 Yr Pass Thru	4.500	08-01-40	526,445	521,580
30 Yr Pass Thru	4.500	06-01-41	1,088,893	1,079,623
30 Yr Pass Thru	4.500	07-01-41	1,009,489	1,000,673
30 Yr Pass Thru	4.500	11-01-41	183,531	181,971
30 Yr Pass Thru	4.500	02-01-42	534,593	529,912
30 Yr Pass Thru	4.500	04-01-48	524,677	516,804

30 Yr Pass Thru	5.500	10-01-52	260,098	261,295
12	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 3.0%				$7,268,092
(Cost $11,959,958)
Commercial and residential 1.0%				2,342,975
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1 (A)(B)	3.000	09-25-64	489,298	464,797
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA (B)	3.500	08-25-57	928,324	880,062
Series 2019-1, Class MA	3.500	07-25-58	714,224	675,436
Towd Point Mortgage Trust
Series 2017-1, Class A1 (A)(B)	2.750	10-25-56	9,067	8,916
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	6,488	6,403
Series 2017-3, Class A1 (A)(B)	2.750	07-25-57	189,241	183,726
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (A)(C)	4.455	02-25-57	123,994	123,635
U.S. Government Agency 2.0%				4,925,117
Federal Home Loan Mortgage Corp.
Series 4083, Class PB	3.500	09-15-41	563,346	545,577
Series 4459, Class CA	5.000	12-15-34	30,386	30,197
Series K038, Class X1 IO	1.075	03-25-24	6,126,417	32,441
Series K048, Class X1 IO	0.214	06-25-25	4,738,580	17,759
Series K050, Class X1 IO	0.298	08-25-25	68,587,647	390,703
Series K053, Class X1 IO	0.874	12-25-25	26,583,597	494,878
Series K054, Class X1 IO	1.153	01-25-26	20,512,218	508,871
Federal National Mortgage Association
Series 2014-44, Class DA	3.000	07-25-36	629,008	587,518
Series 2014-49, Class CA	3.000	08-25-44	364,751	340,464
Series 427, Class C20 IO	2.000	02-25-51	1,727,201	228,412
Series 427, Class C77 IO	2.500	09-25-51	816,168	119,089
Government National Mortgage Association
Series 2012-114, Class IO	0.608	01-16-53	602,715	9,192
Series 2015-7, Class IO	0.454	01-16-57	4,509,724	91,974
Series 2017-109, Class IO	0.230	04-16-57	809,044	14,787
Series 2017-124, Class IO	0.619	01-16-59	767,999	22,866
Series 2017-140, Class IO	0.486	02-16-59	597,592	19,508
Series 2017-20, Class IO	0.530	12-16-58	1,374,034	34,304
Series 2017-41, Class IO	0.594	07-16-58	756,966	20,655
Series 2017-46, Class IO	0.698	11-16-57	1,154,831	42,402
Series 2017-54, Class IO	0.684	12-16-58	4,033,109	146,704
Series 2017-61, Class IO	0.745	05-16-59	671,255	24,451
Series 2017-74, Class IO	0.446	09-16-58	1,209,959	27,273
Series 2017-89, Class IO	0.495	07-16-59	1,024,909	31,267
Series 2018-114, Class IO	0.710	04-16-60	769,718	30,463
Series 2018-68, Class A	2.850	04-16-50	201,675	192,188
Series 2018-9, Class IO	0.443	01-16-60	1,176,454	35,449
Series 2020-118, Class IO	0.881	06-16-62	2,425,491	148,565
Series 2020-119, Class IO	0.602	08-16-62	1,261,434	62,341
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2020-120, Class IO	0.761	05-16-62	3,286,733	$189,815
Series 2020-137, Class IO	0.795	09-16-62	2,276,006	127,523
Series 2020-170, Class IO	0.833	11-16-62	2,793,198	175,981
Series 2021-40, Class IO	0.824	02-16-63	758,851	47,938

Series 2022-53, Class IO	0.712	06-16-64	2,418,708	133,562
Asset backed securities 0.2%				$407,721
(Cost $402,002)
Asset backed securities 0.2%				407,721
Pennsylvania Higher Education Assistance Agency
Series 2006-2, Class A3 (3 month LIBOR + 0.130%) (C)	5.385	10-25-36	406,507	407,721

	Yield (%)	Shares	Value
Short-term investments 0.5%			$1,238,413
(Cost $1,238,488)
Short-term funds 0.5%			1,238,413
John Hancock Collateral Trust (D)	4.5317(E)	123,898	1,238,413

Total investments (Cost $250,273,588) 99.1%	$241,950,869
Other assets and liabilities, net 0.9%	2,252,884
Total net assets 100.0%	$244,203,753

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 5-31-23.
14	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	77	Long	Sep 2023	$15,883,156	$15,848,766	$(34,390)
						$(34,390)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $250,676,648. Net unrealized depreciation aggregated to $8,760,169, of which $1,734,353 related to gross unrealized appreciation and $10,494,522 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $249,035,100)	$240,712,456
Affiliated investments, at value (Cost $1,238,488)	1,238,413
Total investments, at value (Cost $250,273,588)	241,950,869
Receivable for futures variation margin	24,685
Foreign currency, at value (Cost $22)	24
Collateral held at broker for futures contracts	208,500
Interest receivable	1,949,976
Receivable for fund shares sold	394,416
Receivable from affiliates	2,237
Other assets	64,650
Total assets	244,595,357
Liabilities
Distributions payable	23,495
Payable for fund shares repurchased	237,097
Payable to affiliates
Accounting and legal services fees	19,858
Transfer agent fees	22,622
Distribution and service fees	1,509
Trustees’ fees	476
Other liabilities and accrued expenses	86,547
Total liabilities	391,604
Net assets	$244,203,753
Net assets consist of
Paid-in capital	$295,001,086
Total distributable earnings (loss)	(50,797,333)
Net assets	$244,203,753

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($162,199,489 ÷ 20,149,680 shares)[1]	$8.05
Class C ($1,892,309 ÷ 235,347 shares)[1]	$8.04
Class I ($55,097,434 ÷ 6,837,303 shares)	$8.06
Class R6 ($25,014,521 ÷ 3,105,454 shares)	$8.06
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$8.39

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$8,764,096
Dividends from affiliated investments	203,584
Total investment income	8,967,680
Expenses
Investment management fees	1,255,696
Distribution and service fees	446,744
Accounting and legal services fees	47,471
Transfer agent fees	249,269
Trustees’ fees	5,647
Custodian fees	45,594
State registration fees	73,848
Printing and postage	45,053
Professional fees	65,583
Other	29,790
Total expenses	2,264,695
Less expense reductions	(142,941)
Net expenses	2,121,754
Net investment income	6,845,926
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(13,446,579)
Affiliated investments	5,733
Futures contracts	(134,497)
(13,575,343)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,057,176)
Affiliated investments	(87)
Futures contracts	(34,390)
(1,091,653)
Net realized and unrealized loss	(14,666,996)
Decrease in net assets from operations	$(7,821,070)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,845,926	$2,864,863
Net realized loss	(13,575,343)	(19,699,713)
Change in net unrealized appreciation (depreciation)	(1,091,653)	(4,124,979)
Decrease in net assets resulting from operations	(7,821,070)	(20,959,829)
Distributions to shareholders
From earnings
Class A	(5,336,514)	(3,245,757)
Class C	(39,128)	(22,912)
Class I	(1,361,840)	(195,358)
Class R6	(895,762)	(662,789)
Total distributions	(7,633,244)	(4,126,816)
From fund share transactions	31,397,696	(31,666,490)
Total increase (decrease)	15,943,382	(56,753,135)
Net assets
Beginning of year	228,260,371	285,013,506
End of year	$244,203,753	$228,260,371
18	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$8.63	$9.54	$10.07	$9.34	$9.08
Net investment income[1]	0.23	0.10	0.08	0.13	0.18
Net realized and unrealized gain (loss) on investments	(0.55)	(0.87)	(0.49)	0.75	0.31
Total from investment operations	(0.32)	(0.77)	(0.41)	0.88	0.49
Less distributions
From net investment income	(0.26)	(0.14)	(0.12)	(0.15)	(0.23)
Net asset value, end of period	$8.05	$8.63	$9.54	$10.07	$9.34
Total return (%)[2,3]	(3.75)	(8.14)	(4.08)	9.51	5.46
Ratios and supplemental data
Net assets, end of period (in millions)	$162	$188	$229	$249	$217
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.00	1.01	1.04	1.03
Expenses including reductions	0.97	0.98	0.98	0.98	0.98
Net investment income	2.79	1.04	0.79	1.34	2.04
Portfolio turnover (%)	351	336	169	166	87

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	19

CLASS C SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$8.62	$9.53	$10.07	$9.34	$9.08
Net investment income[1]	0.17	0.02	—[2]	0.05	0.11
Net realized and unrealized gain (loss) on investments	(0.56)	(0.85)	(0.49)	0.75	0.30
Total from investment operations	(0.39)	(0.83)	(0.49)	0.80	0.41
Less distributions
From net investment income	(0.19)	(0.08)	(0.05)	(0.07)	(0.15)
Net asset value, end of period	$8.04	$8.62	$9.53	$10.07	$9.34
Total return (%)[3,4]	(4.48)	(8.80)	(4.90)	8.64	4.63
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$4	$9	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.75	1.76	1.79	1.78
Expenses including reductions	1.72	1.74	1.75	1.78	1.77
Net investment income	2.02	0.24	0.01	0.53	1.25
Portfolio turnover (%)	351	336	169	166	87

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$8.64	$9.55	$10.07	$9.34	$9.09
Net investment income[1]	0.26	0.12	0.10	0.15	0.20
Net realized and unrealized gain (loss) on investments	(0.56)	(0.86)	(0.47)	0.75	0.29
Total from investment operations	(0.30)	(0.74)	(0.37)	0.90	0.49
Less distributions
From net investment income	(0.28)	(0.17)	(0.15)	(0.17)	(0.24)
Net asset value, end of period	$8.06	$8.64	$9.55	$10.07	$9.34
Total return (%)[2]	(3.51)	(7.91)	(3.76)	9.73	5.55
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$9	$13	$22	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.75	0.76	0.79	0.79
Expenses including reductions	0.72	0.74	0.75	0.78	0.79
Net investment income	3.22	1.27	1.02	1.52	2.24
Portfolio turnover (%)	351	336	169	166	87

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	21

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$8.64	$9.54	$10.07	$9.34	$9.09
Net investment income[1]	0.26	0.13	0.11	0.16	0.21
Net realized and unrealized gain (loss) on investments	(0.56)	(0.86)	(0.48)	0.75	0.29
Total from investment operations	(0.30)	(0.73)	(0.37)	0.91	0.50
Less distributions
From net investment income	(0.28)	(0.17)	(0.16)	(0.18)	(0.25)
Net asset value, end of period	$8.06	$8.64	$9.54	$10.07	$9.34
Total return (%)[2]	(3.40)	(7.72)	(3.76)	9.85	5.67
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$29	$40	$38	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.64	0.65	0.67	0.68
Expenses including reductions	0.61	0.63	0.64	0.67	0.67
Net investment income	3.14	1.38	1.13	1.64	2.35
Portfolio turnover (%)	351	336	169	166	87

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	23

Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$233,036,643	—	$233,036,643	—
Collateralized mortgage obligations	7,268,092	—	7,268,092	—
Asset backed securities	407,721	—	407,721	—
Short-term investments	1,238,413	$1,238,413	—	—
Total investments in securities	$241,950,869	$1,238,413	$240,712,456	—
Derivatives:
Liabilities
Futures	$(34,390)	$(34,390)	—	—
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through
24	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $3,774.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $36,325,360 and a long-term capital loss carryforward of $5,905,268 available to offset future net realized capital gains. These carryforwards do not expire.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	25

As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2023 and 2022 was as follows:
	May 31, 2023	May 31, 2022
Ordinary income	$7,633,244	$4,126,816
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, the components of distributable earnings on a tax basis consisted of $216,957 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of
26	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2023, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with USD notional values ranging up to $15.8 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(34,390)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(134,497)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$(34,390)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	27

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund’s average daily net assets, (b) 0.450% of the next $700 million of the fund’s average daily net assets, and (c) 0.430% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.60% for the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. Prior to October 1, 2022, the Advisor contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$101,924
Class C	985
Class I	25,167
Class	Expense reduction
Class R6	$14,865
Total	$142,941

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.47% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
28	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $49,558 for the year ended May 31, 2023. Of this amount, $7,476 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $42,082 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, CDSCs received by the Distributor amounted to $4,151 and $116 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$429,831	$201,284
Class C	16,913	1,983
Class I	—	43,586
Class R6	—	2,416
Total	$446,744	$249,269
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	29

Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,110,785	$17,258,149	2,503,305	$23,337,936
Distributions reinvested	617,458	5,030,289	328,457	3,053,898
Repurchased	(4,417,755)	(36,199,167)	(4,983,170)	(46,268,084)
Net decrease	(1,689,512)	$(13,910,729)	(2,151,408)	$(19,876,250)
Class C shares
Sold	91,571	$741,443	135,033	$1,290,966
Distributions reinvested	4,737	38,512	2,382	22,172
Repurchased	(92,061)	(750,789)	(280,454)	(2,633,070)
Net increase (decrease)	4,247	$29,166	(143,039)	$(1,319,932)
Class I shares
Sold	6,645,243	$54,113,341	327,346	$3,103,069
Distributions reinvested	168,259	1,361,617	20,962	195,269
Repurchased	(1,002,769)	(8,149,019)	(675,304)	(6,290,213)
Net increase (decrease)	5,810,733	$47,325,939	(326,996)	$(2,991,875)
Class R6 shares
Sold	785,542	$6,439,924	892,111	$8,354,750
Distributions reinvested	109,808	895,724	71,148	662,778
Repurchased	(1,140,279)	(9,382,328)	(1,775,137)	(16,495,961)
Net decrease	(244,929)	$(2,046,680)	(811,878)	$(7,478,433)
Total net increase (decrease)	3,880,539	$31,397,696	(3,433,321)	$(31,666,490)
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $49,263,411 and $60,492,979, respectively, for the year ended May 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $797,867,124 and $755,869,728, respectively, for the year ended May 31, 2023.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
30	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	123,898	$414,127	$287,875,172	$(287,056,532)	$5,733	$(87)	$203,584	—	$1,238,413
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Government Income Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	33

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Government Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
34	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	35

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	1986	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
36	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	37

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
38	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	39

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
40	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932957	56A 5/23
7/2023

Annual report
John Hancock
High Yield Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
24	Financial statements
27	Financial highlights
32	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund’s benchmark, the ICE BofA U.S. High Yield Index, produced a loss for the period
Prices fell modestly in response to slowing economic growth, offsetting the benefit of income.
The high-yield market outperformed investment-grade debt
A larger contribution from yield, together with a lower degree of interest-rate sensitivity, helped support returns for high-yield issues in a challenging time for the overall fixed-income market.
Consistent with the broader environment, the fund lost ground
Security selection and asset allocation were both small net contributors to relative performance.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2023?
High-yield bonds posted roughly flat returns, with elevated volatility in the first half of the period giving way to steadier returns thereafter. The initial instability was largely driven by heightened uncertainty regarding the open-ended nature of the U.S. Federal Reserve’s (Fed’s) interest-rate increases and their potential impact on the economy. Market conditions changed for the better in early 2023 once the Fed’s communications began to indicate a growing likelihood that the central bank would taper its policy tightening at some point within the next 12 months. Additionally, economic data—while weaker in year-over-year terms—exceeded the depressed expectations that were in place during late 2022. These factors led to an increase in both U.S. Treasury yields and the yield spreads on high-yield bonds.
What elements of the fund’s positioning helped and hurt results?
Efforts to capitalize on opportunities outside of high yield contributed to fund performance. We believe our flexibility to invest across the broader credit universe, both within companies’ capital structures and throughout the spectrum of credit quality, is important when seeking to maximize risk-adjusted returns. A small allocation to bank loans, which benefited from their floating-rate characteristics at a time in which the Fed was raising rates, was a key contributor in this regard.
TOP 10 ISSUERS AS OF 5/31/2023 (% of net assets)
Occidental Petroleum Corp.	1.7
CCO Holdings LLC	1.7
Uber Technologies, Inc.	1.5
Sprint Corp.	1.5
Carnival Corp.	1.3
Cheniere Energy Partners LP	1.2
Ford Motor Company	1.1
VICI Properties LP	1.1
Altice	1.0
HCA, Inc.	1.0
TOTAL	13.1
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 5/31/2023 (% of net assets)
United States	83.1
Canada	4.9
France	2.7
United Kingdom	1.9
Luxembourg	1.7
Cayman Islands	1.3
Ireland	1.1
Bermuda	1.0
Other countries	2.3
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	5

Holdings in lower-rated investment-grade corporates further helped results, as did the fund’s more modest weightings in asset-backed securities and subordinated debt.
Sector allocations were a net detractor, led by an overweight in banking, an underweight in capital goods, and an overweight in communications. However, the adverse effect was outweighed by a positive contribution from security selection. Results were particularly strong in communications and banking. With respect to positioning across credit tiers, the fund benefited from selection in B- and BB-rated debt. On the other hand, selection in CCCs detracted.
What changes did you make to the fund’s positioning?
We moved the portfolio to a more defensive posture in response to the backdrop of slowing economic growth by adding a small allocation to asset-backed securities and increasing the fund’s weighting in investment-grade bonds. Given the tight spreads for high-yield bonds in the first half of the period, we believed lower-rated investment-grade issues (primarily those rated BBB) provided an attractive alternative from a risk-return perspective. We funded this move by reducing the portfolio’s weighting in lower-quality high-yield bonds (particularly certain higher-risk CCC-rated issues), continuing to hold select bonds that were upgraded to investment grade, and making a smaller reduction to the fund’s position in senior loans.
Can you tell us about changes to the portfolio management team?
Effective June 30, 2022, Dennis F. McCafferty, CFA, left the portfolio management team and James Gearhart, CFA, and Jonas Grazulis, CFA were added to the team.
MANAGED BY

Jonas Grazulis, CFA
Caryn E. Rothman, CFA
James Gearhart, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-23	as of 5-31-23
Class A	-4.36	1.38	2.49	7.11	27.92	6.71	6.70
Class C	-2.04	1.44	2.14	7.41	23.56	6.22	6.21
Class I1	-0.11	2.45	3.17	12.88	36.58	7.24	7.24
Class R6[1,2]	-0.00	2.62	3.15	13.83	36.35	7.35	7.35
Class NAV[1,2]	0.00	2.57	3.31	13.55	38.44	7.36	7.35
Index††	-0.17	2.92	3.89	15.50	46.50	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.91	1.66	0.66	0.55	0.54
Net (%)	0.90	1.65	0.65	0.54	0.53
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the ICE BofA U.S. High Yield Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. High Yield Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-13	12,356	12,356	14,650
Class I1	5-31-13	13,658	13,658	14,650
Class R6[1,2]	5-31-13	13,635	13,635	14,650
Class NAV[1,2]	5-31-13	13,844	13,844	14,650
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,033.70	$4.72	0.93%
	Hypothetical example	1,000.00	1,020.30	4.68	0.93%
Class C	Actual expenses/actual returns	1,000.00	1,029.90	8.45	1.67%
	Hypothetical example	1,000.00	1,016.60	8.40	1.67%
Class I	Actual expenses/actual returns	1,000.00	1,035.00	3.45	0.68%
	Hypothetical example	1,000.00	1,021.50	3.43	0.68%
Class R6	Actual expenses/actual returns	1,000.00	1,039.10	2.90	0.57%
	Hypothetical example	1,000.00	1,022.10	2.87	0.57%
Class NAV	Actual expenses/actual returns	1,000.00	1,035.60	2.84	0.56%
	Hypothetical example	1,000.00	1,022.10	2.82	0.56%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 89.2%				$1,032,520,143
(Cost $1,116,376,294)
Communication services 17.1%				198,226,412
Diversified telecommunication services 2.4%
Connect Finco SARL (A)	6.750	10-01-26	6,940,000	6,690,983
Frontier Florida LLC	6.860	02-01-28	4,650,000	4,103,625
GCI LLC (A)	4.750	10-15-28	7,935,000	6,699,389
Iliad Holding SASU (A)	6.500	10-15-26	4,885,000	4,599,034
Level 3 Financing, Inc. (A)	3.875	11-15-29	2,320,000	1,697,751
Level 3 Financing, Inc. (A)	4.625	09-15-27	3,965,000	2,477,602
Zayo Group Holdings, Inc. (A)	6.125	03-01-28	3,453,000	2,080,530
Entertainment 2.7%
AMC Entertainment Holdings, Inc. (A)	7.500	02-15-29	5,535,000	3,881,419
Cinemark USA, Inc. (A)	8.750	05-01-25	3,150,000	3,205,125
Live Nation Entertainment, Inc. (A)	4.750	10-15-27	7,700,000	7,132,125
Netflix, Inc.	6.375	05-15-29	4,900,000	5,193,348
Playtika Holding Corp. (A)	4.250	03-15-29	4,121,000	3,492,541
ROBLOX Corp. (A)	3.875	05-01-30	4,747,000	4,064,856
WMG Acquisition Corp. (A)	3.000	02-15-31	3,891,000	3,137,119
WMG Acquisition Corp. (A)	3.875	07-15-30	1,500,000	1,281,165
Interactive media and services 2.8%
ANGI Group LLC (A)	3.875	08-15-28	2,696,000	2,194,956
Arches Buyer, Inc. (A)	6.125	12-01-28	3,980,000	3,444,252
Cars.com, Inc. (A)	6.375	11-01-28	3,641,000	3,375,790
Match Group Holdings II LLC (A)	3.625	10-01-31	3,000,000	2,443,830
Match Group Holdings II LLC (A)	5.625	02-15-29	3,300,000	3,106,257
TripAdvisor, Inc. (A)	7.000	07-15-25	7,200,000	7,217,177
ZipRecruiter, Inc. (A)	5.000	01-15-30	3,120,000	2,629,723
ZoomInfo Technologies LLC (A)	3.875	02-01-29	8,780,000	7,605,207
Media 7.0%
Altice Financing SA (A)	5.000	01-15-28	3,000,000	2,344,025
Altice Financing SA (A)	5.750	08-15-29	2,405,000	1,833,937
Altice France Holding SA (A)	10.500	05-15-27	2,190,000	1,308,525
Altice France SA (A)	5.500	10-15-29	2,313,000	1,678,544
Altice France SA (A)	8.125	02-01-27	5,463,000	4,708,000
CCO Holdings LLC (A)	4.250	01-15-34	2,822,000	2,087,740
CCO Holdings LLC (A)	4.500	08-15-30	6,627,000	5,455,028
CCO Holdings LLC (A)	4.500	06-01-33	3,759,000	2,869,487
CCO Holdings LLC (A)	5.125	05-01-27	6,000,000	5,557,935
CCO Holdings LLC (A)	5.375	06-01-29	3,850,000	3,465,244
CSC Holdings LLC (A)	6.500	02-01-29	3,800,000	2,991,772
DISH Network Corp. (A)	11.750	11-15-27	4,610,000	4,412,261
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
iHeartCommunications, Inc.	8.375	05-01-27	8,287,000	$4,675,187
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27	5,493,000	5,096,900
News Corp. (A)	5.125	02-15-32	5,921,000	5,387,102
Sirius XM Radio, Inc. (A)	4.000	07-15-28	6,170,000	5,166,464
Sirius XM Radio, Inc. (A)	5.500	07-01-29	2,900,000	2,531,402
Stagwell Global LLC (A)	5.625	08-15-29	7,230,000	6,204,976
Townsquare Media, Inc. (A)	6.875	02-01-26	7,803,000	7,234,942
Virgin Media Finance PLC (A)	5.000	07-15-30	3,349,000	2,650,972
Virgin Media Secured Finance PLC (A)	5.500	05-15-29	3,900,000	3,505,290
Wireless telecommunication services 2.2%
SoftBank Group Corp.	5.125	09-19-27	6,850,000	6,118,626
Sprint Capital Corp.	6.875	11-15-28	3,186,000	3,406,044
Sprint LLC	7.125	06-15-24	9,175,000	9,269,254
Sprint LLC	7.875	09-15-23	4,750,000	4,764,174
U.S. Cellular Corp.	6.700	12-15-33	2,127,000	1,748,777
Consumer discretionary 14.3%				165,847,814
Automobile components 1.7%
American Axle & Manufacturing, Inc.	6.875	07-01-28	5,085,000	4,548,588
Clarios Global LP (A)	6.750	05-15-28	2,881,000	2,881,000
Dealer Tire LLC (A)	8.000	02-01-28	3,494,000	3,198,792
The Goodyear Tire & Rubber Company	5.000	07-15-29	2,008,000	1,808,150
The Goodyear Tire & Rubber Company	5.250	04-30-31	2,419,000	2,125,476
The Goodyear Tire & Rubber Company	9.500	05-31-25	2,000,000	2,044,520
ZF North America Capital, Inc. (A)	6.875	04-14-28	3,309,000	3,323,609
Automobiles 1.6%
Ford Motor Company	4.750	01-15-43	3,204,000	2,367,390
Ford Motor Credit Company LLC	4.000	11-13-30	1,900,000	1,596,552
Ford Motor Credit Company LLC	4.134	08-04-25	10,000,000	9,467,711
Nissan Motor Acceptance Company LLC (A)	2.000	03-09-26	6,380,000	5,537,628
Broadline retail 0.6%
Liberty Interactive LLC	8.250	02-01-30	5,147,000	1,796,715
Macy’s Retail Holdings LLC (A)	5.875	04-01-29	2,665,000	2,355,853
Macy’s Retail Holdings LLC (A)	5.875	03-15-30	480,000	416,039
Macy’s Retail Holdings LLC (A)	6.125	03-15-32	440,000	372,900
Nordstrom, Inc.	4.250	08-01-31	2,900,000	2,204,580
Diversified consumer services 1.0%
Garda World Security Corp. (A)	4.625	02-15-27	4,395,000	4,013,862
Sotheby’s (A)	7.375	10-15-27	4,930,000	4,320,009
Stena International SA (A)	6.125	02-01-25	3,400,000	3,304,800
Hotels, restaurants and leisure 7.2%
Affinity Interactive (A)	6.875	12-15-27	3,953,000	3,459,666
12	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Allwyn Entertainment Financing UK PLC (A)	7.875	04-30-29	3,472,000	$3,431,621
Caesars Entertainment, Inc. (A)	7.000	02-15-30	5,976,000	6,003,406
Carnival Corp. (A)	6.000	05-01-29	3,333,000	2,771,063
Carnival Corp. (A)	7.625	03-01-26	4,080,000	3,868,290
Carnival Corp. (A)	10.500	06-01-30	4,000,000	4,013,952
Carnival Holdings Bermuda, Ltd. (A)	10.375	05-01-28	3,425,000	3,707,319
CEC Entertainment LLC (A)	6.750	05-01-26	4,030,000	3,853,074
Choice Hotels International, Inc.	3.700	12-01-29	4,625,000	4,068,970
Full House Resorts, Inc. (A)	8.250	02-15-28	4,100,000	3,843,750
Hilton Grand Vacations Borrower Escrow LLC (A)	4.875	07-01-31	3,349,000	2,842,479
International Game Technology PLC (A)	6.250	01-15-27	8,220,000	8,203,889
International Game Technology PLC (A)	6.500	02-15-25	2,618,000	2,627,818
Jacobs Entertainment, Inc. (A)	6.750	02-15-29	1,600,000	1,404,656
Marriott Ownership Resorts, Inc. (A)	4.500	06-15-29	1,047,000	897,111
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	4,000,000	3,526,320
Mohegan Tribal Gaming Authority (A)	8.000	02-01-26	3,540,000	3,121,643
NCL Corp., Ltd. (A)	5.875	03-15-26	3,260,000	2,957,298
New Red Finance, Inc. (A)	3.875	01-15-28	4,000,000	3,668,206
Royal Caribbean Cruises, Ltd. (A)	9.250	01-15-29	4,580,000	4,869,209
Travel + Leisure Company (A)	6.625	07-31-26	2,760,000	2,734,360
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	3,235,000	2,968,113
Yum! Brands, Inc.	5.375	04-01-32	4,175,000	3,955,241
Household durables 0.9%
KB Home	4.000	06-15-31	3,626,000	3,078,992
KB Home	7.250	07-15-30	1,301,000	1,314,749
Newell Brands, Inc.	6.375	09-15-27	5,829,000	5,543,904
Specialty retail 1.3%
Asbury Automotive Group, Inc. (A)	5.000	02-15-32	4,080,000	3,500,304
Group 1 Automotive, Inc. (A)	4.000	08-15-28	3,825,000	3,349,363
Lithia Motors, Inc. (A)	3.875	06-01-29	5,230,000	4,505,824
Lithia Motors, Inc. (A)	4.375	01-15-31	2,325,000	1,983,954
The Michaels Companies, Inc. (A)	7.875	05-01-29	3,400,000	2,089,096
Consumer staples 3.6%				40,896,391
Consumer staples distribution and retail 0.7%
Albertsons Companies, Inc. (A)	6.500	02-15-28	3,928,000	3,903,450
Performance Food Group, Inc. (A)	4.250	08-01-29	1,690,000	1,492,077
U.S. Foods, Inc. (A)	4.750	02-15-29	3,250,000	2,964,136
Food products 2.4%
Darling Ingredients, Inc. (A)	5.250	04-15-27	4,400,000	4,277,255
JBS USA LUX SA (A)	5.750	04-01-33	4,745,000	4,424,950
Lamb Weston Holdings, Inc. (A)	4.125	01-31-30	5,355,000	4,768,799
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Pilgrim’s Pride Corp.	4.250	04-15-31	6,070,000	$5,184,545
Post Holdings, Inc. (A)	5.500	12-15-29	4,295,000	3,993,157
Post Holdings, Inc. (A)	5.625	01-15-28	3,400,000	3,278,283
Post Holdings, Inc. (A)	5.750	03-01-27	988,000	968,914
Household products 0.5%
Edgewell Personal Care Company (A)	4.125	04-01-29	2,670,000	2,302,875
Edgewell Personal Care Company (A)	5.500	06-01-28	3,570,000	3,337,950
Energy 11.4%				131,831,785
Energy equipment and services 1.3%
CSI Compressco LP (A)	7.500	04-01-25	2,500,000	2,387,574
CSI Compressco LP (A)	7.500	04-01-25	2,246,000	2,144,996
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	6,803,016	5,646,503
Tervita Corp. (A)	11.000	12-01-25	2,034,000	2,166,210
USA Compression Partners LP	6.875	09-01-27	2,448,000	2,292,638
Oil, gas and consumable fuels 10.1%
Antero Midstream Partners LP (A)	5.375	06-15-29	2,500,000	2,298,383
Antero Resources Corp. (A)	7.625	02-01-29	1,783,000	1,813,831
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29	4,850,000	4,257,767
Cheniere Energy Partners LP	3.250	01-31-32	6,459,000	5,284,552
Cheniere Energy Partners LP	4.000	03-01-31	3,835,000	3,375,139
Cheniere Energy Partners LP	4.500	10-01-29	5,235,000	4,793,524
CNX Resources Corp. (A)	6.000	01-15-29	2,800,000	2,585,668
Continental Resources, Inc. (A)	5.750	01-15-31	6,800,000	6,477,826
Crestwood Midstream Partners LP (A)	8.000	04-01-29	4,032,000	4,053,571
Delek Logistics Partners LP (A)	7.125	06-01-28	2,621,000	2,385,110
Enbridge, Inc. (7.625% to 1-15-33, then 5 Year CMT + 4.418% to 1-15-53, then 5 Year CMT + 5.168%)	7.625	01-15-83	5,890,000	5,937,261
Endeavor Energy Resources LP (A)	5.750	01-30-28	3,500,000	3,456,250
EQM Midstream Partners LP (A)	7.500	06-01-30	4,862,000	4,886,311
Hess Midstream Operations LP (A)	5.500	10-15-30	945,000	856,351
MEG Energy Corp. (A)	5.875	02-01-29	3,248,000	3,067,020
New Fortress Energy, Inc. (A)	6.500	09-30-26	5,555,000	4,923,094
Occidental Petroleum Corp.	4.400	04-15-46	2,900,000	2,196,750
Occidental Petroleum Corp.	5.500	12-01-25	2,950,000	2,937,315
Occidental Petroleum Corp.	6.375	09-01-28	7,305,000	7,517,064
Occidental Petroleum Corp.	6.625	09-01-30	7,005,000	7,302,713
Parkland Corp. (A)	4.500	10-01-29	4,789,000	4,140,561
Parkland Corp. (A)	5.875	07-15-27	5,400,000	5,192,326
Parsley Energy LLC (A)	4.125	02-15-28	4,530,000	4,231,065
Range Resources Corp.	8.250	01-15-29	2,800,000	2,916,130
14	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Southwestern Energy Company	4.750	02-01-32	1,585,000	$1,371,305
Southwestern Energy Company	8.375	09-15-28	4,100,000	4,273,516
Sunoco LP	4.500	04-30-30	2,175,000	1,907,860
Sunoco LP	6.000	04-15-27	2,448,000	2,407,652
Talos Production, Inc.	12.000	01-15-26	4,220,000	4,441,550
Venture Global Calcasieu Pass LLC (A)	6.250	01-15-30	2,945,000	2,919,608
Western Midstream Operating LP	4.750	08-15-28	3,163,000	2,986,791
Financials 10.1%				117,104,232
Banks 5.4%
Bank of America Corp. (6.100% to 3-17-25, then 3 month CME Term SOFR + 4.160%) (B)	6.100	03-17-25	5,200,000	5,070,000
Barclays PLC (8.000% to 3-15-29, then 5 Year CMT + 5.431%) (B)	8.000	03-15-29	3,900,000	3,383,250
BNP Paribas SA (6.625% to 3-25-24, then 5 Year U.S. Swap Rate + 4.149%) (A)(B)	6.625	03-25-24	5,969,000	5,737,642
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (A)(B)	9.250	11-17-27	1,780,000	1,846,750
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (B)	5.650	10-06-25	4,000,000	3,531,830
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)	8.125	12-23-25	3,515,000	3,519,394
Fifth Third Bancorp (6.361% to 10-27-27, then SOFR + 2.192%)	6.361	10-27-28	5,650,000	5,671,903
Freedom Mortgage Corp. (A)	8.250	04-15-25	5,497,000	5,251,402
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	2,700,000	2,501,282
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (B)	6.000	12-29-25	4,000,000	3,723,624
Popular, Inc.	7.250	03-13-28	3,465,000	3,433,004
Societe Generale SA (7.875% to 12-18-23, then 5 Year U.S. Swap Rate + 4.979%) (A)(B)	7.875	12-18-23	9,286,000	9,030,635
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	4,080,000	3,656,054
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)	6.250	03-15-30	3,033,000	2,752,448
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	3,600,000	3,555,900
Capital markets 0.5%
MSCI, Inc. (A)	3.625	11-01-31	6,705,000	5,597,730
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance 1.5%
Ally Financial, Inc.	7.100	11-15-27	5,125,000	$5,235,886
Avation Capital SA (8.250% Cash or 9.000% PIK) (A)	8.250	10-31-26	2,124,811	1,838,429
Enova International, Inc. (A)	8.500	09-15-25	4,425,000	4,248,502
OneMain Finance Corp.	6.875	03-15-25	2,957,000	2,849,225
World Acceptance Corp. (A)	7.000	11-01-26	3,548,000	3,056,105
Financial services 1.3%
Block, Inc.	3.500	06-01-31	6,035,000	4,929,285
Macquarie Airfinance Holdings, Ltd. (A)	8.375	05-01-28	2,135,000	2,103,253
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	3,025,000	2,758,800
NMI Holdings, Inc. (A)	7.375	06-01-25	5,600,000	5,606,348
Insurance 1.2%
Alliant Holdings Intermediate LLC (A)	6.750	04-15-28	4,333,000	4,250,817
Athene Holding, Ltd.	6.150	04-03-30	4,700,000	4,733,220
Athene Holding, Ltd.	6.650	02-01-33	3,500,000	3,522,114
Ryan Specialty LLC (A)	4.375	02-01-30	1,615,000	1,432,168
Mortgage real estate investment trusts 0.2%
Starwood Property Trust, Inc. (A)	5.500	11-01-23	2,300,000	2,277,232
Health care 4.7%				54,707,366
Health care equipment and supplies 0.3%
Varex Imaging Corp. (A)	7.875	10-15-27	3,465,000	3,440,028
Health care providers and services 3.5%
AdaptHealth LLC (A)	4.625	08-01-29	4,030,000	3,104,672
Centene Corp.	4.625	12-15-29	2,415,000	2,239,671
DaVita, Inc. (A)	3.750	02-15-31	3,645,000	2,891,799
DaVita, Inc. (A)	4.625	06-01-30	6,415,000	5,494,097
Encompass Health Corp.	4.750	02-01-30	2,395,000	2,181,623
HCA, Inc.	3.500	09-01-30	2,800,000	2,475,669
HCA, Inc.	5.375	02-01-25	9,000,000	8,937,378
HealthEquity, Inc. (A)	4.500	10-01-29	4,595,000	4,080,214
Select Medical Corp. (A)	6.250	08-15-26	5,890,000	5,727,296
Tenet Healthcare Corp.	6.125	10-01-28	3,000,000	2,843,414
Life sciences tools and services 0.2%
IQVIA, Inc. (A)	5.700	05-15-28	2,776,000	2,789,880
Pharmaceuticals 0.7%
Bausch Health Companies, Inc. (A)	9.000	01-30-28	503,000	501,679
Bausch Health Companies, Inc. (A)	11.000	09-30-28	892,000	673,460
Bausch Health Companies, Inc. (A)	14.000	10-15-30	177,000	110,419
Organon & Company (A)	4.125	04-30-28	4,050,000	3,605,478
Organon & Company (A)	5.125	04-30-31	4,255,000	3,610,589
16	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials 11.7%				$135,820,279
Aerospace and defense 0.9%
Bombardier, Inc. (A)	7.875	04-15-27	5,757,000	5,691,941
TransDigm, Inc. (A)	6.750	08-15-28	4,616,000	4,621,318
Building products 0.6%
Builders FirstSource, Inc. (A)	4.250	02-01-32	1,419,000	1,219,120
Builders FirstSource, Inc. (A)	6.375	06-15-32	2,680,000	2,636,770
MIWD Holdco II LLC (A)	5.500	02-01-30	3,415,000	2,749,075
Commercial services and supplies 2.2%
Allied Universal Holdco LLC (A)	6.625	07-15-26	6,700,000	6,293,093
APX Group, Inc. (A)	6.750	02-15-27	5,000,000	4,924,714
Cimpress PLC	7.000	06-15-26	6,103,000	5,263,838
Clean Harbors, Inc. (A)	6.375	02-01-31	2,602,000	2,607,074
GFL Environmental, Inc. (A)	4.250	06-01-25	4,150,000	3,993,462
Harsco Corp. (A)	5.750	07-31-27	2,920,000	2,524,967
Construction and engineering 1.5%
AECOM	5.125	03-15-27	2,700,000	2,605,500
Arcosa, Inc. (A)	4.375	04-15-29	2,975,000	2,685,487
Dycom Industries, Inc. (A)	4.500	04-15-29	3,690,000	3,332,404
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	4,505,000	3,716,625
MasTec, Inc. (A)	4.500	08-15-28	2,385,000	2,196,222
Williams Scotsman International, Inc. (A)	4.625	08-15-28	1,395,000	1,274,263
Williams Scotsman International, Inc. (A)	6.125	06-15-25	1,932,000	1,922,569
Electrical equipment 0.6%
Emerald Debt Merger Sub LLC (A)	6.625	12-15-30	4,688,000	4,650,496
Vertiv Group Corp. (A)	4.125	11-15-28	3,272,000	2,926,390
Ground transportation 1.6%
The Hertz Corp. (A)	4.625	12-01-26	490,000	436,948
Uber Technologies, Inc. (A)	6.250	01-15-28	4,700,000	4,676,500
Uber Technologies, Inc. (A)	7.500	09-15-27	5,700,000	5,847,100
Uber Technologies, Inc. (A)	8.000	11-01-26	7,230,000	7,373,602
Machinery 0.9%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	6,179,000	5,880,554
TK Elevator Holdco GmbH (A)	7.625	07-15-28	1,426,000	1,245,627
TK Elevator U.S. Newco, Inc. (A)	5.250	07-15-27	3,260,000	3,001,408
Passenger airlines 1.9%
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	1,647,655	1,660,720
American Airlines 2016-3 Class B Pass Through Trust	3.750	10-15-25	2,532,453	2,335,352
American Airlines 2017-1 Class B Pass Through Trust	4.950	02-15-25	1,445,549	1,387,047
American Airlines, Inc. (A)	11.750	07-15-25	5,200,000	5,696,006
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
British Airways 2020-1 Class B Pass Through Trust (A)	8.375	11-15-28	2,598,282	$2,642,329
Delta Air Lines, Inc.	7.375	01-15-26	4,000,000	4,198,688
U.S. Airways Group, Inc. (C)(D)	1.000	06-01-12	606,056	0
United Airlines, Inc. (A)	4.625	04-15-29	4,210,000	3,813,597
Trading companies and distributors 1.5%
Ashland LLC	6.875	05-15-43	2,710,000	2,711,491
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	5,165,000	4,454,813
Boise Cascade Company (A)	4.875	07-01-30	3,125,000	2,800,633
United Rentals North America, Inc.	3.875	02-15-31	2,665,000	2,286,524
United Rentals North America, Inc.	4.000	07-15-30	3,289,000	2,878,510
WESCO Distribution, Inc. (A)	7.250	06-15-28	2,600,000	2,657,502
Information technology 5.4%				62,424,183
Communications equipment 0.1%
CommScope, Inc. (A)	8.250	03-01-27	2,020,000	1,584,643
IT services 1.5%
Gartner, Inc. (A)	3.750	10-01-30	5,800,000	5,086,867
Sabre GLBL, Inc. (A)	7.375	09-01-25	3,430,000	2,900,516
Sabre GLBL, Inc. (A)	9.250	04-15-25	5,500,000	5,252,500
Virtusa Corp. (A)	7.125	12-15-28	5,700,000	4,545,750
Semiconductors and semiconductor equipment 0.7%
Entegris Escrow Corp. (A)	4.750	04-15-29	5,401,000	5,049,436
Qorvo, Inc. (A)	3.375	04-01-31	3,600,000	2,898,720
Software 1.9%
Consensus Cloud Solutions, Inc. (A)	6.000	10-15-26	2,345,000	2,133,950
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	4,507,000	3,928,245
NCR Corp. (A)	5.125	04-15-29	1,041,000	910,612
NCR Corp. (A)	5.250	10-01-30	3,145,000	2,685,082
Open Text Corp. (A)	6.900	12-01-27	5,668,000	5,795,213
Ziff Davis, Inc. (A)	4.625	10-15-30	6,862,000	5,847,600
Technology hardware, storage and peripherals 1.2%
CDW LLC	3.250	02-15-29	3,000,000	2,572,097
Seagate HDD Cayman	5.750	12-01-34	6,257,000	5,468,927
Seagate HDD Cayman (A)	8.250	12-15-29	931,000	951,974
Xerox Holdings Corp. (A)	5.500	08-15-28	5,650,000	4,812,051
Materials 4.8%				55,750,389
Chemicals 0.4%
The Scotts Miracle-Gro Company	4.000	04-01-31	2,035,000	1,615,648
Trinseo Materials Operating SCA (A)	5.125	04-01-29	5,044,000	2,729,308
Containers and packaging 2.3%
Ardagh Packaging Finance PLC (A)	5.250	08-15-27	3,010,000	2,527,047
18	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Ball Corp.	6.875	03-15-28	3,265,000	$3,340,390
Berry Global, Inc. (A)	5.625	07-15-27	3,488,000	3,440,040
Clydesdale Acquisition Holdings, Inc. (A)	8.750	04-15-30	2,630,000	2,274,813
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	3,265,000	3,260,919
Owens-Brockway Glass Container, Inc. (A)	7.250	05-15-31	1,751,000	1,781,643
Sealed Air Corp. (A)	4.000	12-01-27	3,150,000	2,874,375
Sealed Air Corp. (A)	6.125	02-01-28	1,477,000	1,463,451
Sealed Air Corp. (A)	6.875	07-15-33	2,736,000	2,790,720
Trivium Packaging Finance BV (A)	5.500	08-15-26	3,425,000	3,254,136
Metals and mining 2.1%
Alcoa Nederland Holding BV (A)	4.125	03-31-29	5,000,000	4,500,350
Arconic Corp. (A)	6.000	05-15-25	5,540,000	5,554,941
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	7,000,000	6,667,500
FMG Resources August 2006 Proprietary, Ltd. (A)	4.500	09-15-27	2,000,000	1,893,593
Freeport-McMoRan, Inc.	4.250	03-01-30	2,960,000	2,715,223
Novelis Corp. (A)	4.750	01-30-30	3,455,000	3,066,292
Real estate 3.7%				42,574,282
Health care REITs 0.3%
Diversified Healthcare Trust	9.750	06-15-25	3,770,000	3,645,987
Hotel and resort REITs 0.9%
RLJ Lodging Trust LP (A)	3.750	07-01-26	7,691,000	7,008,424
XHR LP (A)	4.875	06-01-29	4,125,000	3,532,031
Real estate management and development 0.3%
Realogy Group LLC (A)	5.250	04-15-30	4,522,000	3,136,799
Specialized REITs 2.2%
Iron Mountain Information Management Services, Inc. (A)	5.000	07-15-32	3,613,000	3,079,882
Iron Mountain, Inc. (A)	4.875	09-15-29	6,675,000	5,953,036
Uniti Group LP (A)	10.500	02-15-28	3,292,000	3,193,975
VICI Properties LP (A)	4.250	12-01-26	3,935,000	3,691,268
VICI Properties LP (A)	4.625	12-01-29	5,910,000	5,386,440
VICI Properties LP (A)	5.750	02-01-27	4,000,000	3,946,440
Utilities 2.4%				27,337,010
Electric utilities 1.3%
NRG Energy, Inc. (A)	3.625	02-15-31	7,670,000	6,044,185
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (A)(B)	10.250	03-15-28	2,353,000	2,229,468
Vistra Operations Company LLC (A)	5.625	02-15-27	6,430,000	6,184,436
Gas utilities 0.6%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,791,457
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Gas utilities (continued)
AmeriGas Partners LP	5.750	05-20-27	1,965,000	$1,779,883
AmeriGas Partners LP (A)	9.375	06-01-28	2,827,000	2,827,000
Independent power and renewable electricity producers 0.5%
Clearway Energy Operating LLC (A)	4.750	03-15-28	2,750,000	2,559,495

Talen Energy Supply LLC (A)	8.625	06-01-30	2,870,000	2,921,086
Convertible bonds 0.1%				$1,663,253
(Cost $1,701,182)
Communication services 0.1%				1,663,253
Broadline retail 0.1%

DISH Network Corp.	3.375	08-15-26	3,706,000	1,663,253
Term loans (E) 3.3%				$37,528,067
(Cost $41,591,953)
Communication services 0.5%				5,715,000
Media 0.5%
AP Core Holdings II LLC, High-Yield Term Loan B2 (1 month LIBOR + 5.500%)	10.654	09-01-27	6,000,000	5,715,000
Consumer discretionary 0.4%				5,187,621
Hotels, restaurants and leisure 0.1%
Carnival Corp., USD Term Loan B (1 month LIBOR + 3.000%)	8.154	06-30-25	1,714,736	1,698,120
Fontainebleau Las Vegas LLC, Delayed Draw Term Loan (C)(D)	0.000	06-06-21	757,938	0
Fontainebleau Las Vegas LLC, Term Loan B (C)(D)	0.000	06-06-21	1,618,638	0
Leisure products 0.3%
J&J Ventures Gaming LLC, Term Loan (3 month LIBOR + 4.000%)	9.159	04-26-28	3,599,725	3,489,501
Health care 1.9%				21,743,382
Health care equipment and supplies 0.4%
Bausch & Lomb, Inc., Term Loan (3 month SOFR + 3.250%)	8.457	05-10-27	4,754,075	4,587,682
Health care providers and services 0.8%
Cano Health LLC, 2022 Term Loan (1 month SOFR + 4.000%)	9.253	11-23-27	2,767,481	2,237,038
Mamba Purchaser, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	8.654	10-16-28	3,566,000	3,456,809
Select Medical Corp., 2017 Term Loan B (1 month LIBOR + 2.500%)	7.654	03-06-25	3,000,000	2,985,000
Pharmaceuticals 0.7%
Bausch Health Americas, Inc. , 2022 Term Loan B (3 month SOFR + 5.250%)	10.416	02-01-27	10,780,000	8,476,853
20	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials 0.3%				$3,009,840
Passenger airlines 0.3%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month LIBOR + 4.750%)	10.000	04-20-28	3,000,000	3,009,840
Information technology 0.2%				1,872,224
Software 0.2%

Quest Software, Inc., 2022 Term Loan (3 month SOFR + 4.250%)	9.445	02-01-29	2,216,252	1,872,224
Collateralized mortgage obligations 0.1%				$1,359,122
(Cost $0)
Commercial and residential 0.1%				1,359,122
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	36,733,886	382,470
Series 2007-4, Class ES IO	0.350	07-19-47	37,796,314	496,591

Series 2007-6, Class ES IO (A)	0.343	08-19-37	38,828,258	480,061
Asset backed securities 3.0%				$34,607,244
(Cost $34,538,854)
Asset backed securities 3.0%				34,607,244
AMMC CLO 16, Ltd.
Series 2015-16A, Class AR2 (3 month LIBOR + 0.980%) (A)(F)	6.231	04-14-29	1,703,856	1,700,212
Concord Music Royalties LLC
Series 2022-1A, Class A2 (A)	6.500	01-20-73	4,810,000	4,829,788
Cutwater, Ltd.
Series 2015-1A, Class AR (3 month LIBOR + 1.220%) (A)(F)	6.480	01-15-29	2,159,362	2,147,283
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class B (A)	5.450	04-20-48	4,708,998	4,100,643
Driven Brands Funding LLC
Series 2019-1A, Class A2 (A)	4.641	04-20-49	5,785,136	5,441,638
MVW LLC
Series 2023-1A, Class D (A)	8.830	10-20-40	4,578,707	4,520,686
Neighborly Issuer
Series 2023-1A, Class A2 (A)	7.308	01-30-53	7,447,335	7,356,522
OFSI BSL VIII, Ltd.
Series 2017-1A, Class AR (3 month LIBOR + 1.000%) (A)(F)	6.260	08-16-29	2,045,319	2,030,024
Sound Point CLO, Ltd.
Series 2013-2RA, Class A1 (3 month LIBOR + 0.950%) (A)(F)	6.210	04-15-29	1,171,594	1,159,829
Zais CLO 8, Ltd.
Series 2018-1A, Class A (3 month LIBOR + 0.950%) (A)(F)	6.210	04-15-29	1,329,178	1,320,619

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Shares	Value
Common stocks 0.0%		$0
(Cost $40,960)
Communication services 0.0%		0
Media 0.0%
Granite Broadcasting Corp. (D)(G)	11,688	0
Energy 0.0%		0
Energy equipment and services 0.0%

TPT Acquisition, Inc. (D)(G)	2,560	0
Preferred securities 0.4%		$5,279,437
(Cost $5,928,913)
Communication services 0.1%		2,022,130
Wireless telecommunication services 0.1%
U.S. Cellular Corp., 6.250%	123,981	2,022,130
Industrials 0.3%		3,257,307
Construction and engineering 0.3%
Glasstech, Inc., Series A (D)(G)(H)	143	128,700

Glasstech, Inc., Series B (D)(G)(H)	4,475	3,128,607
Warrants 0.0%		$53,731
(Cost $0)
Avation Capital SA (Expiration Date: 10-31-26; Strike Price: GBP 114.50) (G)	35,700	26,864

Avation PLC (Expiration Date: 10-31-26; Strike Price: GBP 114.50) (G)	35,700	26,867

	Par value^	Value
Escrow certificates 0.0%		$11,398
(Cost $0)
Green Field Energy Services, Inc. (A)(D)(G)	250,000	0
Green Field Energy Services, Inc. (A)(D)(G)	6,000	0
LSC Communications, Inc. (A)(D)(G)	5,845,000	11,398

	Yield (%)	Shares	Value
Short-term investments 2.3%			$26,309,925
(Cost $26,299,667)
Short-term funds 2.3%			26,309,925
John Hancock Collateral Trust (I)	4.5317(J)	2,632,203	26,309,925

Total investments (Cost $1,226,477,823) 98.4%	$1,139,332,320
Other assets and liabilities, net 1.6%	18,477,752
Total net assets 100.0%	$1,157,810,072

22	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
GBP	Pound Sterling

Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $790,851,096 or 68.3% of the fund’s net assets as of 5-31-23.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Non-income producing - Issuer is in default.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(J)	The rate shown is the annualized seven-day yield as of 5-31-23.
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $1,232,403,018. Net unrealized depreciation aggregated to $93,070,698, of which $7,156,550 related to gross unrealized appreciation and $100,227,248 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $1,200,178,156)	$1,113,022,395
Affiliated investments, at value (Cost $26,299,667)	26,309,925
Total investments, at value (Cost $1,226,477,823)	1,139,332,320
Cash	226,744
Foreign currency, at value (Cost $668)	683
Dividends and interest receivable	19,178,040
Receivable for fund shares sold	728,453
Receivable for investments sold	1,729,701
Other assets	161,321
Total assets	1,161,357,262
Liabilities
Distributions payable	155,079
Payable for investments purchased	2,040,687
Payable for fund shares repurchased	1,072,279
Payable to affiliates
Accounting and legal services fees	88,119
Transfer agent fees	35,335
Trustees’ fees	2,590
Other liabilities and accrued expenses	153,101
Total liabilities	3,547,190
Net assets	$1,157,810,072
Net assets consist of
Paid-in capital	$1,826,031,628
Total distributable earnings (loss)	(668,221,556)
Net assets	$1,157,810,072

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($234,574,517 ÷ 80,261,133 shares)[1]	$2.92
Class C ($7,143,024 ÷ 2,444,538 shares)[1]	$2.92
Class I ($101,461,190 ÷ 34,719,144 shares)	$2.92
Class R6 ($33,057,323 ÷ 11,334,942 shares)	$2.92
Class NAV ($781,574,018 ÷ 267,817,052 shares)	$2.92
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.04

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
24	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$75,021,857
Dividends from affiliated investments	1,609,954
Dividends	481,051
Other income	716
Total investment income	77,113,578
Expenses
Investment management fees	5,894,445
Distribution and service fees	703,352
Accounting and legal services fees	229,026
Transfer agent fees	417,919
Trustees’ fees	28,904
Custodian fees	156,871
State registration fees	78,911
Printing and postage	55,330
Professional fees	133,183
Other	68,434
Total expenses	7,766,375
Less expense reductions	(102,585)
Net expenses	7,663,790
Net investment income	69,449,788
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(86,773,294)
Affiliated investments	1,944
Swap contracts	83,064
(86,688,286)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	10,695,815
Affiliated investments	10,258
10,706,073
Net realized and unrealized loss	(75,982,213)
Decrease in net assets from operations	$(6,532,425)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$69,449,788	$69,537,170
Net realized gain (loss)	(86,688,286)	8,393,698
Change in net unrealized appreciation (depreciation)	10,706,073	(149,208,166)
Decrease in net assets resulting from operations	(6,532,425)	(71,277,298)
Distributions to shareholders
From earnings
Class A	(14,231,229)	(13,524,621)
Class C	(532,450)	(814,100)
Class I	(6,410,102)	(5,058,812)
Class R6	(2,050,441)	(1,726,006)
Class NAV	(50,201,369)	(51,605,053)
Total distributions	(73,425,591)	(72,728,592)
From fund share transactions	(51,631,652)	(59,283,374)
Total decrease	(131,589,668)	(203,289,264)
Net assets
Beginning of year	1,289,399,740	1,492,689,004
End of year	$1,157,810,072	$1,289,399,740
26	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$3.11	$3.45	$3.16	$3.37	$3.41
Net investment income[1]	0.16	0.15	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.18)	(0.33)	0.29	(0.20)	(0.04)
Total from investment operations	(0.02)	(0.18)	0.45	(0.03)	0.15
Less distributions
From net investment income	(0.17)	(0.16)	(0.16)	(0.18)	(0.19)
Net asset value, end of period	$2.92	$3.11	$3.45	$3.16	$3.37
Total return (%)[2,3]	(0.36)	(5.39)	14.51	(1.12)	4.46
Ratios and supplemental data
Net assets, end of period (in millions)	$235	$260	$288	$262	$309
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.91	0.92	0.94	0.94
Expenses including reductions	0.92	0.90	0.91	0.93	0.94
Net investment income	5.59	4.60	4.71	5.23	5.66
Portfolio turnover (%)	39	43	74	59	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	27

CLASS C SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$3.11	$3.45	$3.16	$3.37	$3.41
Net investment income[1]	0.14	0.13	0.13	0.15	0.17
Net realized and unrealized gain (loss) on investments	(0.18)	(0.33)	0.30	(0.21)	(0.05)
Total from investment operations	(0.04)	(0.20)	0.43	(0.06)	0.12
Less distributions
From net investment income	(0.15)	(0.14)	(0.14)	(0.15)	(0.16)
Net asset value, end of period	$2.92	$3.11	$3.45	$3.16	$3.37
Total return (%)[2,3]	(1.11)	(6.09)	13.66	(1.86)	3.69
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$14	$25	$39	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.66	1.67	1.69	1.69
Expenses including reductions	1.67	1.65	1.66	1.68	1.69
Net investment income	4.79	3.83	3.95	4.48	4.91
Portfolio turnover (%)	39	43	74	59	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
28	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$3.11	$3.45	$3.16	$3.36	$3.41
Net investment income[1]	0.17	0.16	0.17	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.18)	(0.33)	0.29	(0.20)	(0.05)
Total from investment operations	(0.01)	(0.17)	0.46	(0.02)	0.15
Less distributions
From net investment income	(0.18)	(0.17)	(0.17)	(0.18)	(0.20)
Net asset value, end of period	$2.92	$3.11	$3.45	$3.16	$3.36
Total return (%)[2]	(0.11)	(5.15)	14.79	(0.58)	4.40
Ratios and supplemental data
Net assets, end of period (in millions)	$101	$97	$98	$91	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.66	0.67	0.69	0.71
Expenses including reductions	0.67	0.65	0.66	0.68	0.70
Net investment income	5.80	4.83	4.94	5.48	5.89
Portfolio turnover (%)	39	43	74	59	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	29

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$3.11	$3.45	$3.16	$3.36	$3.40
Net investment income[1]	0.17	0.17	0.17	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.18)	(0.34)	0.29	(0.20)	(0.04)
Total from investment operations	(0.01)	(0.17)	0.46	(0.01)	0.16
Less distributions
From net investment income	(0.18)	(0.17)	(0.17)	(0.19)	(0.20)
Net asset value, end of period	$2.92	$3.11	$3.45	$3.16	$3.36
Total return (%)[2]	0.00[3]	(5.05)	14.91	(0.47)	4.82
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$34	$31	$22	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.57	0.55	0.56	0.58	0.59
Expenses including reductions	0.56	0.54	0.55	0.57	0.59
Net investment income	5.95	4.95	5.06	5.60	6.00
Portfolio turnover (%)	39	43	74	59	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than 1%.
30	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$3.11	$3.45	$3.16	$3.36	$3.41
Net investment income[1]	0.17	0.17	0.17	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.18)	(0.34)	0.29	(0.20)	(0.05)
Total from investment operations	(0.01)	(0.17)	0.46	(0.01)	0.15
Less distributions
From net investment income	(0.18)	(0.17)	(0.17)	(0.19)	(0.20)
Net asset value, end of period	$2.92	$3.11	$3.45	$3.16	$3.36
Total return (%)[2]	0.00[3]	(5.05)	14.93	(0.46)	4.53
Ratios and supplemental data
Net assets, end of period (in millions)	$782	$884	$1,051	$676	$538
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.54	0.55	0.57	0.58
Expenses including reductions	0.55	0.53	0.54	0.56	0.57
Net investment income	5.96	4.96	5.08	5.62	5.99
Portfolio turnover (%)	39	43	74	59	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than 1%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	31

Notes to financial statements
Note 1—Organization
John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
32	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$1,032,520,143	—	$1,032,520,143	—
Convertible bonds	1,663,253	—	1,663,253	—
Term loans	37,528,067	—	37,528,067	—
Collateralized mortgage obligations	1,359,122	—	1,359,122	—
Asset backed securities	34,607,244	—	34,607,244	—
Common stocks	—	—	—	—
Preferred securities	5,279,437	$2,022,130	—	$3,257,307
Warrants	53,731	26,867	26,864	—
Escrow certificates	11,398	—	—	11,398
Short-term investments	26,309,925	26,309,925	—	—
Total investments in securities	$1,139,332,320	$28,358,922	$1,107,704,693	$3,268,705
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	33

depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
34	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $6,391.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $15,558,660 and a long-term capital loss carryforward of $572,300,521 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	35

The tax character of distributions for the years ended May 31, 2023 and 2022 was as follows:
	May 31, 2023	May 31, 2022
Ordinary income	$73,425,591	$72,728,592
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, the components of distributable earnings on a tax basis consisted of $12,863,374 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
36	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended May 31, 2023, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $29.7 million. There were no open CDS contracts where the fund acted as seller as of May 31, 2023.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Credit	$83,064
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	37

Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund’s average daily net assets, (b) 0.5625% of the next $75 million of the fund’s average daily net assets, (c) 0.5000% of the next $350 million of the fund’s average daily net assets, (d) 0.4750% of the next $2 billion of the fund’s average daily net assets and (e) 0.4500% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$20,764
Class C	889
Class I	9,123
Class	Expense reduction
Class R6	$2,824
Class NAV	68,985
Total	$102,585

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.49% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $137,114 for the year ended May 31, 2023. Of this amount, $20,291 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $116,823 was paid as sales commissions to broker-dealers.
38	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, CDSCs received by the Distributor amounted to $3,569 and $315 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$600,054	$280,994
Class C	103,298	12,104
Class I	—	121,789
Class R6	—	3,032
Total	$703,352	$417,919
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,599,302	$28,207,469	12,947,175	$43,733,943
Distributions reinvested	4,550,263	13,304,889	3,709,231	12,426,210
Repurchased	(17,496,488)	(51,450,638)	(16,552,954)	(55,558,241)
Net increase (decrease)	(3,346,923)	$(9,938,280)	103,452	$601,912
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	39

	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class C shares
Sold	241,976	$696,464	217,935	$743,706
Distributions reinvested	179,670	525,358	237,864	800,038
Repurchased	(2,632,977)	(7,738,512)	(2,959,057)	(9,935,180)
Net decrease	(2,211,331)	$(6,516,690)	(2,503,258)	$(8,391,436)
Class I shares
Sold	40,980,930	$122,294,391	30,778,390	$102,748,478
Distributions reinvested	1,926,598	5,638,946	1,401,643	4,691,512
Repurchased	(39,405,448)	(117,103,342)	(29,509,110)	(97,646,411)
Net increase	3,502,080	$10,829,995	2,670,923	$9,793,579
Class R6 shares
Sold	3,507,899	$10,277,045	3,576,906	$12,020,906
Distributions reinvested	683,920	1,996,918	503,563	1,680,958
Repurchased	(3,671,395)	(10,748,858)	(2,132,311)	(7,086,523)
Net increase	520,424	$1,525,105	1,948,158	$6,615,341
Class NAV shares
Sold	7,495,383	$22,228,326	7,080,748	$24,080,045
Distributions reinvested	17,177,766	50,201,369	15,397,327	51,605,053
Repurchased	(40,986,063)	(119,961,477)	(43,038,642)	(143,587,868)
Net decrease	(16,312,914)	$(47,531,782)	(20,560,567)	$(67,902,770)
Total net decrease	(17,848,664)	$(51,631,652)	(18,341,292)	$(59,283,374)
Affiliates of the fund owned 7% and 100% of shares of Class R6 and Class NAV, respectively, on May 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $440,201,841 and $497,312,627, respectively, for the year ended May 31, 2023.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2023, funds within the John Hancock group of funds complex held 66.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	21.3%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	11.7%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	10.0%
40	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	9.5%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	2,632,203	—	$348,550,520	$(322,252,797)	$1,944	$10,258	$1,609,954	—	$26,309,925
Note 10—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at May 31, 2023:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Glasstech, Inc., Series A	10-31-08	449,145	143	—	—	143	0.0%[1]	$128,700
Glasstech, Inc., Series B	10-31-08	3,563,982	4,475	—	—	4,475	0.3%	3,128,607
								$3,257,307

[1]	Less than 0.05%.
Note 11—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	41

The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
42	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock High Yield Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	43

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock High Yield Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	45

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
46	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	1986	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	47

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

48	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	49

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
50	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	51

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932961	57A 5/23
7/2023

Annual report
John Hancock
Investment Grade Bond Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund’s investments
38	Financial statements
42	Financial highlights
48	Notes to financial statements
59	Report of independent registered public accounting firm
60	Tax information
61	Statement regarding liquidity risk management
63	Trustees and Officers
67	More information
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, lost ground for the period
Investment-grade securities experienced a loss, with the contribution from income offset by declining prices.
Persistently high inflation prompted the U.S. Federal Reserve (Fed) to raise interest rates aggressively
The Fed boosted its benchmark fed funds rate from a range of 0.75-1.00% to 5.00%-5.25% during the period.
The fund underperformed the index
An out-of-benchmark allocation in non-agency mortgage-backed securities (MBS) and security selection in agency MBS were detractors.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2023?
Investment-grade bonds lost ground, with the adverse affect of falling prices offsetting the contribution from income. The market was pressured by the U.S. Federal Reserve’s (Fed’s) effort to counter elevated inflation by raising interest rates aggressively and ending its quantitative easing program. The bulk of the downturn occurred in the first half of the period due to the open-end nature of the Fed’s rate increases in this time. However, performance improved somewhat from late 2022 onward as investors began to look ahead to the point at which the Fed could stop tightening policy. While all categories of the market faced headwinds from these developments, investment-grade corporate bonds outperformed government issues due primarily to the larger contribution from income. On the other hand, U.S. Treasuries and agency mortgage-backed securities (MBS) lagged.
What elements of the fund’s positioning helped and hurt results?
The fund posted a loss and underperformed its benchmark by a narrow margin in the annual period. With respect to allocation, the fund lost some relative performance from an out-of-benchmark position in non-agency MBS. However, the shortfall was largely offset by the positive effect of an underweight in U.S Treasuries and overweights in corporate bonds and asset-backed securities (ABS). In terms of security selection, holdings in agency MBS, U.S. Treasuries, and the emerging markets underperformed the broader categories. On the positive side, a robust selection in investment-grade corporates made a meaningful contribution. Duration and yield curve positioning had a largely neutral effect on results.
We moved the portfolio in a more defensive direction throughout the course of the period in response to the uncertain investment backdrop. As part of this process, we reduced the extent of the fund’s overweight allocation to investment-grade corporate bonds. The majority of the reduction occurred in the economically sensitive industrials sector, with a smaller reduction in financials. Our emphasis on defensiveness prompted us to maintain a shorter-term bias in corporates, as well.
We kept duration (interest-rate sensitivity) neutral to that of the benchmark throughout most of the year. We began to position for the next phase of the cycle by starting to move the portfolio toward intermediate-term maturities.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	5

MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Connor Minnaar, CFA
Pranay Sonalkar
6	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	7

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-23	as of 5-31-23
Class A	-6.32	-0.16	0.89	-0.78	9.29	3.60	3.52
Class C	-4.11	-0.12	0.55	-0.57	5.66	3.00	2.91
Class I1	-2.19	0.88	1.56	4.49	16.79	4.01	3.92
Class R2[1,2]	-2.57	0.51	1.22	2.60	12.89	3.65	3.56
Class R4[1,2]	-2.33	0.74	1.41	3.76	15.03	3.88	3.69
Class R6[1,2]	-2.08	0.99	1.60	5.06	17.26	4.13	4.04
Index††	-2.14	0.81	1.39	4.13	14.86	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.81	1.56	0.56	0.95	0.81	0.45
Net (%)	0.74	1.49	0.49	0.89	0.64	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
8	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-13	10,566	10,566	11,486
Class I1	5-31-13	11,679	11,679	11,486
Class R2[1,2]	5-31-13	11,289	11,289	11,486
Class R4[1,2]	5-31-13	11,503	11,503	11,486
Class R6[1,2]	5-31-13	11,726	11,726	11,486
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
10	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,023.10	$3.78	0.75%
	Hypothetical example	1,000.00	1,021.20	3.78	0.75%
Class C	Actual expenses/actual returns	1,000.00	1,019.30	7.55	1.50%
	Hypothetical example	1,000.00	1,017.50	7.54	1.50%
Class I	Actual expenses/actual returns	1,000.00	1,023.30	2.52	0.50%
	Hypothetical example	1,000.00	1,022.40	2.52	0.50%
Class R2	Actual expenses/actual returns	1,000.00	1,021.30	4.43	0.88%
	Hypothetical example	1,000.00	1,020.50	4.43	0.88%
Class R4	Actual expenses/actual returns	1,000.00	1,022.50	3.23	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%
Class R6	Actual expenses/actual returns	1,000.00	1,023.80	1.97	0.39%
	Hypothetical example	1,000.00	1,023.00	1.97	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 54.8%				$1,519,059,634
(Cost $1,556,984,050)
U.S. Government 22.0%				608,451,950
U.S. Treasury
Bond	2.250	02-15-52	10,795,000	7,785,894
Bond	3.000	08-15-52	107,090,000	91,013,950
Bond	3.375	08-15-42	37,481,000	34,246,800
Bond	3.375	11-15-48	11,535,000	10,450,890
Bond	3.625	02-15-53	54,284,000	52,138,086
Bond	3.875	05-15-43	57,588,000	56,544,218
Bond	4.000	11-15-42	75,357,000	75,404,098
Note	3.375	05-15-33	135,019,000	132,128,750
Note	3.625	05-31-28	1,487,000	1,478,519
Note	3.750	05-31-30	146,802,000	147,260,745
U.S. Government Agency 32.8%				910,607,684
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	4.000	08-01-37	3,642,835	3,564,724
15 Yr Pass Thru	4.000	08-01-37	2,256,865	2,202,124
15 Yr Pass Thru	4.000	08-01-37	3,196,287	3,112,767
15 Yr Pass Thru (A)	4.000	11-01-37	6,465,946	6,309,114
15 Yr Pass Thru	4.500	12-01-37	1,360,407	1,340,239
15 Yr Pass Thru	4.500	02-01-38	8,972,265	8,839,258
30 Yr Pass Thru	2.500	08-01-51	6,800,415	5,862,106
30 Yr Pass Thru	2.500	11-01-51	5,285,196	4,548,522
30 Yr Pass Thru	2.500	12-01-51	1,788,811	1,529,416
30 Yr Pass Thru	3.000	03-01-43	276,899	254,113
30 Yr Pass Thru	3.000	03-01-43	2,176,489	1,995,457
30 Yr Pass Thru	3.000	04-01-43	360,129	330,086
30 Yr Pass Thru	3.000	12-01-45	798,650	727,286
30 Yr Pass Thru	3.000	10-01-46	805,022	733,592
30 Yr Pass Thru	3.000	10-01-46	628,427	570,703
30 Yr Pass Thru	3.000	12-01-46	2,206,564	1,994,225
30 Yr Pass Thru	3.000	12-01-46	591,630	538,210
30 Yr Pass Thru	3.000	04-01-47	394,221	357,640
30 Yr Pass Thru	3.000	04-01-47	4,775,956	4,311,186
30 Yr Pass Thru	3.000	09-01-49	5,293,813	4,747,216
30 Yr Pass Thru	3.000	10-01-49	3,722,337	3,340,615
30 Yr Pass Thru	3.000	10-01-49	1,900,499	1,704,417
30 Yr Pass Thru	3.000	12-01-49	7,300,206	6,551,577
30 Yr Pass Thru	3.000	12-01-49	5,854,547	5,234,044
30 Yr Pass Thru	3.000	01-01-50	11,802,748	10,585,011
30 Yr Pass Thru	3.000	02-01-50	6,352,826	5,677,527
30 Yr Pass Thru	3.500	02-01-42	602,905	565,926
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-44	369,114	$345,758
30 Yr Pass Thru	3.500	07-01-46	712,637	669,761
30 Yr Pass Thru	3.500	10-01-46	956,836	891,493
30 Yr Pass Thru	3.500	11-01-46	822,870	769,247
30 Yr Pass Thru	3.500	12-01-46	418,781	392,669
30 Yr Pass Thru	3.500	01-01-47	3,079,074	2,891,895
30 Yr Pass Thru	3.500	02-01-47	733,547	690,559
30 Yr Pass Thru	3.500	04-01-47	540,057	507,395
30 Yr Pass Thru	3.500	11-01-48	2,537,549	2,378,532
30 Yr Pass Thru	3.500	06-01-49	14,460	13,449
30 Yr Pass Thru	3.500	03-01-52	2,909,084	2,688,122
30 Yr Pass Thru	3.500	03-01-52	13,674,108	12,571,385
30 Yr Pass Thru	3.500	04-01-52	31,976,570	29,512,795
30 Yr Pass Thru	4.000	11-01-43	130,507	125,832
30 Yr Pass Thru	4.000	02-01-44	44,899	43,377
30 Yr Pass Thru	4.000	07-01-45	1,699,642	1,645,187
30 Yr Pass Thru	4.000	03-01-48	428,772	413,560
30 Yr Pass Thru	4.000	08-01-48	369,008	355,110
30 Yr Pass Thru	4.000	04-01-52	6,758,126	6,417,333
30 Yr Pass Thru	4.000	05-01-52	267,142	255,257
30 Yr Pass Thru	4.000	08-01-52	19,747,246	18,763,790
30 Yr Pass Thru	4.500	02-01-41	210,364	208,780
30 Yr Pass Thru	4.500	03-01-47	704,470	695,382
30 Yr Pass Thru	4.500	06-01-52	5,242,102	5,107,742
30 Yr Pass Thru	4.500	07-01-52	2,251,439	2,188,808
30 Yr Pass Thru	4.500	08-01-52	1,385,975	1,349,368
30 Yr Pass Thru	4.500	08-01-52	6,857,926	6,680,008
30 Yr Pass Thru	4.500	08-01-52	5,663,579	5,514,877
30 Yr Pass Thru	4.500	08-01-52	5,024,850	4,866,224
30 Yr Pass Thru	4.500	09-01-52	3,450,479	3,348,832
30 Yr Pass Thru	4.500	09-01-52	3,889,445	3,794,617
30 Yr Pass Thru	4.500	09-01-52	14,281,467	13,915,420
30 Yr Pass Thru	4.500	10-01-52	14,302,550	13,922,554
30 Yr Pass Thru	4.500	10-01-52	5,045,821	4,895,993
30 Yr Pass Thru	4.500	02-01-53	12,772,166	12,372,961
30 Yr Pass Thru	4.500	03-01-53	8,299,679	8,037,672
30 Yr Pass Thru (A)	5.000	07-01-52	10,925,927	10,823,914
30 Yr Pass Thru	5.000	10-01-52	7,103,942	7,027,069
30 Yr Pass Thru	5.000	11-01-52	13,466,117	13,269,900
30 Yr Pass Thru	5.000	12-01-52	3,563,002	3,524,446
30 Yr Pass Thru	5.000	12-01-52	7,079,507	7,022,810
30 Yr Pass Thru	5.000	12-01-52	11,470,789	11,346,661
30 Yr Pass Thru	5.000	02-01-53	8,339,995	8,218,471
30 Yr Pass Thru	5.000	03-01-53	12,579,840	12,443,711
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	09-01-52	9,830,237	$9,900,059
30 Yr Pass Thru	5.500	03-01-53	12,975,355	13,035,078
Federal National Mortgage Association
15 Yr Pass Thru (A)	2.000	06-01-36	12,939,581	11,613,405
15 Yr Pass Thru (A)	2.000	06-01-36	9,190,008	8,265,356
15 Yr Pass Thru	2.500	01-01-35	5,520,138	5,116,068
15 Yr Pass Thru	2.500	08-01-35	7,546,546	6,975,278
15 Yr Pass Thru	2.500	05-01-36	12,518,419	11,590,345
15 Yr Pass Thru	3.000	07-01-27	66,459	63,966
15 Yr Pass Thru	3.000	03-01-33	7,984,076	7,646,814
15 Yr Pass Thru	3.500	06-01-34	251,413	242,426
15 Yr Pass Thru	4.000	12-01-24	32,054	31,570
15 Yr Pass Thru	4.000	09-01-37	6,029,535	5,900,246
15 Yr Pass Thru	4.000	10-01-37	5,086,993	4,963,608
15 Yr Pass Thru	4.000	01-01-38	2,724,848	2,651,944
15 Yr Pass Thru	4.500	11-01-37	7,093,901	6,988,739
15 Yr Pass Thru	4.500	12-01-37	2,289,805	2,255,860
30 Yr Pass Thru	2.000	09-01-50	8,608,329	7,161,968
30 Yr Pass Thru	2.000	03-01-51	7,648,274	6,384,731
30 Yr Pass Thru	2.500	12-01-50	50,352	43,404
30 Yr Pass Thru	2.500	08-01-51	3,190,430	2,749,223
30 Yr Pass Thru	2.500	08-01-51	4,896,217	4,216,055
30 Yr Pass Thru	2.500	10-01-51	2,401,906	2,068,243
30 Yr Pass Thru	2.500	11-01-51	15,043,454	12,995,992
30 Yr Pass Thru	2.500	01-01-52	5,832,598	5,012,334
30 Yr Pass Thru	2.500	03-01-52	39,887,999	34,240,975
30 Yr Pass Thru	3.000	12-01-42	589,239	539,930
30 Yr Pass Thru	3.000	04-01-43	1,835,344	1,678,978
30 Yr Pass Thru	3.000	12-01-45	1,296,837	1,175,904
30 Yr Pass Thru	3.000	08-01-46	852,845	773,582
30 Yr Pass Thru	3.000	10-01-46	943,438	858,704
30 Yr Pass Thru	3.000	01-01-47	1,167,026	1,058,198
30 Yr Pass Thru	3.000	02-01-47	666,209	605,333
30 Yr Pass Thru	3.000	10-01-47	1,412,154	1,279,585
30 Yr Pass Thru	3.000	12-01-47	5,088,558	4,593,367
30 Yr Pass Thru	3.000	11-01-48	998,221	903,887
30 Yr Pass Thru	3.000	11-01-48	4,115,666	3,707,435
30 Yr Pass Thru	3.000	12-01-48	636,232	574,317
30 Yr Pass Thru	3.000	09-01-49	3,377,974	3,024,969
30 Yr Pass Thru	3.000	09-01-49	1,831,524	1,630,968
30 Yr Pass Thru	3.000	10-01-49	750,123	670,620
30 Yr Pass Thru	3.000	10-01-49	2,591,520	2,329,610
30 Yr Pass Thru	3.000	11-01-49	10,614,848	9,519,672
30 Yr Pass Thru	3.000	11-01-49	1,754,750	1,559,448
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	11-01-49	1,341,900	$1,203,450
30 Yr Pass Thru	3.000	01-01-52	13,819,998	12,336,911
30 Yr Pass Thru	3.000	02-01-52	5,002,264	4,458,805
30 Yr Pass Thru	3.500	01-01-42	449,625	421,500
30 Yr Pass Thru	3.500	06-01-42	867,967	813,344
30 Yr Pass Thru	3.500	07-01-42	1,402,962	1,314,571
30 Yr Pass Thru	3.500	01-01-43	264,891	248,250
30 Yr Pass Thru	3.500	04-01-43	205,920	192,707
30 Yr Pass Thru	3.500	06-01-43	955,951	896,187
30 Yr Pass Thru	3.500	07-01-43	162,039	151,577
30 Yr Pass Thru	3.500	03-01-44	1,445,802	1,354,137
30 Yr Pass Thru	3.500	10-01-44	1,695,434	1,586,259
30 Yr Pass Thru	3.500	04-01-45	336,403	315,056
30 Yr Pass Thru	3.500	04-01-45	794,844	744,407
30 Yr Pass Thru	3.500	07-01-46	725,682	676,912
30 Yr Pass Thru	3.500	07-01-46	487,172	454,888
30 Yr Pass Thru	3.500	07-01-47	1,937,503	1,818,191
30 Yr Pass Thru	3.500	11-01-47	1,597,620	1,491,249
30 Yr Pass Thru	3.500	12-01-47	956,515	891,634
30 Yr Pass Thru	3.500	01-01-48	1,870,299	1,743,436
30 Yr Pass Thru	3.500	03-01-48	955,833	896,972
30 Yr Pass Thru	3.500	06-01-49	5,689,834	5,298,555
30 Yr Pass Thru	3.500	09-01-49	2,867,986	2,661,125
30 Yr Pass Thru	3.500	10-01-49	1,884,071	1,748,178
30 Yr Pass Thru	3.500	01-01-50	5,215,047	4,835,639
30 Yr Pass Thru	3.500	04-01-50	7,640,101	7,093,815
30 Yr Pass Thru	3.500	02-01-52	2,702,171	2,513,181
30 Yr Pass Thru	3.500	04-01-52	3,633,826	3,351,003
30 Yr Pass Thru	3.500	04-01-52	3,055,123	2,817,819
30 Yr Pass Thru (A)	4.000	TBA	15,564,000	14,703,116
30 Yr Pass Thru	4.000	09-01-40	233,909	225,678
30 Yr Pass Thru	4.000	01-01-41	203,228	196,044
30 Yr Pass Thru	4.000	09-01-41	330,360	318,449
30 Yr Pass Thru	4.000	09-01-41	919,048	886,555
30 Yr Pass Thru	4.000	10-01-41	15,283	14,736
30 Yr Pass Thru	4.000	11-01-41	537,812	518,642
30 Yr Pass Thru	4.000	01-01-42	157,615	151,977
30 Yr Pass Thru	4.000	01-01-42	160,796	155,037
30 Yr Pass Thru	4.000	03-01-42	896,137	863,659
30 Yr Pass Thru	4.000	05-01-43	1,082,379	1,042,664
30 Yr Pass Thru	4.000	09-01-43	915,538	890,614
30 Yr Pass Thru	4.000	10-01-43	620,202	599,829
30 Yr Pass Thru	4.000	12-01-43	768,039	741,130
30 Yr Pass Thru	4.000	01-01-44	180,410	175,047
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	02-01-46	459,054	$440,819
30 Yr Pass Thru	4.000	06-01-46	357,834	343,507
30 Yr Pass Thru	4.000	07-01-46	687,224	659,709
30 Yr Pass Thru	4.000	03-01-47	1,243,799	1,196,722
30 Yr Pass Thru	4.000	05-01-47	1,036,458	997,229
30 Yr Pass Thru	4.000	12-01-47	414,143	399,115
30 Yr Pass Thru	4.000	04-01-48	1,345,156	1,295,924
30 Yr Pass Thru	4.000	06-01-48	759,180	726,649
30 Yr Pass Thru	4.000	10-01-48	641,067	616,803
30 Yr Pass Thru	4.000	01-01-49	501,371	478,321
30 Yr Pass Thru	4.000	07-01-49	946,496	908,898
30 Yr Pass Thru	4.000	07-01-49	1,599,165	1,532,142
30 Yr Pass Thru	4.000	08-01-49	3,083,531	2,962,005
30 Yr Pass Thru	4.000	09-01-49	2,332,165	2,225,674
30 Yr Pass Thru	4.000	02-01-50	2,536,164	2,421,151
30 Yr Pass Thru	4.000	03-01-51	9,900,727	9,457,926
30 Yr Pass Thru	4.000	08-01-51	5,369,595	5,144,546
30 Yr Pass Thru	4.000	10-01-51	10,914,538	10,406,783
30 Yr Pass Thru	4.000	04-01-52	1,084,142	1,030,827
30 Yr Pass Thru	4.000	05-01-52	9,613,371	9,128,596
30 Yr Pass Thru	4.000	06-01-52	289,083	275,883
30 Yr Pass Thru	4.000	06-01-52	2,147,495	2,050,612
30 Yr Pass Thru	4.000	07-01-52	16,308,656	15,516,835
30 Yr Pass Thru	4.500	08-01-40	410,714	406,918
30 Yr Pass Thru	4.500	08-01-40	215,081	213,161
30 Yr Pass Thru	4.500	12-01-40	145,826	144,589
30 Yr Pass Thru	4.500	05-01-41	164,219	162,770
30 Yr Pass Thru	4.500	05-01-41	293,735	291,248
30 Yr Pass Thru	4.500	06-01-41	300,384	297,827
30 Yr Pass Thru	4.500	07-01-41	171,613	170,114
30 Yr Pass Thru	4.500	11-01-41	45,785	45,396
30 Yr Pass Thru	4.500	12-01-41	715,108	709,035
30 Yr Pass Thru	4.500	05-01-42	406,852	403,376
30 Yr Pass Thru	4.500	04-01-48	461,356	454,433
30 Yr Pass Thru	4.500	07-01-48	886,185	870,117
30 Yr Pass Thru	4.500	06-01-52	4,269,185	4,159,762
30 Yr Pass Thru	4.500	06-01-52	9,880,682	9,605,817
30 Yr Pass Thru	4.500	07-01-52	8,025,675	7,804,922
30 Yr Pass Thru	4.500	07-01-52	1,451,715	1,417,228
30 Yr Pass Thru	4.500	08-01-52	4,830,442	4,677,953
30 Yr Pass Thru	4.500	08-01-52	1,089,304	1,060,534
30 Yr Pass Thru	4.500	08-01-52	7,966,215	7,714,735
30 Yr Pass Thru (A)	4.500	08-01-52	6,831,531	6,641,489
30 Yr Pass Thru	4.500	09-01-52	6,646,643	6,509,517
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	09-01-52	6,936,176	$6,754,061
30 Yr Pass Thru	4.500	10-01-52	5,467,142	5,354,350
30 Yr Pass Thru	4.500	10-01-52	17,588,305	17,121,011
30 Yr Pass Thru (A)	5.000	TBA	15,359,000	15,126,815
30 Yr Pass Thru	5.000	08-01-52	17,669,311	17,583,019
30 Yr Pass Thru	5.000	10-01-52	7,589,529	7,509,773
30 Yr Pass Thru (A)	5.000	10-01-52	10,805,288	10,737,323
30 Yr Pass Thru	5.000	11-01-52	7,124,990	7,067,928
30 Yr Pass Thru	5.000	12-01-52	6,658,473	6,588,501
30 Yr Pass Thru	5.000	01-01-53	11,529,083	11,465,572
30 Yr Pass Thru	5.000	04-01-53	5,997,778	5,932,875
30 Yr Pass Thru	5.500	10-01-52	8,952,327	8,993,533
30 Yr Pass Thru	5.500	12-01-52	7,807,781	7,863,238
30 Yr Pass Thru	5.500	12-01-52	1,474,503	1,484,976
30 Yr Pass Thru	5.500	12-01-52	5,157,983	5,181,725
30 Yr Pass Thru	5.500	12-01-52	3,004,062	3,049,807
30 Yr Pass Thru	5.500	12-01-52	2,420,026	2,431,165
30 Yr Pass Thru	5.500	12-01-52	1,305,589	1,312,823

30 Yr Pass Thru	5.500	04-01-53	20,159,625	20,214,616
Foreign government obligations 0.1%				$3,031,273
(Cost $3,503,940)
Qatar 0.1%				3,031,273
State of Qatar Bond (B)	5.103	04-23-48	3,059,000	3,031,273

Corporate bonds 28.7%				$796,178,243
(Cost $873,874,687)
Communication services 1.7%				47,246,109
Diversified telecommunication services 0.3%
AT&T, Inc.	3.500	06-01-41	5,296,000	4,041,549
AT&T, Inc.	3.650	06-01-51	4,779,000	3,466,317
Verizon Communications, Inc.	4.016	12-03-29	1,312,000	1,235,648
Entertainment 0.4%
Netflix, Inc. (B)	4.875	06-15-30	7,342,000	7,216,092
WarnerMedia Holdings, Inc.	5.050	03-15-42	1,102,000	891,597
WarnerMedia Holdings, Inc.	5.141	03-15-52	2,336,000	1,823,105
Interactive media and services 0.0%
Meta Platforms, Inc.	4.800	05-15-30	1,336,000	1,340,371
Media 0.6%
Charter Communications Operating LLC	4.200	03-15-28	5,577,000	5,215,474
Charter Communications Operating LLC	4.800	03-01-50	5,302,000	3,881,623
Charter Communications Operating LLC	5.750	04-01-48	5,548,000	4,591,960
Charter Communications Operating LLC	6.484	10-23-45	3,934,000	3,560,365
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services 0.4%
T-Mobile USA, Inc.	3.875	04-15-30	7,202,000	$6,682,003
T-Mobile USA, Inc.	5.750	01-15-54	3,253,000	3,300,005
Consumer discretionary 1.9%				52,384,900
Automobiles 0.9%
General Motors Company	5.400	10-15-29	3,386,000	3,315,315
General Motors Financial Company, Inc.	2.400	10-15-28	7,939,000	6,743,351
General Motors Financial Company, Inc.	3.600	06-21-30	9,584,000	8,303,995
Hyundai Capital America (B)	1.800	10-15-25	1,479,000	1,356,583
Hyundai Capital America (B)	2.375	10-15-27	1,339,000	1,179,308
Nissan Motor Acceptance Company LLC (B)	1.125	09-16-24	1,560,000	1,448,912
Nissan Motor Acceptance Company LLC (B)	2.000	03-09-26	1,428,000	1,239,457
Broadline retail 0.1%
eBay, Inc.	2.700	03-11-30	3,700,000	3,203,230
Distributors 0.0%
LKQ Corp. (B)	5.750	06-15-28	980,000	974,957
Hotels, restaurants and leisure 0.8%
Booking Holdings, Inc.	4.625	04-13-30	3,215,000	3,195,181
Choice Hotels International, Inc.	3.700	12-01-29	3,519,000	3,095,937
Choice Hotels International, Inc.	3.700	01-15-31	1,358,000	1,170,328
Expedia Group, Inc.	2.950	03-15-31	1,585,000	1,323,700
Expedia Group, Inc.	3.800	02-15-28	6,724,000	6,309,260
Expedia Group, Inc.	4.625	08-01-27	3,708,000	3,611,313
Expedia Group, Inc.	5.000	02-15-26	999,000	993,379
Marriott International, Inc.	4.625	06-15-30	1,812,000	1,737,341
Specialty retail 0.1%
AutoNation, Inc.	4.750	06-01-30	3,422,000	3,183,353
Consumer staples 0.9%				24,015,758
Beverages 0.1%
Anheuser-Busch Companies LLC	4.900	02-01-46	1,136,000	1,078,853
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	2,060,000	1,893,104
Consumer staples distribution and retail 0.1%
Dollar Tree, Inc.	4.200	05-15-28	854,000	820,988
Food products 0.7%
JBS USA LUX SA (B)	3.625	01-15-32	5,365,000	4,340,857
JBS USA LUX SA (B)	5.125	02-01-28	1,151,000	1,109,127
JBS USA LUX SA (B)	5.750	04-01-33	3,930,000	3,664,922
Kraft Heinz Foods Company	4.375	06-01-46	5,938,000	4,993,616
Kraft Heinz Foods Company	4.875	10-01-49	1,285,000	1,159,957
Kraft Heinz Foods Company	5.000	06-04-42	1,398,000	1,302,896
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Pilgrim’s Pride Corp.	6.250	07-01-33	2,740,000	$2,668,412
The Hershey Company	4.500	05-04-33	983,000	983,026
Energy 3.1%				85,484,718
Oil, gas and consumable fuels 3.1%
Aker BP ASA (B)	3.100	07-15-31	1,392,000	1,158,967
Aker BP ASA (B)	3.750	01-15-30	880,000	785,019
Aker BP ASA (B)	4.000	01-15-31	4,125,000	3,697,724
Cheniere Energy Partners LP	4.500	10-01-29	1,263,000	1,156,489
Continental Resources, Inc.	4.900	06-01-44	1,543,000	1,159,354
Diamondback Energy, Inc.	3.125	03-24-31	2,827,000	2,409,492
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	4,203,000	3,789,109
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	3,731,000	3,449,749
Energy Transfer LP	4.200	04-15-27	2,538,000	2,434,216
Energy Transfer LP	5.150	03-15-45	1,746,000	1,465,513
Energy Transfer LP	5.250	04-15-29	8,162,000	8,058,258
Energy Transfer LP	5.400	10-01-47	4,067,000	3,496,360
Energy Transfer LP	5.500	06-01-27	2,674,000	2,680,770
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	6,002,000	5,188,709
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,365,000	1,520,123
MPLX LP	4.000	03-15-28	2,333,000	2,215,733
MPLX LP	4.125	03-01-27	940,000	910,725
MPLX LP	4.250	12-01-27	2,476,000	2,381,442
MPLX LP	4.950	09-01-32	2,234,000	2,141,375
MPLX LP	5.000	03-01-33	1,504,000	1,447,017
Occidental Petroleum Corp.	6.450	09-15-36	4,158,000	4,230,765
Occidental Petroleum Corp.	6.625	09-01-30	1,350,000	1,407,375
Ovintiv, Inc.	5.650	05-15-28	1,022,000	1,016,952
Ovintiv, Inc.	6.250	07-15-33	1,025,000	1,016,251
Ovintiv, Inc.	7.200	11-01-31	434,000	455,668
Sabine Pass Liquefaction LLC	4.200	03-15-28	1,505,000	1,433,732
Sabine Pass Liquefaction LLC	4.500	05-15-30	6,413,000	6,063,682
Sabine Pass Liquefaction LLC	5.000	03-15-27	2,568,000	2,537,713
Targa Resources Corp.	4.950	04-15-52	3,233,000	2,568,515
Targa Resources Partners LP	4.000	01-15-32	2,648,000	2,270,078
The Williams Companies, Inc.	4.650	08-15-32	2,811,000	2,659,340
Var Energi ASA (B)	7.500	01-15-28	482,000	502,168
Var Energi ASA (B)	8.000	11-15-32	4,560,000	4,818,917
Western Midstream Operating LP	4.300	02-01-30	2,603,000	2,314,263
Western Midstream Operating LP	6.150	04-01-33	645,000	643,155
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Financials 9.4%				$260,045,644
Banks 5.9%
Banco Santander SA	4.379	04-12-28	2,842,000	2,712,517
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%)	2.087	06-14-29	5,350,000	4,581,283
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	4,576,000	3,843,220
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32	8,925,000	7,375,515
Bank of America Corp.	3.248	10-21-27	4,081,000	3,817,708
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	3,278,000	2,800,741
Bank of America Corp. (4.271% to 7-23-28, then 3 month CME Term SOFR + 1.572%)	4.271	07-23-29	6,458,000	6,138,594
Barclays PLC (1.007% to 12-10-23, then 1 Year CMT + 0.800%)	1.007	12-10-24	1,221,000	1,183,077
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (B)(C)	9.250	11-17-27	1,030,000	1,068,625
BPCE SA (B)	4.500	03-15-25	3,936,000	3,796,647
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	2,988,000	2,452,884
Citigroup, Inc.	4.600	03-09-26	6,901,000	6,733,101
Citigroup, Inc. (6.174% to 5-25-33, then SOFR + 2.661%)	6.174	05-25-34	3,432,000	3,480,556
Citizens Financial Group, Inc.	3.250	04-30-30	5,113,000	4,166,660
Credit Agricole SA (B)	2.811	01-11-41	2,047,000	1,341,955
Credit Agricole SA (B)	3.250	01-14-30	5,682,000	4,861,331
Danske Bank A/S (6.466% to 1-9-25, then 1 Year CMT + 2.100%) (B)	6.466	01-09-26	2,863,000	2,866,554
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	4,748,000	4,031,708
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	5,055,000	4,318,536
JPMorgan Chase & Co. (3.960% to 1-29-26, then LIBOR to CME Term SOFR + 1.245%)	3.960	01-29-27	4,358,000	4,214,033
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (C)	4.600	02-01-25	3,853,000	3,557,986
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month CME Term SOFR + 4.042%) (C)	6.750	02-01-24	3,816,000	3,820,770
Lloyds Banking Group PLC	4.450	05-08-25	6,418,000	6,265,046
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (C)	5.125	11-01-26	1,307,000	993,645
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	1,424,000	1,340,864
NatWest Markets PLC (B)	1.600	09-29-26	5,167,000	4,602,622
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%)	2.490	01-06-28	2,688,000	$2,348,979
Santander Holdings USA, Inc.	3.244	10-05-26	6,876,000	6,238,303
Santander Holdings USA, Inc.	3.450	06-02-25	6,471,000	6,143,860
Santander Holdings USA, Inc.	4.400	07-13-27	1,290,000	1,226,178
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (B)	6.221	06-15-33	2,282,000	2,124,730
Societe Generale SA (6.446% to 1-10-28, then 1 Year CMT + 2.550%) (B)	6.446	01-10-29	6,061,000	6,110,723
Synovus Bank	5.625	02-15-28	1,378,000	1,225,830
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (C)	3.400	09-15-26	5,112,000	3,821,220
The PNC Financial Services Group, Inc. (4.850% to 9-1-23, then 3 month LIBOR + 3.040%) (C)	4.850	09-01-23	1,659,000	1,555,303
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (C)	6.250	03-15-30	2,132,000	1,934,790
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (C)(D)	8.977	08-01-23	3,342,000	3,333,742
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	9,024,000	8,067,919
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%)	2.879	10-30-30	5,423,000	4,692,381
Wells Fargo & Company (3.350% to 3-2-32, then SOFR + 1.500%)	3.350	03-02-33	8,495,000	7,297,003
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)	5.875	06-15-25	10,142,000	10,017,761
Capital markets 2.5%
Ares Capital Corp.	2.150	07-15-26	4,957,000	4,308,644
Ares Capital Corp.	2.875	06-15-28	3,234,000	2,694,623
Ares Capital Corp.	3.250	07-15-25	1,369,000	1,266,167
Ares Capital Corp.	3.875	01-15-26	3,577,000	3,320,044
Ares Capital Corp.	4.200	06-10-24	820,000	799,625
Blackstone Private Credit Fund	2.350	11-22-24	3,774,000	3,523,601
Blackstone Private Credit Fund	2.700	01-15-25	2,914,000	2,715,702
Blackstone Private Credit Fund	3.250	03-15-27	627,000	538,980
Blackstone Private Credit Fund	4.000	01-15-29	4,149,000	3,487,980
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	3,446,000	2,964,931
Deutsche Bank AG (2.552% to 1-7-27, then SOFR + 1.318%)	2.552	01-07-28	5,610,000	4,877,925
Lazard Group LLC	4.375	03-11-29	2,662,000	2,447,228
Macquarie Bank, Ltd. (B)	3.624	06-03-30	2,779,000	2,344,557
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Macquarie Bank, Ltd. (B)	4.875	06-10-25	2,530,000	$2,461,520
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	7,892,000	7,450,947
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32	1,597,000	1,274,008
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	5,397,000	4,073,458
Morgan Stanley (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.628%)	4.431	01-23-30	693,000	665,218
Morgan Stanley (5.164% to 4-20-28, then SOFR + 1.590%)	5.164	04-20-29	4,112,000	4,098,574
The Charles Schwab Corp. (5.643% to 5-19-28, then SOFR + 2.210%)	5.643	05-19-29	3,449,000	3,452,705
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%)	2.615	04-22-32	10,895,000	8,987,178
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%)	2.650	10-21-32	3,237,000	2,651,956
Consumer finance 0.2%
Discover Financial Services	4.100	02-09-27	1,385,000	1,290,757
Discover Financial Services	6.700	11-29-32	3,411,000	3,533,518
Insurance 0.8%
Athene Holding, Ltd.	3.500	01-15-31	5,916,000	4,869,941
CNA Financial Corp.	2.050	08-15-30	1,209,000	980,131
CNO Financial Group, Inc.	5.250	05-30-29	3,808,000	3,605,994
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	2,925,000	2,882,524
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (B)	2.750	01-21-51	2,913,000	2,406,852
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%)	5.125	03-01-52	2,414,000	2,164,465
SBL Holdings, Inc. (B)	5.000	02-18-31	2,741,000	2,228,218
Teachers Insurance & Annuity Association of America (B)	4.270	05-15-47	3,837,000	3,172,773
Health care 1.4%				39,479,408
Biotechnology 0.0%
Amgen, Inc.	5.250	03-02-30	917,000	924,118
Health care providers and services 1.0%
AmerisourceBergen Corp.	2.800	05-15-30	3,871,000	3,379,678
Centene Corp.	4.625	12-15-29	6,545,000	6,069,833
CVS Health Corp.	3.750	04-01-30	902,000	829,793
CVS Health Corp.	5.050	03-25-48	2,582,000	2,332,282
CVS Health Corp.	5.250	01-30-31	666,000	668,527
CVS Health Corp.	5.875	06-01-53	1,017,000	1,021,434
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Fresenius Medical Care US Finance III, Inc. (B)	2.375	02-16-31	5,596,000	$4,316,040
Fresenius Medical Care US Finance III, Inc. (B)	3.750	06-15-29	6,119,000	5,383,858
Universal Health Services, Inc.	1.650	09-01-26	2,531,000	2,228,127
Universal Health Services, Inc.	2.650	10-15-30	2,710,000	2,195,445
Pharmaceuticals 0.4%
Pfizer Investment Enterprises Pte, Ltd.	4.750	05-19-33	3,483,000	3,496,968
Royalty Pharma PLC	1.750	09-02-27	1,449,000	1,249,823
Viatris, Inc.	2.300	06-22-27	1,492,000	1,304,948
Viatris, Inc.	2.700	06-22-30	2,055,000	1,651,445
Viatris, Inc.	4.000	06-22-50	3,778,000	2,427,089
Industrials 4.0%				110,080,928
Aerospace and defense 0.8%
DAE Funding LLC (B)	3.375	03-20-28	4,053,000	3,683,747
Huntington Ingalls Industries, Inc.	4.200	05-01-30	1,780,000	1,658,734
The Boeing Company	3.200	03-01-29	2,375,000	2,138,485
The Boeing Company	5.040	05-01-27	5,452,000	5,412,641
The Boeing Company	5.150	05-01-30	8,222,000	8,154,547
Building products 0.1%
Owens Corning	3.875	06-01-30	371,000	341,759
Owens Corning	3.950	08-15-29	3,619,000	3,386,041
Electrical equipment 0.2%
Regal Rexnord Corp. (B)	6.050	02-15-26	2,663,000	2,668,785
Regal Rexnord Corp. (B)	6.400	04-15-33	1,485,000	1,468,777
Passenger airlines 1.7%
Air Canada 2013-1 Class A Pass Through Trust (B)	4.125	05-15-25	835,122	785,085
Air Canada 2017-1 Class B Pass Through Trust (B)	3.700	01-15-26	931,048	874,325
Alaska Airlines 2020-1 Class B Pass Through Trust (B)	8.000	08-15-25	1,525,630	1,537,728
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	3,008,285	2,647,983
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	2,369,568	2,178,534
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	1,417,870	1,239,951
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	1,991,550	1,802,374
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	1,584,229	1,344,785
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	2,567,117	2,098,796
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	2,482,552	$2,136,782
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	1,502,603	1,226,881
British Airways 2013-1 Class A Pass Through Trust (B)	4.625	06-20-24	512,874	501,822
British Airways 2018-1 Class A Pass Through Trust (B)	4.125	09-20-31	1,411,274	1,242,022
British Airways 2020-1 Class A Pass Through Trust (B)	4.250	11-15-32	822,153	758,919
British Airways 2020-1 Class B Pass Through Trust (B)	8.375	11-15-28	1,026,503	1,043,905
Delta Air Lines, Inc. (E)	4.375	04-19-28	1,285,000	1,204,398
Delta Air Lines, Inc. (B)	4.500	10-20-25	579,166	568,061
Delta Air Lines, Inc. (B)	4.750	10-20-28	3,085,119	2,980,296
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,789,014	1,492,074
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	3,822,607	3,579,105
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	2,828,513	2,461,023
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,548,324	1,402,649
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	1,148,524	1,083,356
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	2,169,755	1,941,930
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	5,689,816	5,590,244
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	1,733,735	1,655,717
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	2,004,114	1,974,052
US Airways 2012-2 Class A Pass Through Trust	4.625	06-03-25	1,164,002	1,091,851
Professional services 0.1%
CoStar Group, Inc. (B)	2.800	07-15-30	3,689,000	3,023,095
Trading companies and distributors 1.1%
AerCap Ireland Capital DAC	1.750	01-30-26	4,038,000	3,616,122
AerCap Ireland Capital DAC	2.450	10-29-26	11,302,000	10,078,065
AerCap Ireland Capital DAC	3.000	10-29-28	5,963,000	5,170,120
Air Lease Corp.	2.100	09-01-28	1,609,000	1,328,510
Air Lease Corp.	2.875	01-15-26	1,578,000	1,467,184
Air Lease Corp.	3.625	12-01-27	1,851,000	1,686,479
Ashtead Capital, Inc. (B)	1.500	08-12-26	1,637,000	1,435,452
Ashtead Capital, Inc. (B)	4.250	11-01-29	650,000	588,522
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
Ashtead Capital, Inc. (B)	5.500	08-11-32	2,299,000	$2,209,431
Ashtead Capital, Inc. (B)	5.550	05-30-33	1,005,000	973,545
SMBC Aviation Capital Finance DAC (B)	2.300	06-15-28	1,343,000	1,146,239
Information technology 2.8%				78,961,379
Communications equipment 0.3%
Motorola Solutions, Inc.	2.300	11-15-30	4,836,000	3,910,129
Motorola Solutions, Inc.	2.750	05-24-31	3,563,000	2,934,598
Motorola Solutions, Inc.	4.600	05-23-29	1,161,000	1,135,926
Electronic equipment, instruments and components 0.1%
Flex, Ltd.	6.000	01-15-28	3,980,000	4,050,659
IT services 0.0%
VeriSign, Inc.	2.700	06-15-31	1,530,000	1,274,778
Semiconductors and semiconductor equipment 1.6%
Broadcom, Inc. (B)	3.419	04-15-33	4,666,000	3,875,270
Broadcom, Inc.	4.750	04-15-29	10,290,000	10,029,753
Broadcom, Inc. (B)	4.926	05-15-37	1,613,000	1,450,674
Foundry JV Holdco LLC (B)	5.875	01-25-34	2,761,000	2,727,281
Micron Technology, Inc.	4.185	02-15-27	6,291,000	6,061,175
Micron Technology, Inc.	4.975	02-06-26	2,096,000	2,081,565
Micron Technology, Inc.	5.327	02-06-29	7,807,000	7,697,574
NXP BV	3.875	06-18-26	5,245,000	5,037,115
Qorvo, Inc. (B)	1.750	12-15-24	2,231,000	2,081,679
Qorvo, Inc. (B)	3.375	04-01-31	1,868,000	1,504,114
Renesas Electronics Corp. (B)	1.543	11-26-24	2,459,000	2,295,854
Software 0.4%
Autodesk, Inc.	2.850	01-15-30	1,690,000	1,493,784
Oracle Corp.	2.950	04-01-30	5,590,000	4,891,064
VMware, Inc.	4.700	05-15-30	5,006,000	4,759,486
Technology hardware, storage and peripherals 0.4%
Dell International LLC	4.900	10-01-26	4,596,000	4,565,640
Dell International LLC	5.300	10-01-29	2,196,000	2,187,604
Western Digital Corp.	4.750	02-15-26	3,060,000	2,915,657
Materials 0.4%				12,789,054
Chemicals 0.1%
Braskem Netherlands Finance BV (B)	5.875	01-31-50	2,812,000	2,195,948
OCI NV (B)	6.700	03-16-33	1,622,000	1,588,531
Metals and mining 0.3%
Anglo American Capital PLC (B)	4.750	04-10-27	2,486,000	2,425,128
Freeport-McMoRan, Inc.	4.250	03-01-30	2,834,000	2,599,643
Freeport-McMoRan, Inc.	5.450	03-15-43	3,346,000	3,034,319
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Newmont Corp.	2.800	10-01-29	1,084,000	$945,485
Real estate 1.5%				41,005,721
Hotel and resort REITs 0.5%
Host Hotels & Resorts LP	3.375	12-15-29	4,732,000	4,018,047
Host Hotels & Resorts LP	3.500	09-15-30	1,664,000	1,408,076
Host Hotels & Resorts LP	4.000	06-15-25	5,609,000	5,418,921
Host Hotels & Resorts LP	4.500	02-01-26	1,798,000	1,751,402
Residential REITs 0.0%
American Homes 4 Rent LP	4.250	02-15-28	1,533,000	1,437,833
Specialized REITs 1.0%
American Tower Corp.	3.800	08-15-29	5,777,000	5,330,256
American Tower Trust I (B)	5.490	03-15-28	3,160,000	3,213,441
Crown Castle, Inc.	3.650	09-01-27	5,030,000	4,731,542
Crown Castle, Inc.	3.800	02-15-28	2,554,000	2,401,152
Extra Space Storage LP	5.700	04-01-28	860,000	871,637
GLP Capital LP	3.250	01-15-32	1,239,000	1,004,389
GLP Capital LP	4.000	01-15-30	1,163,000	1,012,084
GLP Capital LP	5.375	04-15-26	1,819,000	1,766,829
SBA Tower Trust (B)	2.836	01-15-25	1,559,000	1,480,032
SBA Tower Trust (B)	6.599	01-15-28	878,000	908,271
VICI Properties LP (B)	4.125	08-15-30	734,000	643,347
VICI Properties LP	4.375	05-15-25	993,000	958,411
VICI Properties LP (B)	4.625	12-01-29	2,293,000	2,089,866
VICI Properties LP	5.125	05-15-32	600,000	560,185
Utilities 1.6%				44,684,624
Electric utilities 1.2%
Atlantica Transmision Sur SA (B)	6.875	04-30-43	1,724,193	1,618,586
Duke Energy Carolinas LLC	4.950	01-15-33	2,603,000	2,612,304
Duke Energy Corp.	2.450	06-01-30	978,000	820,038
Emera US Finance LP	3.550	06-15-26	2,447,000	2,316,030
Georgia Power Company	4.950	05-17-33	1,638,000	1,614,902
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	1,065,000	884,648
NextEra Energy Capital Holdings, Inc.	6.051	03-01-25	772,000	780,537
NRG Energy, Inc. (B)	2.450	12-02-27	2,593,000	2,205,066
NRG Energy, Inc. (B)	4.450	06-15-29	2,668,000	2,384,563
NRG Energy, Inc. (B)	7.000	03-15-33	2,517,000	2,539,545
Vistra Operations Company LLC (B)	3.550	07-15-24	4,686,000	4,535,495
Vistra Operations Company LLC (B)	3.700	01-30-27	5,707,000	5,287,599
Vistra Operations Company LLC (B)	4.300	07-15-29	5,001,000	4,462,700
Independent power and renewable electricity producers 0.2%
AES Panama Generation Holdings SRL (B)	4.375	05-31-30	3,080,175	2,689,147
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
Indianapolis Power & Light Company (B)	5.650	12-01-32	3,905,000	$4,025,396
Multi-utilities 0.2%
Dominion Energy, Inc.	3.375	04-01-30	2,375,000	2,126,537
NiSource, Inc.	1.700	02-15-31	978,000	766,548
NiSource, Inc.	3.600	05-01-30	2,654,000	2,416,570

NiSource, Inc.	5.250	03-30-28	594,000	598,413
Municipal bonds 0.6%				$18,153,428
(Cost $23,634,367)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	2,909,000	2,345,928
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	1,834,000	1,395,837
Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	5,081,000	3,469,860
Mississippi Hospital Equipment & Facilities Authority	3.720	09-01-26	1,643,000	1,558,452
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	2,933,000	2,562,587
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	800,000	683,282
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	1,420,000	1,037,999
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	5,045,000	3,482,161

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	1,812,000	1,617,322
Collateralized mortgage obligations 6.2%				$170,979,950
(Cost $208,074,814)
Commercial and residential 5.1%				140,176,072
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (B)(F)	0.990	04-25-53	931,445	840,734
Series 2021-2, Class A1 (B)(F)	0.985	04-25-66	837,915	691,765
Series 2021-4, Class A1 (B)(F)	1.035	01-20-65	1,900,141	1,512,642
Series 2021-5, Class A1 (B)(F)	0.951	07-25-66	2,405,720	1,979,038
Arroyo Mortgage Trust
Series 2021-1R, Class A1 (B)(F)	1.175	10-25-48	1,464,142	1,183,141
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (B)	3.218	04-14-33	1,204,000	1,122,720
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	1,235,000	1,142,526
BBCMS Trust
Series 2015-SRCH, Class D (B)(F)	4.957	08-10-35	1,607,000	1,349,456
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (B)(D)	7.378	05-15-39	773,000	760,791
BPR Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) (B)(D)	6.957	04-15-37	5,177,000	$5,015,607
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (B)(F)	0.941	02-25-49	1,028,679	899,648
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (B)	0.179	01-10-35	11,465,000	1,379
BX Commercial Mortgage Trust
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (B)(D)	6.028	12-15-38	3,367,000	3,264,634
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (B)(D)	6.207	09-15-36	2,653,000	2,509,618
BX Trust
Series 2021-MFM1, Class D (1 month CME Term SOFR + 1.614%) (B)(D)	6.673	01-15-34	1,099,562	1,063,667
Series 2022-CLS, Class A (B)	5.760	10-13-27	2,032,000	1,970,287
BXHPP Trust
Series 2021-FILM, Class C (1 month LIBOR + 1.100%) (B)(D)	6.207	08-15-36	6,514,000	5,846,347
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(D)	6.857	12-15-37	696,000	681,976
Cantor Commercial Real Estate Lending
Series 2019-CF1, Class A2	3.623	05-15-52	4,116,000	3,999,246
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class A (B)	4.149	01-10-36	1,251,000	1,240,244
Series 2020-GC46, Class A2	2.708	02-15-53	3,606,000	3,397,196
Series 2023-SMRT, Class A (B)(F)	6.015	06-10-28	1,916,000	1,945,659
COLT Mortgage Loan Trust
Series 2021-2, Class A1 (B)(F)	0.924	08-25-66	1,643,837	1,273,032
Series 2021-3, Class A1 (B)(F)	0.956	09-27-66	2,343,393	1,853,527
Series 2021-HX1, Class A1 (B)(F)	1.110	10-25-66	1,878,610	1,522,677
COLT Trust
Series 2020-RPL1, Class A1 (B)(F)	1.390	01-25-65	3,360,029	2,786,134
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO	1.226	10-15-45	734,525	7
Series 2014-CR15, Class XA IO	0.609	02-10-47	3,575,578	7,635
Series 2020-CX, Class D (B)(F)	2.683	11-10-46	1,509,000	1,134,284
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.432	05-10-51	25,602,500	455,084
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (B)(F)	4.394	08-10-30	1,135,000	873,950
Series 2017-PANW, Class A (B)	3.244	10-10-29	399,000	374,662
Series 2020-CBM, Class A2 (B)	2.896	02-10-37	1,742,000	1,632,301
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class B (1 month LIBOR + 1.230%) (B)(D)	6.337	05-15-36	1,230,938	1,218,467
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(D)	6.707	05-15-36	2,224,466	2,196,297
Series 2020-NET, Class A (B)	2.257	08-15-37	745,694	669,713
Series 2021-AFC1, Class A1 (B)(F)	0.830	03-25-56	3,741,699	2,884,054
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-NQM2, Class A1 (B)(F)	1.179	02-25-66	1,446,452	$1,217,407
Series 2021-NQM3, Class A1 (B)(F)	1.015	04-25-66	1,299,816	1,057,533
Series 2021-NQM5, Class A1 (B)(F)	0.938	05-25-66	949,883	746,741
Series 2021-NQM6, Class A1 (B)(F)	1.174	07-25-66	2,342,717	1,875,439
Series 2021-RPL2, Class A1A (B)(F)	1.115	01-25-60	3,850,413	3,127,132
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	08-15-53	3,128,000	2,835,473
Deephaven Residential Mortgage Trust
Series 2021-2, Class A1 (B)(F)	0.899	04-25-66	1,971,679	1,711,891
Ellington Financial Mortgage Trust
Series 2021-1, Class A1 (B)(F)	0.797	02-25-66	633,542	530,818
Series 2021-2, Class A1 (B)(F)	0.931	06-25-66	1,548,145	1,245,170
Flagstar Mortgage Trust
Series 2021-1, Class A2 (B)(F)	2.500	02-01-51	3,309,267	2,684,772
GCAT Trust
Series 2021-NQM1, Class A1 (B)(F)	0.874	01-25-66	1,093,209	921,061
Series 2021-NQM2, Class A1 (B)(F)	1.036	05-25-66	1,132,429	934,671
Series 2021-NQM3, Class A1 (B)(F)	1.091	05-25-66	1,802,499	1,473,042
GS Mortgage Securities Trust
Series 2015-590M, Class C (B)(F)	3.805	10-10-35	1,475,000	1,282,114
Series 2017-485L, Class C (B)(F)	3.982	02-10-37	1,005,000	858,895
Series 2019-GC40, Class A2	2.971	07-10-52	1,625,000	1,562,351
Series 2020-UPTN, Class A (B)	2.751	02-10-37	1,234,000	1,138,824
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (B)(F)	1.382	09-27-60	331,376	301,251
Series 2021-NQM1, Class A1 (B)(F)	1.017	07-25-61	787,947	679,140
Imperial Fund Mortgage Trust
Series 2021-NQM1, Class A1 (B)(F)	1.071	06-25-56	1,077,662	909,738
IMT Trust
Series 2017-APTS, Class AFX (B)	3.478	06-15-34	432,000	416,981
Series 2017-APTS, Class CFX (B)(F)	3.497	06-15-34	575,000	548,616
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-OPO, Class A (B)	3.024	01-05-39	2,416,000	1,987,624
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (B)(D)	6.307	05-15-36	3,077,000	3,032,074
Life Mortgage Trust
Series 2021-BMR, Class A (1 month CME Term SOFR + 0.814%) (B)(D)	5.873	03-15-38	623,203	607,147
Series 2021-BMR, Class D (1 month CME Term SOFR + 1.514%) (B)(D)	6.573	03-15-38	2,127,147	2,039,040
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (B)(D)	6.355	05-15-39	4,271,000	4,180,924
MFA Trust
Series 2021-NQM1, Class A1 (B)(F)	1.153	04-25-65	871,975	764,039
Natixis Commercial Mortgage Securities Trust
Series 2018-ALXA, Class C (B)(F)	4.316	01-15-43	520,000	440,150
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (B)(F)	3.500	10-25-59	940,341	873,494
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
NMLT Trust
Series 2021-INV1, Class A1 (B)(F)	1.185	05-25-56	3,306,925	$2,723,538
NYMT Loan Trust
Series 2022-CP1, Class A1 (B)	2.042	07-25-61	1,147,001	1,034,165
OBX Trust
Series 2020-EXP2, Class A3 (B)(F)	2.500	05-25-60	673,044	563,347
Series 2021-NQM2, Class A1 (B)(F)	1.101	05-25-61	1,713,681	1,366,543
Series 2021-NQM3, Class A1 (B)(F)	1.054	07-25-61	2,586,077	1,974,452
One Market Plaza Trust
Series 2017-1MKT, Class D (B)	4.146	02-10-32	460,000	389,284
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (B)(F)	2.000	01-25-36	2,773,008	2,383,285
SLG Office Trust
Series 2021-OVA, Class C (B)	2.851	07-15-41	4,837,000	3,735,861
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (B)(D)	6.060	01-15-39	3,547,000	3,440,271
Starwood Mortgage Residential Trust
Series 2021-2, Class A1 (B)(F)	0.943	05-25-65	1,149,927	1,020,960
Series 2022-1, Class A1 (B)(F)	2.447	12-25-66	2,573,382	2,211,049
Towd Point Mortgage Trust
Series 2015-1, Class A5 (B)(F)	4.034	10-25-53	912,000	882,392
Series 2015-6, Class M2 (B)(F)	3.750	04-25-55	1,775,000	1,687,132
Series 2017-2, Class A1 (B)(F)	2.750	04-25-57	25,381	25,045
Series 2018-1, Class A1 (B)(F)	3.000	01-25-58	278,137	269,209
Series 2018-4, Class A1 (B)(F)	3.000	06-25-58	1,357,761	1,251,416
Series 2019-1, Class A1 (B)(F)	3.750	03-25-58	1,239,553	1,171,285
Series 2019-4, Class A1 (B)(F)	2.900	10-25-59	1,387,413	1,291,820
Series 2020-4, Class A1 (B)	1.750	10-25-60	1,836,662	1,605,794
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (B)	1.218	05-25-65	536,521	485,579
Series 2021-1, Class A1 (B)(F)	0.815	01-25-66	1,467,601	1,249,737
Series 2021-3, Class A1 (B)(F)	1.046	06-25-66	1,879,913	1,565,890
Series 2021-4, Class A1 (B)(F)	0.938	07-25-66	1,095,431	871,090
Series 2021-5, Class A1 (B)(F)	1.013	09-25-66	1,723,913	1,395,785
Series 2021-R2, Class A1 (B)(F)	0.918	02-25-64	1,003,170	866,239
Visio Trust
Series 2020-1R, Class A1 (B)	1.312	11-25-55	1,590,664	1,431,207
U.S. Government Agency 1.1%				30,803,878
Federal Home Loan Mortgage Corp.
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (B)(D)	7.373	02-25-42	2,152,000	2,124,418
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (B)(D)	7.873	04-25-42	600,000	598,129
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (B)(D)	8.323	05-25-42	1,541,000	1,556,398
30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%) (B)(D)	9.473	06-25-42	2,050,000	$2,151,229
Series K038, Class X1 IO	1.075	03-25-24	19,321,457	102,311
Series K048, Class X1 IO	0.214	06-25-25	85,701,768	321,185
Federal National Mortgage Association
Series 427, Class C20 IO	2.000	02-25-51	14,562,673	1,925,827
Series 427, Class C77 IO	2.500	09-25-51	6,883,656	1,004,410
Government National Mortgage Association
Series 2012-114, Class IO	0.608	01-16-53	361,629	5,515
Series 2016-174, Class IO	0.892	11-16-56	3,097,640	123,283
Series 2017-109, Class IO	0.230	04-16-57	4,027,697	73,617
Series 2017-124, Class IO	0.619	01-16-59	3,198,303	95,224
Series 2017-140, Class IO	0.486	02-16-59	2,028,824	66,230
Series 2017-169, Class IO	0.587	01-16-60	5,788,752	190,387
Series 2017-20, Class IO	0.530	12-16-58	6,849,565	171,003
Series 2017-22, Class IO	0.757	12-16-57	938,003	33,787
Series 2017-41, Class IO	0.594	07-16-58	3,172,841	86,574
Series 2017-46, Class IO	0.698	11-16-57	4,676,794	171,718
Series 2017-61, Class IO	0.745	05-16-59	2,232,394	81,315
Series 2018-114, Class IO	0.710	04-16-60	2,541,789	100,595
Series 2018-158, Class IO	0.773	05-16-61	13,023,639	632,690
Series 2018-69, Class IO	0.611	04-16-60	2,129,363	96,081
Series 2018-9, Class IO	0.443	01-16-60	3,820,874	115,130
Series 2019-131, Class IO	0.802	07-16-61	6,241,427	338,911
Series 2020-100, Class IO	0.783	05-16-62	8,784,516	511,004
Series 2020-108, Class IO	0.847	06-16-62	24,524,828	1,439,247
Series 2020-114, Class IO	0.800	09-16-62	30,345,237	1,842,199
Series 2020-118, Class IO	0.881	06-16-62	20,398,556	1,249,444
Series 2020-119, Class IO	0.602	08-16-62	9,207,735	455,050
Series 2020-120, Class IO	0.761	05-16-62	24,015,461	1,386,936
Series 2020-137, Class IO	0.795	09-16-62	30,153,536	1,689,482
Series 2020-150, Class IO	0.961	12-16-62	15,389,424	1,085,302
Series 2020-170, Class IO	0.833	11-16-62	20,647,037	1,300,831
Series 2020-92, Class IO	0.878	02-16-62	19,987,281	1,302,633
Series 2021-10, Class IO	0.986	05-16-63	14,702,881	1,048,142
Series 2021-11, Class IO	1.020	12-16-62	22,818,811	1,601,410
Series 2021-3, Class IO	0.867	09-16-62	36,423,188	2,326,629
Series 2021-40, Class IO	0.824	02-16-63	6,938,717	438,330
Series 2022-181, Class IO	0.715	07-16-64	7,143,832	524,399

Series 2022-21, Class IO	0.783	10-16-63	6,830,122	436,873
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 8.4%				$232,550,759
(Cost $259,576,373)
Asset backed securities 8.4%				232,550,759
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (B)	3.199	12-20-30	3,397,000	3,159,767
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (B)	1.937	08-15-46	5,352,000	4,715,237
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	3,171,000	3,106,669
AMSR Trust
Series 2020-SFR2, Class A (B)	1.632	07-17-37	3,281,000	3,031,171
Series 2020-SFR4, Class A (B)	1.355	11-17-37	1,011,000	917,630
Series 2021-SFR1, Class B (B)(F)	2.153	06-17-38	2,695,000	2,281,027
Series 2021-SFR4, Class A (B)	2.117	12-17-38	572,000	509,665
Applebee’s Funding LLC
Series 2023-1A, Class A2 (B)	7.824	03-05-53	1,585,000	1,584,268
Aqua Finance Trust
Series 2021-A, Class A (B)	1.540	07-17-46	1,040,791	926,592
Arby’s Funding LLC
Series 2020-1A, Class A2 (B)	3.237	07-30-50	3,683,830	3,224,781
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (B)	2.360	03-20-26	3,497,000	3,303,546
Series 2020-1A, Class A (B)	2.330	08-20-26	2,588,000	2,418,227
Beacon Container Finance II LLC
Series 2021-1A, Class A (B)	2.250	10-22-46	3,791,708	3,298,340
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (B)	3.280	09-26-33	842,699	796,915
CARS-DB4 LP
Series 2020-1A, Class A1 (B)	2.690	02-15-50	3,058,487	2,881,331
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (B)	1.690	07-15-60	3,714,737	3,354,344
Series 2021-1A, Class A1 (B)	1.530	03-15-61	3,388,099	2,959,896
Chase Auto Credit Linked Notes
Series 2021-3, Class B (B)	0.760	02-26-29	942,209	891,920
CLI Funding VI LLC
Series 2020-1A, Class A (B)	2.080	09-18-45	3,883,100	3,404,944
CLI Funding VIII LLC
Series 2021-1A, Class A (B)	1.640	02-18-46	3,165,631	2,736,669
Series 2022-1A, Class A (B)	2.720	01-18-47	2,194,304	1,911,268
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (B)	4.300	04-20-48	3,231,000	2,904,016
DataBank Issuer
Series 2021-1A, Class A2 (B)	2.060	02-27-51	5,539,000	4,907,408
Series 2021-2A, Class A2 (B)	2.400	10-25-51	2,501,000	2,184,824
DB Master Finance LLC
Series 2017-1A, Class A2II (B)	4.030	11-20-47	1,447,780	1,340,272
Series 2021-1A, Class A2I (B)	2.045	11-20-51	5,893,255	5,178,945
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A (B)	1.760	04-15-49	3,870,000	3,318,691
32	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (B)	4.118	07-25-47	4,040,140	$3,785,183
Series 2019-1A, Class A2 (B)	3.668	10-25-49	1,283,873	1,135,118
Series 2021-1A, Class A2I (B)	2.662	04-25-51	2,698,920	2,323,427
Driven Brands Funding LLC
Series 2018-1A, Class A2 (B)	4.739	04-20-48	1,235,000	1,179,667
Series 2020-2A, Class A2 (B)	3.237	01-20-51	2,606,993	2,248,706
Series 2021-1A, Class A2 (B)	2.791	10-20-51	3,541,075	2,918,342
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (B)	2.610	01-25-34	702,959	655,326
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	718,835	708,850
FirstKey Homes Trust
Series 2020-SFR2, Class A (B)	1.266	10-19-37	2,494,289	2,257,605
Series 2021-SFR1, Class A (B)	1.538	08-17-38	1,903,265	1,680,231
Series 2021-SFR1, Class C (B)	1.888	08-17-38	4,249,000	3,711,672
Five Guys Funding LLC
Series 2017-1A, Class A2 (B)	4.600	07-25-47	2,377,790	2,315,478
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (B)	3.208	01-22-29	2,744,000	2,541,696
Series 2021-1A, Class A2 (B)	2.773	04-20-29	2,612,000	2,422,074
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (B)	3.939	02-01-62	2,275,000	2,086,500
Hilton Grand Vacations Trust
Series 2018-AA, Class A (B)	3.540	02-25-32	453,878	438,082
Home Partners of America Trust
Series 2021-2, Class A (B)	1.901	12-17-26	1,059,181	936,192
Hotwire Funding LLC
Series 2021-1, Class A2 (B)	2.311	11-20-51	1,661,000	1,474,457
Series 2023-1A, Class A2 (B)	5.687	05-20-53	3,005,000	2,988,477
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (B)	4.970	08-25-49	881,705	798,745
Series 2022-1A, Class A2I (B)	3.445	02-26-52	3,032,250	2,689,615
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (B)	2.730	10-25-48	235,700	227,867
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2 (B)	6.560	04-20-53	1,846,000	1,824,610
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (B)	2.815	04-22-31	4,667,000	4,423,977
MVW Owner Trust
Series 2018-1A, Class A (B)	3.450	01-21-36	794,943	771,661
Navient Private Education Loan Trust
Series 2016-AA, Class A2A (B)	3.910	12-15-45	397,734	384,201
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A (B)	2.640	05-15-68	1,067,752	$1,002,851
Series 2019-FA, Class A2 (B)	2.600	08-15-68	1,095,229	1,014,881
Series 2020-BA, Class A2 (B)	2.120	01-15-69	1,948,059	1,781,921
Series 2020-GA, Class A (B)	1.170	09-16-69	1,915,188	1,708,468
Series 2020-HA, Class A (B)	1.310	01-15-69	2,278,703	2,078,108
Series 2021-A, Class A (B)	0.840	05-15-69	2,332,130	2,044,292
Navient Student Loan Trust
Series 2020-2A, Class A1A (B)	1.320	08-26-69	1,645,692	1,399,884
Neighborly Issuer LLC
Series 2021-1A, Class A2 (B)	3.584	04-30-51	4,694,200	3,945,827
Series 2022-1A, Class A2 (B)	3.695	01-30-52	1,962,163	1,623,670
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (B)	1.910	10-20-61	4,682,000	4,039,513
Series 2021-1, Class B1 (B)	2.410	10-20-61	1,418,000	1,189,496
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A (B)	3.844	12-25-25	583,815	540,599
Series 2021-FHT1, Class A (B)	3.104	07-25-26	573,171	510,085
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (B)	4.459	02-15-27	428,473	425,098
Series 2020-1A, Class A2 (B)	3.101	02-15-28	1,229,069	1,217,400
Progress Residential Trust
Series 2021-SFR2, Class A (B)	1.546	04-19-38	6,669,614	5,951,420
Series 2021-SFR5, Class A (B)	1.427	07-17-38	4,687,481	4,134,978
Series 2021-SFR8, Class B (B)	1.681	10-17-38	1,602,000	1,390,169
SCF Equipment Leasing LLC
Series 2019-2A, Class C (B)	3.110	06-21-27	4,200,000	4,014,880
Series 2021-1A, Class B (B)	1.370	08-20-29	2,386,000	2,201,849
Series 2022-2A, Class A3 (B)	6.500	10-21-30	4,450,000	4,521,000
SERVPRO Master Issuer LLC
Series 2021-1A, Class A2 (B)	2.394	04-25-51	2,467,640	2,041,807
Sesac Finance LLC
Series 2019-1, Class A2 (B)	5.216	07-25-49	3,486,175	3,281,177
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A (B)	3.200	01-20-36	228,062	219,507
Series 2021-1A, Class A (B)	0.990	11-20-37	1,277,278	1,186,359
SMB Private Education Loan Trust
Series 2019-B, Class A2A (B)	2.840	06-15-37	2,133,000	2,004,172
Series 2020-PTA, Class A2A (B)	1.600	09-15-54	1,547,825	1,386,800
Series 2021-A, Class APT2 (B)	1.070	01-15-53	949,406	831,105
SoFi Professional Loan Program LLC
Series 2019-B, Class A2FX (B)	3.090	08-17-48	412,714	391,016
Sonic Capital LLC
Series 2020-1A, Class A2I (B)	3.845	01-20-50	3,001,135	2,735,862
Series 2020-1A, Class A2II (B)	4.336	01-20-50	2,477,930	2,183,532
Series 2021-1A, Class A2I (B)	2.190	08-20-51	2,586,167	2,092,036
34	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Starwood Property Mortgage Trust
Series 2021-SIF2A, Class A1 (3 month CME Term SOFR + 1.550%) (B)(D)	6.536	01-15-33	3,948,000	$3,919,848
Sunbird Engine Finance LLC
Series 2020-1A, Class A (B)	3.671	02-15-45	795,232	667,038
Taco Bell Funding LLC
Series 2021-1A, Class A2I (B)	1.946	08-25-51	5,073,735	4,400,202
TIF Funding II LLC
Series 2020-1A, Class A (B)	2.090	08-20-45	4,512,965	3,976,036
Series 2021-1A, Class A (B)	1.650	02-20-46	1,986,525	1,679,384
Tricon American Homes Trust
Series 2020-SFR2, Class A (B)	1.482	11-17-39	3,163,695	2,697,904
Triton Container Finance VIII LLC
Series 2020-1A, Class A (B)	2.110	09-20-45	4,661,653	4,059,289
Series 2021-1A, Class A (B)	1.860	03-20-46	2,726,515	2,326,969
Vantage Data Centers LLC
Series 2019-1A, Class A2 (B)	3.188	07-15-44	3,321,587	3,201,088
Series 2020-1A, Class A2 (B)	1.645	09-15-45	3,094,000	2,781,231
Series 2020-2A, Class A2 (B)	1.992	09-15-45	2,374,000	2,020,934
VCP RRL ABS I, Ltd.
Series 2021-1A, Class A (B)	2.152	10-20-31	1,113,719	1,008,112
VR Funding LLC
Series 2020-1A, Class A (B)	2.790	11-15-50	3,291,157	2,885,639
Wendy’s Funding LLC
Series 2021-1A, Class A2I (B)	2.370	06-15-51	2,873,813	2,409,200
Westgate Resorts LLC
Series 2022-1A, Class A (B)	1.788	08-20-36	2,210,529	2,084,222
Willis Engine Structured Trust V
Series 2020-A, Class A (B)	3.228	03-15-45	654,613	556,958
Wingstop Funding LLC
Series 2020-1A, Class A2 (B)	2.841	12-05-50	5,564,563	4,834,253
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (B)	3.238	07-30-51	2,129,078	1,776,568

	Shares	Value
Preferred securities 0.0%		$268,109
(Cost $309,384)
Financials 0.0%		268,109
Banks 0.0%
Wells Fargo & Company, 7.500%	238	268,109

	Yield (%)	Shares	Value
Short-term investments 2.8%			$77,624,090
(Cost $77,621,982)
Short-term funds 2.8%			77,624,090
John Hancock Collateral Trust (G)	4.5317(H)	7,765,982	77,624,090

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	35

Total investments (Cost $3,003,579,597) 101.6%	$2,817,845,486
Other assets and liabilities, net (1.6%)	(45,681,601)
Total net assets 100.0%	$2,772,163,885

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $533,270,545 or 19.2% of the fund’s net assets as of 5-31-23.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	All or a portion of this security is on loan as of 5-31-23.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,294,972.
(H)	The rate shown is the annualized seven-day yield as of 5-31-23.
36	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	244	Long	Sep 2023	$27,904,180	$27,930,375	$26,195
						$26,195
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $3,013,447,169. Net unrealized depreciation aggregated to $195,575,488, of which $8,705,157 related to gross unrealized appreciation and $204,280,645 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	37

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $2,925,957,615) including $1,268,167 of securities loaned	$2,740,221,396
Affiliated investments, at value (Cost $77,621,982)	77,624,090
Total investments, at value (Cost $3,003,579,597)	2,817,845,486
Receivable for futures variation margin	26,238
Collateral held at broker for futures contracts	870,000
Dividends and interest receivable	16,181,034
Receivable for fund shares sold	13,170,955
Receivable for investments sold	18,706,222
Receivable for securities lending income	492
Receivable from affiliates	9,053
Other assets	341,975
Total assets	2,867,151,455
Liabilities
Distributions payable	363,746
Payable for investments purchased	3,771,764
Payable for delayed delivery securities purchased	84,854,144
Payable for fund shares repurchased	4,044,888
Payable upon return of securities loaned	1,295,030
Payable to affiliates
Accounting and legal services fees	196,731
Transfer agent fees	201,811
Distribution and service fees	12,224
Trustees’ fees	4,557
Other liabilities and accrued expenses	242,675
Total liabilities	94,987,570
Net assets	$2,772,163,885
Net assets consist of
Paid-in capital	$3,198,154,331
Total distributable earnings (loss)	(425,990,446)
Net assets	$2,772,163,885

38	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($538,396,850 ÷ 59,180,142 shares)[1]	$9.10
Class C ($12,929,882 ÷ 1,421,173 shares)[1]	$9.10
Class I ($1,431,266,979 ÷ 157,256,571 shares)	$9.10
Class R2 ($4,639,339 ÷ 509,789 shares)	$9.10
Class R4 ($363,165 ÷ 39,901 shares)	$9.10
Class R6 ($784,567,670 ÷ 86,202,066 shares)	$9.10
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.48

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	39

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$79,864,914
Dividends from affiliated investments	2,791,267
Dividends	35,106
Securities lending	7,434
Total investment income	82,698,721
Expenses
Investment management fees	8,998,607
Distribution and service fees	1,451,650
Accounting and legal services fees	455,968
Transfer agent fees	1,873,042
Trustees’ fees	53,270
Custodian fees	263,808
State registration fees	247,246
Printing and postage	159,611
Professional fees	141,446
Other	133,163
Total expenses	13,777,811
Less expense reductions	(1,774,037)
Net expenses	12,003,774
Net investment income	70,694,947
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(122,452,135)
Affiliated investments	(14,374)
Futures contracts	(1,065,347)
(123,531,856)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(178,636)
Affiliated investments	2,057
Futures contracts	177,365
786
Net realized and unrealized loss	(123,531,070)
Decrease in net assets from operations	$(52,836,123)
40	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$70,694,947	$53,907,285
Net realized loss	(123,531,856)	(76,041,274)
Change in net unrealized appreciation (depreciation)	786	(223,078,268)
Decrease in net assets resulting from operations	(52,836,123)	(245,212,257)
Distributions to shareholders
From earnings
Class A	(16,420,820)	(15,258,361)
Class C	(323,301)	(332,780)
Class I	(34,924,632)	(34,304,425)
Class R2	(178,359)	(191,476)
Class R4	(12,324)	(10,340)
Class R6	(25,988,940)	(24,012,197)
Total distributions	(77,848,376)	(74,109,579)
From fund share transactions	577,476,375	(98,586,736)
Total increase (decrease)	446,791,876	(417,908,572)
Net assets
Beginning of year	2,325,372,009	2,743,280,581
End of year	$2,772,163,885	$2,325,372,009
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	41

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.88	$11.02	$10.50	$10.17
Net investment income[1]	0.26	0.19	0.19	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.50)	(1.18)	0.03	0.57	0.35
Total from investment operations	(0.24)	(0.99)	0.22	0.80	0.62
Less distributions
From net investment income	(0.29)	(0.24)	(0.23)	(0.28)	(0.29)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.29)	(0.26)	(0.36)	(0.28)	(0.29)
Net asset value, end of period	$9.10	$9.63	$10.88	$11.02	$10.50
Total return (%)[2,3]	(2.43)	(9.24)	1.96	7.70	6.24
Ratios and supplemental data
Net assets, end of period (in millions)	$538	$545	$610	$520	$374
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.81	0.82	0.84	0.85
Expenses including reductions	0.75	0.74	0.75	0.76	0.78
Net investment income	2.87	1.78	1.70	2.18	2.65
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
42	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.88	$11.02	$10.50	$10.18
Net investment income[1]	0.19	0.11	0.11	0.15	0.19
Net realized and unrealized gain (loss) on investments	(0.50)	(1.18)	0.03	0.57	0.35
Total from investment operations	(0.31)	(1.07)	0.14	0.72	0.54
Less distributions
From net investment income	(0.22)	(0.16)	(0.15)	(0.20)	(0.22)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.22)	(0.18)	(0.28)	(0.20)	(0.22)
Net asset value, end of period	$9.10	$9.63	$10.88	$11.02	$10.50
Total return (%)[2,3]	(3.16)	(9.92)	1.20	6.90	5.35
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$15	$22	$26	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.58	1.56	1.57	1.59	1.60
Expenses including reductions	1.50	1.49	1.50	1.51	1.53
Net investment income	2.10	1.01	0.95	1.42	1.90
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	43

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.89	$11.02	$10.50	$10.18
Net investment income[1]	0.29	0.21	0.22	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.50)	(1.18)	0.04	0.57	0.35
Total from investment operations	(0.21)	(0.97)	0.26	0.83	0.64
Less distributions
From net investment income	(0.32)	(0.27)	(0.26)	(0.31)	(0.32)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.32)	(0.29)	(0.39)	(0.31)	(0.32)
Net asset value, end of period	$9.10	$9.63	$10.89	$11.02	$10.50
Total return (%)[2]	(2.19)	(9.09)	2.31	7.97	6.38
Ratios and supplemental data
Net assets, end of period (in millions)	$1,431	$994	$1,309	$930	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	0.56	0.57	0.59	0.61
Expenses including reductions	0.50	0.49	0.50	0.51	0.55
Net investment income	3.14	2.01	1.94	2.39	2.87
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.88	$11.02	$10.50	$10.17
Net investment income[1]	0.25	0.17	0.17	0.22	0.25
Net realized and unrealized gain (loss) on investments	(0.50)	(1.17)	0.03	0.57	0.36
Total from investment operations	(0.25)	(1.00)	0.20	0.79	0.61
Less distributions
From net investment income	(0.28)	(0.23)	(0.21)	(0.27)	(0.28)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.28)	(0.25)	(0.34)	(0.27)	(0.28)
Net asset value, end of period	$9.10	$9.63	$10.88	$11.02	$10.50
Total return (%)[2]	(2.57)	(9.37)	1.82	7.57	6.08
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$7	$6	$6	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.95	0.97	0.98	1.00
Expenses including reductions	0.89	0.89	0.89	0.90	0.93
Net investment income	2.68	1.63	1.56	2.01	2.50
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	45

CLASS R4 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.89	$11.02	$10.50	$10.18
Net investment income[1]	0.27	0.20	0.20	0.25	0.28
Net realized and unrealized gain (loss) on investments	(0.50)	(1.19)	0.04	0.56	0.34
Total from investment operations	(0.23)	(0.99)	0.24	0.81	0.62
Less distributions
From net investment income	(0.30)	(0.25)	(0.24)	(0.29)	(0.30)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.30)	(0.27)	(0.37)	(0.29)	(0.30)
Net asset value, end of period	$9.10	$9.63	$10.89	$11.02	$10.50
Total return (%)[2]	(2.33)	(9.22)	2.17	7.82	6.24
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$1	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.81	0.81	0.83	0.85
Expenses including reductions	0.64	0.64	0.64	0.64	0.68
Net investment income	2.99	1.87	1.81	2.29	2.76
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
46	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$9.63	$10.89	$11.02	$10.51	$10.18
Net investment income[1]	0.30	0.23	0.23	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.50)	(1.19)	0.04	0.56	0.36
Total from investment operations	(0.20)	(0.96)	0.27	0.83	0.66
Less distributions
From net investment income	(0.33)	(0.28)	(0.27)	(0.32)	(0.33)
From net realized gain	—	(0.02)	(0.13)	—	—
Total distributions	(0.33)	(0.30)	(0.40)	(0.32)	(0.33)
Net asset value, end of period	$9.10	$9.63	$10.89	$11.02	$10.51
Total return (%)[2]	(2.08)	(9.00)	2.42	7.99	6.60
Ratios and supplemental data
Net assets, end of period (in millions)	$785	$763	$795	$591	$379
Ratios (as a percentage of average net assets):
Expenses before reductions	0.47	0.45	0.47	0.48	0.50
Expenses including reductions	0.39	0.39	0.39	0.40	0.43
Net investment income	3.23	2.13	2.05	2.53	3.00
Portfolio turnover (%)	143	123	122	151	111

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	47

Notes to financial statements
Note 1—Organization
John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
48	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,519,059,634	—	$1,519,059,634	—
Foreign government obligations	3,031,273	—	3,031,273	—
Corporate bonds	796,178,243	—	796,178,243	—
Municipal bonds	18,153,428	—	18,153,428	—
Collateralized mortgage obligations	170,979,950	—	170,979,950	—
Asset backed securities	232,550,759	—	232,550,759	—
Preferred securities	268,109	$268,109	—	—
Short-term investments	77,624,090	77,624,090	—	—
Total investments in securities	$2,817,845,486	$77,892,199	$2,739,953,287	—
Derivatives:
Assets
Futures	$26,195	$26,195	—	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	49

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for
50	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2023, the fund loaned securities valued at $1,268,167 and received $1,295,030 of cash collateral.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $9,648.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $142,930,805 and a long-term capital loss carryforward of $88,308,801 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	51

The tax character of distributions for the years ended May 31, 2023 and 2022 was as follows:
	May 31, 2023	May 31, 2022
Ordinary income	$77,848,376	$68,074,855
Long-term capital gains	—	6,034,724
Total	$77,848,376	$74,109,579
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, the components of distributable earnings on a tax basis consisted of $1,188,393 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the
52	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2023, the fund used futures contracts to manage duration of the portfolio. The fund held futures contracts with USD notional values ranging up to $27.9 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$26,195	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(1,065,347)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$177,365
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund’s average daily net assets and (b) 0.385% of the fund’s average daily net assets in excess
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	53

of $1.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.38% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$400,472
Class C	10,379
Class I	788,268
Class R2	4,619
Class	Expense reduction
Class R4	$289
Class R6	569,637
Total	$1,773,664

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.32% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
54	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $373 for Class R4 shares for the year ended May 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $274,247 for the year ended May 31, 2023. Of this amount, $38,925 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $235,322 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, CDSCs received by the Distributor amounted to $15,821 and $674 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,287,645	$603,300
Class C	133,286	15,612
Class I	—	1,185,473
Class R2	29,416	555
Class R4	1,303	35
Class R6	—	68,067
Total	$1,451,650	$1,873,042
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	55

Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	15,420,043	$141,116,219	11,677,859	$123,778,748
Distributions reinvested	1,751,998	16,034,215	1,403,277	14,810,680
Repurchased	(14,634,920)	(134,496,970)	(12,463,503)	(130,279,851)
Net increase	2,537,121	$22,653,464	617,633	$8,309,577
Class C shares
Sold	421,017	$3,859,914	192,484	$2,028,571
Distributions reinvested	32,008	292,990	29,631	313,522
Repurchased	(599,909)	(5,512,950)	(686,415)	(7,245,279)
Net decrease	(146,884)	$(1,360,046)	(464,300)	$(4,903,186)
Class I shares
Sold	116,006,219	$1,063,773,029	60,961,667	$638,565,845
Distributions reinvested	3,494,461	31,991,486	2,902,522	30,699,000
Repurchased	(65,417,847)	(601,255,760)	(80,975,815)	(842,748,590)
Net increase (decrease)	54,082,833	$494,508,755	(17,111,626)	$(173,483,745)
Class R2 shares
Sold	106,202	$978,038	320,599	$3,458,830
Distributions reinvested	1,406	12,872	1,226	12,959
Repurchased	(357,685)	(3,301,438)	(147,099)	(1,581,592)
Net increase (decrease)	(250,077)	$(2,310,528)	174,726	$1,890,197
Class R4 shares
Sold	9,646	$88,195	6,882	$72,972
Distributions reinvested	1,347	12,324	977	10,325
Repurchased	(9,140)	(84,267)	(11,077)	(121,017)
Net increase (decrease)	1,853	$16,252	(3,218)	$(37,720)
Class R6 shares
Sold	26,833,570	$246,421,560	25,257,345	$268,641,034
Distributions reinvested	2,808,404	25,713,687	2,261,347	23,862,450
Repurchased	(22,668,888)	(208,166,769)	(21,358,512)	(222,865,343)
Net increase	6,973,086	$63,968,478	6,160,180	$69,638,141
Total net increase (decrease)	63,197,932	$577,476,375	(10,626,605)	$(98,586,736)
56	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,408,476,653 and $1,126,029,686, respectively, for the year ended May 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $2,453,267,339 and $2,116,356,132, respectively, for the year ended May 31, 2023.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	7,765,982	$819,881	$1,559,161,859	$(1,482,345,333)	$(14,374)	$2,057	$2,798,701	—	$77,624,090

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	57

Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
58	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Investment Grade Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	59

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
60	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Investment Grade Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	61

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
62	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	1986	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	63

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

64	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	65

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
66	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Pranay Sonalkar
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	67

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932972	55A 5/23
7/2023

Annual report
John Hancock
Short Duration Bond Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kirstie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Bond Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
27	Financial statements
30	Financial highlights
35	Notes to financial statements
43	Report of independent registered public accounting firm
44	Tax information
45	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Bloomberg U.S. Aggregate 1-3 Year Index tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Inflation, while declining over the course of the period, remained elevated in historical terms
The U.S. Federal Reserve responded by raising short-term interest rates to the highest level in nearly 16 years.
The fund’s benchmark, the Bloomberg U.S. Aggregate 1-3 Year Index, posted a gain
Short-term bonds held up well and managed to finish in positive territory, even as intermediate- and longer-term issues lost ground.
The fund outperformed the index
Asset allocation, security selection, and yield curve positioning all contributed to results.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Management’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2023?
The fixed-income market as a whole lost ground, but short-term bonds held up well in relative terms. Bonds came under pressure from the U.S. Federal Reserve’s (Fed’s) effort to counter elevated inflation by raising interest rates aggressively and ending its quantitative easing program. The bulk of the market’s downturn occurred in the first half of the period due to the open-end nature of the Fed’s rate increases in this time; however, performance improved somewhat from late 2022 onward as investors began to look ahead to the point at which the Fed could stop tightening its policy.
Short-term bonds managed to deliver a small gain for the full year, even as intermediate- and longer-term issues lost ground. High-yield bonds performed well and outpaced investment-grade securities due to the combination of better-than-expected economic growth, improving investor sentiment in the latter half of the period, and a larger contribution from income. Investment-grade corporates finished in negative territory, but they held up well compared to the modest loss for U.S. Treasuries. Within the securitized space, asset-backed securities (ABS) and commercial mortgage-backed securities (MBS) registered gains, but agency MBS lagged amid concerns that the end of the Fed’s quantitative easing program would reduce demand.
What elements of the fund’s positioning helped and hurt results?
Asset allocation, security selection, and yield curve positioning all contributed to fund performance. With respect to asset allocation, an out-of-benchmark position
COUNTRY COMPOSITION AS OF 5/31/2023 (% of net assets)
United States	86.7
United Kingdom	2.4
Canada	2.2
Ireland	1.6
Cayman Islands	1.2
Netherlands	1.0
Other countries	4.9
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	5

in high-yield bonds was the largest contributor. Overweights in ABS and nonagency MBS (which gained even as the larger MBS category suffered a loss) contributed, as well. In terms of security selection, nearly all of the contribution came from investment-grade corporates and ABS. The fund further benefited from our decision to keep duration (interest-rate sensitivity) slightly below that of the benchmark, which helped us sidestep the full impact of rising rates. Security selection in emerging-market debt and U.S. agency bonds detracted.
What were some key aspects of your portfolio activity?
We moved the fund in a more defensive direction throughout the course of the period in response to the uncertain investment backdrop. As part of this process, we reduced the extent of its overweight allocation to high-yield bonds. Nearly all of the reduction occurred in the economically sensitive industrials sector. In addition, we emphasized higher-quality securities within high yield. We also reduced the positions in the more credit-oriented segments of the securitized category by lowering the fund’s allocations to ABS, commercial MBS, and nonagency MBS. We redeployed the majority of the proceeds of these sales into investment-grade corporate bonds, with a tilt toward higher-quality, shorter-dated issues. We also increased the allocation to U.S. Treasuries, where yields became much more attractive than they had been for many years. We kept duration slightly shorter than the benchmark throughout most of the year.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Connor Minnaar, CFA
Pranay Sonalkar
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	Since inception (7-16-19)	Since inception (7-16-19)	as of 5-31-23	as of 5-31-23
Class A	-1.22	0.34	1.31	4.58	4.54
Class C	-0.75	0.17	0.68	3.94	3.91
Class I1	1.33	1.17	4.61	4.96	4.92
Class R6[1]	1.43	1.29	5.08	5.09	5.04
Class NAV[1]	1.45	1.29	5.10	5.04	5.03
Index††	0.23	0.42	1.63	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 2.25% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.65	1.40	0.40	0.30	0.29
Net (%)	0.64	1.39	0.39	0.29	0.28
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate 1-3 Year Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate 1-3 Year Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-16-19	10,068	10,068	10,163
Class I1	7-16-19	10,461	10,461	10,163
Class R6[1]	7-16-19	10,508	10,508	10,163
Class NAV[1]	7-16-19	10,510	10,510	10,163
The Bloomberg U.S. Aggregate 1-3 Year Index tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,021.30	$3.28	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class C	Actual expenses/actual returns	1,000.00	1,016.40	7.04	1.40%
	Hypothetical example	1,000.00	1,018.00	7.04	1.40%
Class I	Actual expenses/actual returns	1,000.00	1,022.50	2.02	0.40%
	Hypothetical example	1,000.00	1,022.90	2.02	0.40%
Class R6	Actual expenses/actual returns	1,000.00	1,023.10	1.46	0.29%
	Hypothetical example	1,000.00	1,023.50	1.46	0.29%
Class NAV	Actual expenses/actual returns	1,000.00	1,023.20	1.46	0.29%
	Hypothetical example	1,000.00	1,023.50	1.46	0.29%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 21.3%				$228,634,346
(Cost $229,155,562)
U.S. Government 19.6%				209,988,900
U.S. Treasury
Note	2.750	05-15-25	10,770,000	10,428,389
Note	3.625	03-15-26	6,000,000	6,085,313
Note	3.625	05-31-28	37,115,000	36,903,329
Note	3.875	04-30-25	20,000,000	19,782,031
Note	3.875	12-31-27	16,600,000	16,624,641
Note	4.250	09-30-24	62,905,000	62,374,228
Note	4.250	10-15-25	57,800,000	57,790,969
U.S. Government Agency 1.7%				18,645,446
Federal Home Loan Bank
Bond	4.300	08-08-25	5,000,000	4,906,740
Bond	5.300	12-06-24	4,700,000	4,666,143
Bond	5.500	12-30-25	4,450,000	4,417,312

Federal Home Loan Mortgage Corp. Note	5.500	12-16-25	4,690,000	4,655,251
Corporate bonds 61.6%				$660,067,194
(Cost $673,599,028)
Communication services 2.9%				30,721,625
Diversified telecommunication services 0.7%
AT&T, Inc.	1.700	03-25-26	3,000,000	2,742,694
AT&T, Inc.	2.300	06-01-27	1,500,000	1,358,669
C&W Senior Financing DAC (A)	6.875	09-15-27	2,000,000	1,720,400
Kenbourne Invest SA (A)	6.875	11-26-24	1,336,000	1,084,872
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	1,370,000	933,559
Entertainment 0.5%
Take-Two Interactive Software, Inc.	3.300	03-28-24	567,000	555,482
Warnermedia Holdings, Inc.	3.638	03-15-25	3,378,000	3,269,167
WarnerMedia Holdings, Inc.	3.755	03-15-27	1,000,000	937,131
Interactive media and services 0.2%
TripAdvisor, Inc. (A)	7.000	07-15-25	2,300,000	2,305,487
Media 0.5%
Charter Communications Operating LLC	4.908	07-23-25	4,500,000	4,425,128
CSC Holdings LLC	5.250	06-01-24	500,000	463,622
Wireless telecommunication services 1.0%
Sprint LLC	7.125	06-15-24	3,986,010	4,026,958
T-Mobile USA, Inc.	3.500	04-15-25	4,665,000	4,523,460
T-Mobile USA, Inc.	3.750	04-15-27	2,500,000	2,374,996
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary 6.5%				$69,507,672
Automobiles 2.6%
Daimler Truck Finance North America LLC (A)	1.625	12-13-24	989,000	934,955
Ford Motor Credit Company LLC	4.125	08-17-27	2,000,000	1,806,659
Ford Motor Credit Company LLC	5.125	06-16-25	4,790,000	4,643,955
General Motors Financial Company, Inc.	2.900	02-26-25	3,900,000	3,716,011
General Motors Financial Company, Inc.	4.350	04-09-25	2,000,000	1,954,568
General Motors Financial Company, Inc.	5.250	03-01-26	2,000,000	1,983,762
Hyundai Capital America (A)	1.000	09-17-24	1,140,000	1,073,393
Mercedes-Benz Finance North America LLC (A)	0.750	03-01-24	3,300,000	3,184,611
Nissan Motor Acceptance Company LLC (A)	1.050	03-08-24	3,450,000	3,299,615
Nissan Motor Acceptance Company LLC (A)	1.125	09-16-24	1,822,000	1,692,255
Nissan Motor Acceptance Company LLC (A)	1.850	09-16-26	1,500,000	1,265,931
Nissan Motor Acceptance Company LLC (A)	2.000	03-09-26	3,000,000	2,603,901
Broadline retail 0.3%
Nordstrom, Inc.	2.300	04-08-24	3,500,000	3,343,130
Diversified consumer services 0.2%
GEMS MENASA Cayman, Ltd. (A)	7.125	07-31-26	227,000	219,430
Stena International SA (A)	6.125	02-01-25	2,500,000	2,430,000
Hotels, restaurants and leisure 2.6%
Caesars Entertainment, Inc. (A)	8.125	07-01-27	3,000,000	3,056,970
CEC Entertainment LLC (A)	6.750	05-01-26	3,500,000	3,346,342
Hilton Domestic Operating Company, Inc. (A)	5.375	05-01-25	4,100,000	4,073,937
Hyatt Hotels Corp.	5.375	04-23-25	4,165,000	4,160,031
Marriott International, Inc.	3.600	04-15-24	575,000	567,208
Marriott International, Inc.	5.750	05-01-25	3,610,000	3,649,671
MGM Resorts International	5.750	06-15-25	2,850,000	2,830,161
Travel + Leisure Company	6.600	10-01-25	3,975,000	3,985,852
Travel + Leisure Company (A)	6.625	07-31-26	2,000,000	1,981,420
Household durables 0.5%
Century Communities, Inc.	6.750	06-01-27	2,225,000	2,223,712
Taylor Morrison Communities, Inc. (A)	5.625	03-01-24	2,725,000	2,703,282
Specialty retail 0.3%
Lithia Motors, Inc. (A)	4.625	12-15-27	3,000,000	2,776,910
Consumer staples 1.8%				18,865,567
Beverages 0.3%
Constellation Brands, Inc.	3.600	05-09-24	3,000,000	2,942,047
Consumer staples distribution and retail 0.3%
Cargill, Inc. (A)	3.500	04-22-25	3,000,000	2,927,376
Food products 1.2%
Grupo Bimbo SAB de CV (A)	3.875	06-27-24	1,290,000	1,271,059
12	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
JDE Peet’s NV (A)	0.800	09-24-24	2,397,000	$2,234,989
Kraft Heinz Foods Company	3.000	06-01-26	4,000,000	3,793,951
NBM US Holdings, Inc. (A)	7.000	05-14-26	5,850,000	5,696,145
Energy 7.3%				77,993,920
Energy equipment and services 0.0%
CSI Compressco LP (A)	7.500	04-01-25	93,000	88,818
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	302,373	250,970
Oil, gas and consumable fuels 7.3%
Aker BP ASA (A)	3.000	01-15-25	3,600,000	3,442,774
Blue Racer Midstream LLC (A)	6.625	07-15-26	3,500,000	3,460,256
Buckeye Partners LP (A)	4.125	03-01-25	2,375,000	2,256,816
Calumet Specialty Products Partners LP (A)	8.125	01-15-27	850,000	809,625
Continental Resources, Inc. (A)	2.268	11-15-26	5,600,000	5,007,523
Energean Israel Finance, Ltd. (A)	4.500	03-30-24	3,300,000	3,214,002
Energy Transfer LP	4.250	04-01-24	3,835,000	3,779,222
Energy Transfer LP	4.750	01-15-26	2,000,000	1,970,540
EQM Midstream Partners LP (A)	7.500	06-01-27	3,316,000	3,336,420
EQT Corp.	5.678	10-01-25	3,750,000	3,747,225
Hess Corp.	3.500	07-15-24	2,000,000	1,955,161
Hess Corp.	4.300	04-01-27	2,000,000	1,937,250
Hess Midstream Operations LP (A)	5.625	02-15-26	2,000,000	1,962,500
Leviathan Bond, Ltd. (A)	6.125	06-30-25	3,590,000	3,481,414
MPLX LP	1.750	03-01-26	1,500,000	1,367,530
Occidental Petroleum Corp.	5.550	03-15-26	5,500,000	5,486,250
Occidental Petroleum Corp.	8.500	07-15-27	5,500,000	6,024,535
Ovintiv, Inc.	5.650	05-15-25	3,500,000	3,494,701
Parkland Corp. (A)	5.875	07-15-27	3,300,000	3,173,088
Phillips 66 Company	3.605	02-15-25	1,650,000	1,603,010
Pioneer Natural Resources Company	5.100	03-29-26	3,077,000	3,077,226
Southwestern Energy Company	5.700	01-23-25	5,000,000	4,968,256
The Williams Companies, Inc.	3.750	06-15-27	3,775,000	3,595,788
The Williams Companies, Inc.	3.900	01-15-25	1,650,000	1,609,724
Var Energi ASA (A)	5.000	05-18-27	3,000,000	2,893,296
Financials 20.8%				223,159,341
Banks 13.1%
Bank of America Corp. (1.197% to 10-24-25, then SOFR + 1.010%)	1.197	10-24-26	2,000,000	1,802,630
Bank of America Corp. (3.384% to 4-2-25, then SOFR + 1.330%)	3.384	04-02-26	4,000,000	3,848,661
Bank of America Corp.	3.950	04-21-25	9,400,000	9,156,442
Bank of America Corp.	4.200	08-26-24	3,300,000	3,245,896
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Barclays PLC	4.375	09-11-24	3,150,000	$3,072,797
Barclays PLC (7.325% to 11-2-25, then 1 Year CMT + 3.050%)	7.325	11-02-26	6,000,000	6,220,865
BPCE SA (5.975% to 1-18-26, then SOFR + 2.100%) (A)	5.975	01-18-27	3,000,000	2,996,352
Citigroup, Inc. (0.981% to 5-1-24, then SOFR + 0.669%)	0.981	05-01-25	2,500,000	2,384,811
Citigroup, Inc. (3.352% to 4-24-24, then 3 month CME Term SOFR + 1.158%)	3.352	04-24-25	7,000,000	6,841,560
Citigroup, Inc.	3.875	03-26-25	4,000,000	3,882,975
Citizens Bank NA (6.064% to 10-24-24, then SOFR + 1.450%)	6.064	10-24-25	2,000,000	1,877,327
Cooperatieve Rabobank UA	3.375	05-21-25	3,000,000	2,894,356
Credit Agricole SA (A)	4.375	03-17-25	3,000,000	2,903,806
Danske Bank A/S (6.466% to 1-9-25, then 1 Year CMT + 2.100%) (A)	6.466	01-09-26	3,302,000	3,306,099
Fifth Third Bank NA (5.852% to 10-27-24, then SOFR + 1.230%)	5.852	10-27-25	5,000,000	4,880,524
HSBC Holdings PLC (0.976% to 5-24-24, then SOFR + 0.708%)	0.976	05-24-25	2,000,000	1,899,990
HSBC Holdings PLC	4.250	08-18-25	3,500,000	3,381,950
JPMorgan Chase & Co. (1.578% to 4-22-26, then SOFR + 0.885%)	1.578	04-22-27	15,700,000	14,105,897
JPMorgan Chase & Co. (4.080% to 4-26-25, then SOFR + 1.320%)	4.080	04-26-26	3,250,000	3,180,853
JPMorgan Chase & Co. (5.546% to 12-15-24, then SOFR + 1.070%)	5.546	12-15-25	5,000,000	5,005,750
NatWest Markets PLC (A)	0.800	08-12-24	3,000,000	2,833,837
Regions Financial Corp.	2.250	05-18-25	4,500,000	4,153,944
Royal Bank of Canada	4.950	04-25-25	5,000,000	4,968,944
Santander Holdings USA, Inc.	3.244	10-05-26	1,365,000	1,238,407
Santander Holdings USA, Inc.	3.450	06-02-25	2,000,000	1,898,891
Santander Holdings USA, Inc.	3.500	06-07-24	3,300,000	3,207,137
Societe Generale SA (A)	4.351	06-13-25	3,000,000	2,922,067
Synovus Financial Corp.	5.200	08-11-25	4,500,000	4,151,151
The PNC Financial Services Group, Inc. (4.758% to 1-26-26, then SOFR + 1.085%)	4.758	01-26-27	5,000,000	4,935,960
Truist Financial Corp. (5.900% to 10-28-25, then SOFR + 1.626%)	5.900	10-28-26	5,000,000	4,959,764
Wells Fargo & Company	3.000	02-19-25	15,900,000	15,302,181
Wells Fargo & Company	4.300	07-22-27	3,400,000	3,276,530
Capital markets 5.2%
Ares Capital Corp.	3.250	07-15-25	3,000,000	2,774,654
Ares Capital Corp.	4.200	06-10-24	4,165,000	4,061,508
Blackstone Private Credit Fund	2.350	11-22-24	3,176,000	2,965,277
14	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Blackstone Private Credit Fund	2.700	01-15-25	437,000	$407,262
Deutsche Bank AG	0.898	05-28-24	2,000,000	1,896,423
Deutsche Bank AG (1.447% to 4-1-24, then SOFR + 1.131%)	1.447	04-01-25	3,250,000	3,061,701
Morgan Stanley (3.620% to 4-17-24, then SOFR + 1.160%)	3.620	04-17-25	9,300,000	9,111,684
Morgan Stanley	3.875	01-27-26	4,500,000	4,380,770
Morgan Stanley (4.679% to 7-17-25, then SOFR + 1.669%)	4.679	07-17-26	4,000,000	3,955,492
National Securities Clearing Corp. (A)	5.150	05-30-25	3,000,000	3,006,726
State Street Corp. (4.857% to 1-26-25, then SOFR + 0.604%)	4.857	01-26-26	1,316,000	1,307,569
The Bank of New York Mellon Corp. (5.224% to 11-21-24, then SOFR + 0.800%)	5.224	11-21-25	4,500,000	4,489,475
The Charles Schwab Corp.	0.900	03-11-26	3,500,000	3,070,358
The Goldman Sachs Group, Inc.	3.500	01-23-25	7,000,000	6,791,008
The Goldman Sachs Group, Inc.	3.500	04-01-25	3,750,000	3,621,205
The Goldman Sachs Group, Inc.	3.500	11-16-26	1,250,000	1,184,756
Consumer finance 1.7%
Ally Financial, Inc.	5.800	05-01-25	1,600,000	1,581,367
Capital One Financial Corp. (1.343% to 12-6-23, then SOFR + 0.690%)	1.343	12-06-24	2,955,000	2,865,076
Discover Financial Services	3.950	11-06-24	3,500,000	3,381,357
Enova International, Inc. (A)	8.500	09-15-25	2,000,000	1,920,227
OneMain Finance Corp.	6.125	03-15-24	1,000,000	976,904
OneMain Finance Corp.	6.875	03-15-25	1,500,000	1,445,329
OneMain Finance Corp.	7.125	03-15-26	1,000,000	956,171
Santander UK Group Holdings PLC (6.833% to 11-21-25, then SOFR + 2.749%)	6.833	11-21-26	5,000,000	5,056,319
Financial services 0.4%
Corebridge Financial, Inc. (A)	3.500	04-04-25	4,056,000	3,871,874
Insurance 0.4%
Athene Global Funding (A)	1.200	10-13-23	1,725,000	1,689,693
Athene Global Funding (A)	2.500	01-14-25	2,750,000	2,590,802
Health care 2.3%				25,093,397
Biotechnology 0.4%
AbbVie, Inc.	2.600	11-21-24	1,800,000	1,733,154
AbbVie, Inc.	2.950	11-21-26	3,375,000	3,183,844
Health care equipment and supplies 0.4%
Baxter International, Inc.	1.915	02-01-27	2,500,000	2,228,129
Varex Imaging Corp. (A)	7.875	10-15-27	1,705,000	1,692,712
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 0.8%
Centene Corp.	2.450	07-15-28	3,000,000	$2,577,660
HCA, Inc.	5.000	03-15-24	2,000,000	1,985,973
HCA, Inc.	5.250	06-15-26	2,000,000	1,985,953
HCA, Inc.	5.375	02-01-25	2,500,000	2,482,608
Pharmaceuticals 0.7%
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26	2,500,000	2,231,961
Utah Acquisition Sub, Inc.	3.950	06-15-26	5,250,000	4,991,403
Industrials 7.3%				78,638,233
Aerospace and defense 1.0%
DAE Funding LLC (A)	1.550	08-01-24	3,525,000	3,335,412
Howmet Aerospace, Inc.	5.900	02-01-27	1,000,000	1,016,992
Howmet Aerospace, Inc.	6.875	05-01-25	63,000	64,404
The Boeing Company	1.950	02-01-24	1,185,000	1,157,499
The Boeing Company	2.196	02-04-26	4,250,000	3,954,965
The Boeing Company	4.875	05-01-25	1,380,000	1,365,920
Commercial services and supplies 1.1%
Albion Financing 1 SARL (A)	6.125	10-15-26	3,803,000	3,410,264
GFL Environmental, Inc. (A)	3.750	08-01-25	3,000,000	2,841,802
Prime Security Services Borrower LLC (A)	3.375	08-31-27	4,000,000	3,510,887
Prime Security Services Borrower LLC (A)	5.250	04-15-24	1,600,000	1,584,321
Construction and engineering 0.3%
Quanta Services, Inc.	0.950	10-01-24	1,318,000	1,233,766
Williams Scotsman International, Inc. (A)	6.125	06-15-25	1,798,000	1,789,223
Electrical equipment 0.5%
Regal Rexnord Corp. (A)	6.050	02-15-26	3,434,000	3,441,460
Sensata Technologies BV (A)	5.000	10-01-25	2,000,000	1,965,742
Ground transportation 0.5%
Avis Budget Car Rental LLC (A)	5.750	07-15-27	2,800,000	2,637,906
Uber Technologies, Inc. (A)	7.500	05-15-25	2,500,000	2,529,114
Passenger airlines 2.0%
Air Canada 2020-1 Class C Pass Through Trust (A)	10.500	07-15-26	2,500,000	2,690,000
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	483,312	487,144
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	1,016,574	894,819
American Airlines 2019-1 Class B Pass Through Trust	3.850	02-15-28	2,858,314	2,451,008
British Airways 2013-1 Class A Pass Through Trust (A)	4.625	06-20-24	128,472	125,704
Delta Air Lines, Inc. (A)	4.500	10-20-25	2,500,000	2,452,064
16	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Passenger airlines (continued)
Delta Air Lines, Inc. (A)	4.750	10-20-28	377,220	$364,403
Delta Air Lines, Inc. (A)	7.000	05-01-25	3,400,000	3,492,633
Mileage Plus Holdings LLC (A)	6.500	06-20-27	3,400,000	3,394,172
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	1,062,556	924,505
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	325,903	295,240
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	2,397,500	2,289,613
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	2,064,847	2,033,793
Trading companies and distributors 1.9%
AerCap Ireland Capital DAC	2.450	10-29-26	4,000,000	3,566,825
AerCap Ireland Capital DAC	3.150	02-15-24	7,200,000	7,058,735
Air Lease Corp.	0.700	02-15-24	1,500,000	1,446,332
Ashtead Capital, Inc. (A)	1.500	08-12-26	1,835,000	1,609,074
Ashtead Capital, Inc. (A)	4.375	08-15-27	2,000,000	1,884,244
Triton Container International, Ltd. (A)	0.800	08-01-23	2,570,000	2,528,766
Triton Container International, Ltd. (A)	1.150	06-07-24	3,000,000	2,809,482
Information technology 2.4%				26,068,386
Electronic equipment, instruments and components 0.4%
Arrow Electronics, Inc.	6.125	03-01-26	4,000,000	4,005,331
IT services 0.5%
Kyndryl Holdings, Inc.	2.050	10-15-26	3,000,000	2,566,805
Sabre GLBL, Inc. (A)	7.375	09-01-25	3,840,000	3,247,225
Semiconductors and semiconductor equipment 0.2%
Microchip Technology, Inc.	0.983	09-01-24	2,000,000	1,883,944
Renesas Electronics Corp. (A)	1.543	11-26-24	495,000	462,159
Software 0.5%
Oracle Corp.	5.800	11-10-25	1,567,000	1,594,258
VMware, Inc.	1.000	08-15-24	3,742,000	3,533,620
Technology hardware, storage and peripherals 0.8%
Hewlett Packard Enterprise Company	5.900	10-01-24	5,000,000	5,012,622
Xerox Holdings Corp. (A)	5.000	08-15-25	4,000,000	3,762,422
Materials 4.1%				43,649,150
Chemicals 0.7%
EIDP, Inc.	4.500	05-15-26	4,000,000	3,963,506
FMC Corp.	5.150	05-18-26	3,500,000	3,465,001
Construction materials 0.4%
Cemex SAB de CV (A)	7.375	06-05-27	3,875,000	4,017,058
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 1.2%
Ardagh Packaging Finance PLC (A)	4.125	08-15-26	5,075,000	$4,740,957
Can-Pack SA (A)	3.125	11-01-25	935,000	828,808
Graphic Packaging International LLC (A)	0.821	04-15-24	4,075,000	3,891,378
Mauser Packaging Solutions Holding Company (A)	7.875	08-15-26	469,000	464,835
Trivium Packaging Finance BV (A)	5.500	08-15-26	3,000,000	2,850,338
Metals and mining 1.8%
Anglo American Capital PLC (A)	3.625	09-11-24	3,150,000	3,064,444
Anglo American Capital PLC (A)	4.875	05-14-25	489,000	481,974
Arconic Corp. (A)	6.125	02-15-28	1,500,000	1,514,049
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	4,450,000	4,238,625
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	800,000	798,392
Freeport-McMoRan, Inc.	4.550	11-14-24	5,050,000	4,976,927
Hudbay Minerals, Inc. (A)	4.500	04-01-26	4,750,000	4,352,858
Real estate 2.7%				28,526,090
Hotel and resort REITs 0.7%
Host Hotels & Resorts LP	3.875	04-01-24	3,625,000	3,570,796
Host Hotels & Resorts LP	4.000	06-15-25	1,300,000	1,255,945
XHR LP (A)	6.375	08-15-25	3,000,000	2,932,500
Retail REITs 0.3%
Realty Income Corp.	5.050	01-13-26	2,857,000	2,837,527
Specialized REITs 1.7%
American Tower Corp.	1.600	04-15-26	3,000,000	2,709,750
GLP Capital LP	5.250	06-01-25	3,700,000	3,619,801
GLP Capital LP	5.375	04-15-26	1,115,000	1,083,021
SBA Communications Corp.	3.875	02-15-27	3,000,000	2,765,124
SBA Tower Trust (A)	2.836	01-15-25	1,200,000	1,139,216
VICI Properties LP (A)	3.500	02-15-25	3,000,000	2,860,168
VICI Properties LP (A)	4.250	12-01-26	4,000,000	3,752,242
Utilities 3.5%				37,843,813
Electric utilities 2.9%
American Electric Power Company, Inc.	5.699	08-15-25	5,000,000	4,569,750
Duke Energy Corp.	5.000	12-08-25	3,071,000	3,068,690
Eversource Energy	4.750	05-15-26	3,000,000	2,971,850
FirstEnergy Corp.	2.050	03-01-25	2,000,000	1,875,432
FirstEnergy Corp.	4.150	07-15-27	4,000,000	3,828,760
Israel Electric Corp., Ltd. (A)	5.000	11-12-24	2,200,000	2,170,098
NextEra Energy Capital Holdings, Inc.	6.051	03-01-25	424,000	428,689
NRG Energy, Inc. (A)	3.750	06-15-24	5,440,000	5,269,428
Vistra Operations Company LLC (A)	3.550	07-15-24	2,500,000	2,419,705
Vistra Operations Company LLC (A)	5.000	07-31-27	1,725,000	1,621,102
18	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (A)	5.125	05-13-25	3,500,000	$3,416,920
Gas utilities 0.4%
AmeriGas Partners LP	5.500	05-20-25	3,000,000	2,887,714
AmeriGas Partners LP	5.875	08-20-26	1,500,000	1,394,677
Multi-utilities 0.2%

CenterPoint Energy, Inc.	2.500	09-01-24	2,000,000	1,920,998
Municipal bonds 0.1%				$1,004,699
(Cost $1,012,191)
Central Plains Energy Project (Nebraska)	5.000	03-01-50	1,000,000	1,004,699
Term loans (B) 0.6%				$6,079,029
(Cost $6,409,459)
Communication services 0.3%				3,211,499
Interactive media and services 0.1%
Arches Buyer, Inc., 2021 Term Loan B (1 month SOFR + 3.250%)	8.503	12-06-27	1,124,125	1,041,221
Media 0.2%
Virgin Media Bristol LLC, USD Term Loan N (1 month LIBOR + 2.500%)	7.607	01-31-28	2,265,000	2,170,278
Consumer discretionary 0.2%				1,451,977
Diversified consumer services 0.2%
GEMS MENASA Cayman, Ltd., Term Loan (6 month LIBOR + 5.000%)	10.476	08-01-26	1,454,158	1,451,977
Industrials 0.0%				324,189
Professional services 0.0%
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	8.687	06-02-28	363,465	324,189
Information technology 0.1%				1,091,364
Software 0.1%

Cornerstone OnDemand, Inc., 1st Lien Initial Term Loan (1 month LIBOR + 3.750%)	8.904	10-16-28	1,217,700	1,091,364
Collateralized mortgage obligations 2.4%				$25,145,468
(Cost $25,969,531)
Commercial and residential 1.7%				17,435,693
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(C)	3.805	01-25-49	105,130	99,016
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 1.121%) (A)(D)	6.229	03-15-37	250,000	204,221
Bellemeade Re, Ltd.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-2A, Class M1A (1 month SOFR + 1.200%) (A)(D)	6.173	06-25-31	1,326,086	$1,318,209
Benchmark Mortgage Trust
Series 2021-B25, Class A1	0.623	04-15-54	1,015,789	934,391
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (A)(D)	7.378	05-15-39	167,000	164,362
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%) (A)(D)	6.094	10-15-36	1,826,947	1,814,340
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(D)	6.857	12-15-37	99,000	97,005
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (A)(D)	7.657	12-15-37	100,000	96,171
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class A (A)	4.149	01-10-36	1,100,000	1,090,543
COLT Mortgage Loan Trust
Series 2020-2, Class A1 (A)(C)	1.853	03-25-65	23,104	22,820
Series 2020-3, Class A1 (A)(C)	1.506	04-27-65	94,729	87,987
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (A)(D)	6.707	05-15-36	651,379	643,131
Series 2020-NET, Class A (A)	2.257	08-15-37	1,410,271	1,266,574
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(D)	6.307	05-15-36	250,000	246,350
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (A)(D)	6.607	05-15-36	250,000	245,806
Life Mortgage Trust
Series 2021-BMR, Class C (1 month CME Term SOFR + 1.214%) (A)(D)	6.273	03-15-38	1,975,770	1,898,891
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (A)(C)	3.500	10-25-59	218,177	202,667
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (A)(D)	6.060	01-15-39	1,268,000	1,229,846
Starwood Mortgage Residential Trust
Series 2020-1, Class A1 (A)(C)	2.275	02-25-50	7,706	7,281
Towd Point Mortgage Trust
Series 2018-3, Class A1 (A)(C)	3.750	05-25-58	40,160	38,255
Series 2018-4, Class A1 (A)(C)	3.000	06-25-58	105,096	96,865
Series 2021-SJ2, Class A1A (A)(C)	2.250	03-25-59	1,151,451	1,055,635
TPGI Trust
Series 2021-DGWD, Class C (1 month LIBOR + 1.150%) (A)(D)	6.260	06-15-26	2,000,000	1,905,010
VASA Trust
Series 2021-VASA, Class D (1 month LIBOR + 2.100%) (A)(D)	7.207	07-15-39	3,000,000	2,670,317
20	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 0.7%				$7,709,775
Federal Home Loan Mortgage Corp.
Series 2021-DNA6, Class M2 (1 month SOFR + 1.500%) (A)(D)	6.473	10-25-41	2,425,000	2,356,138
Series 2022-DNA2, Class M1A (1 month SOFR + 1.300%) (A)(D)	6.273	02-25-42	358,826	356,712
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (A)(D)	7.373	02-25-42	577,000	569,605
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(D)	6.973	04-25-42	501,556	503,953
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(D)	8.323	05-25-42	523,000	528,226
Series 2022-HQA3, Class M1A (1 month SOFR + 2.300%) (A)(D)	7.273	08-25-42	1,092,090	1,092,778
Series 237, Class F23 (1 month LIBOR + 0.400%) (D)	5.507	05-15-36	60,948	60,089
Series 2412, Class OF (1 month LIBOR + 0.950%) (D)	6.057	12-15-31	52,434	52,611
Series 2526, Class FV (1 month LIBOR + 0.400%) (D)	5.507	04-15-27	27,306	27,235
Series 3540, Class KF (1 month LIBOR + 1.050%) (D)	6.157	11-15-36	85,652	86,599
Series 4508, Class CF (1 month LIBOR + 0.400%) (D)	5.507	09-15-45	76,250	74,664
Series 4606, Class FB (1 month LIBOR + 0.500%) (D)	5.607	08-15-46	85,864	83,261
Series 4620, Class LF (1 month LIBOR + 0.400%) (D)	5.507	10-15-46	61,556	60,269
Federal National Mortgage Association
Series 2003-135, Class FL (1 month LIBOR + 0.600%) (D)	5.738	01-25-34	187,413	187,932
Series 2003-7, Class FA (1 month LIBOR + 0.750%) (D)	5.888	02-25-33	77,965	78,578
Series 2006-104, Class FG (1 month LIBOR + 0.400%) (D)	5.538	11-25-36	74,295	73,283
Series 2006-126, Class CF (1 month LIBOR + 0.300%) (D)	5.438	01-25-37	89,280	87,439
Series 2006-62, Class FP (1 month LIBOR + 0.250%) (D)	5.388	07-25-36	69,958	69,253
Series 2009-33, Class FB (1 month LIBOR + 0.820%) (D)	5.958	03-25-37	80,687	81,199
Series 2010-107, Class KF (1 month LIBOR + 0.400%) (D)	4.356	03-25-36	51,775	50,609
Series 2010-123, Class FK (1 month LIBOR + 0.450%) (D)	5.588	11-25-40	66,549	64,803
Series 2010-141, Class FB (1 month LIBOR + 0.470%) (D)	5.608	12-25-40	117,067	114,381
Series 2012-2, Class FA (1 month LIBOR + 0.500%) (D)	5.638	02-25-42	31,924	31,373
Series 2014-73, Class FA (1 month LIBOR + 0.350%) (D)	5.488	11-25-44	145,215	140,300
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-100, Class AF (1 month LIBOR + 0.500%) (D)	5.534	01-25-47	268,925	$262,510
Series 2016-40, Class AF (1 month LIBOR + 0.450%) (D)	4.055	07-25-46	134,544	133,347

Series 2023-R02, Class 1M1 (1 month SOFR + 2.300%) (A)(D)	7.273	01-25-43	479,561	482,628
Asset backed securities 13.2%				$141,422,080
(Cost $145,011,947)
Asset backed securities 13.2%				141,422,080
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (A)	3.199	12-20-30	2,000,000	1,860,328
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (A)	1.937	08-15-46	3,123,000	2,751,436
Amur Equipment Finance Receivables IX LLC
Series 2021-1A, Class D (A)	2.300	11-22-27	4,000,000	3,692,832
Amur Equipment Finance Receivables XI LLC
Series 2022-2A, Class A2 (A)	5.300	06-21-28	941,609	933,032
Atlas Senior Loan Fund IX, Ltd.
Series 2018-9A, Class A (3 month LIBOR + 0.870%) (A)(D)	6.120	04-20-28	377,662	376,845
Barings Middle Market CLO, Ltd.
Series 2017-1A, Class XR (3 month LIBOR + 1.250%) (A)(D)	6.500	01-20-34	2,571,429	2,503,512
BHG Securitization Trust
Series 2021-A, Class A (A)	1.420	11-17-33	2,105,165	1,967,327
BRAVO Residential Funding Trust
Series 2021-HE1, Class A1 (1 month SOFR + 0.750%) (A)(D)	5.723	01-25-70	1,240,883	1,229,146
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (A)	3.280	09-26-33	4,335,152	4,099,621
CarMax Auto Owner Trust
Series 2021-2, Class A4	0.810	12-15-26	1,143,000	1,057,999
Series 2022-4, Class A3	5.340	08-16-27	3,000,000	3,005,579
CARS-DB4 LP
Series 2020-1A, Class A1 (A)	2.690	02-15-50	1,735,995	1,635,441
Series 2020-1A, Class B1 (A)	4.170	02-15-50	1,000,000	933,384
CARS-DB5 LP
Series 2021-1A, Class A3 (A)	1.920	08-15-51	3,503,220	3,027,734
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (A)	1.690	07-15-60	3,148,082	2,842,665
Chase Auto Credit Linked Notes
Series 2020-1, Class C (A)	1.389	01-25-28	54,719	54,274
Series 2021-1, Class B (A)	0.875	09-25-28	749,969	725,929
Series 2021-2, Class B (A)	0.889	12-26-28	603,891	581,345
Series 2021-3, Class D (A)	1.009	02-26-29	636,628	598,963
CLI Funding VI LLC
Series 2020-1A, Class A (A)	2.080	09-18-45	3,443,750	3,019,695
22	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CNH Equipment Trust
Series 2022-B, Class A3	3.890	08-16-27	2,510,000	$2,450,641
Series 2022-C, Class A3	5.150	04-17-28	2,000,000	2,012,158
Crossroads Asset Trust
Series 2021-A, Class D (A)	2.520	01-20-26	1,922,000	1,832,086
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A (A)	1.760	04-15-49	830,000	711,761
Eaton Vance CLO, Ltd.
Series 2020-2A, Class CR (3 month LIBOR + 2.100%) (A)(D)	7.360	01-15-35	3,000,000	2,864,547
ECMC Group Student Loan Trust
Series 2019-1A, Class A1B (1 month LIBOR + 1.000%) (A)(D)	6.138	07-25-69	309,703	302,535
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class C (A)	3.310	03-25-30	541,335	521,854
Series 2019-A, Class A (A)	2.610	01-25-34	391,040	364,543
Enterprise Fleet Financing LLC
Series 2023-2, Class A2 (A)	5.560	04-22-30	1,250,000	1,247,699
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	910,266	897,622
ExteNet LLC
Series 2019-1A, Class C (A)	5.219	07-26-49	3,000,000	2,831,124
First Investors Auto Owner Trust
Series 2021-1A, Class C (A)	1.170	03-15-27	1,640,000	1,555,070
Five Guys Funding LLC
Series 2017-1A, Class A2 (A)	4.600	07-25-47	2,517,660	2,451,682
Ford Credit Auto Owner Trust
Series 2022-D, Class A3	5.270	05-17-27	3,000,000	3,009,290
Ford Credit Floorplan Master Owner Trust A
Series 2023-1, Class A1 (A)	4.920	05-15-28	2,500,000	2,485,178
GM Financial Consumer Automobile Receivables Trust
Series 2021-2, Class A4	0.820	10-16-26	449,000	416,892
Golub Capital Partners CLO, Ltd.
Series 2019-40A, Class BR (3 month LIBOR + 1.700%) (A)(D)	6.955	01-25-32	3,000,000	2,910,702
GreatAmerica Leasing Receivables Funding LLC
Series 2022-1, Class A4 (A)	5.350	07-16-29	2,000,000	2,007,718
Series 2023-1, Class A3 (A)	5.150	07-15-27	2,500,000	2,488,064
Honda Auto Receivables Owner Trust
Series 2022-2, Class A3	3.730	07-20-26	2,385,000	2,329,185
HPEFS Equipment Trust
Series 2021-2A, Class D (A)	1.290	03-20-29	2,240,000	2,113,748
Series 2022-3A, Class A3 (A)	5.430	08-20-29	4,500,000	4,491,772
Hyundai Auto Receivables Trust
Series 2021-A, Class A4	0.620	05-17-27	755,000	703,218
Series 2022-C, Class A3	5.390	06-15-27	4,000,000	4,025,218
John Deere Owner Trust
Series 2022-C, Class A3	5.090	06-15-27	2,000,000	2,000,631
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (A)	2.730	10-25-48	622,310	$601,629
Libra Solutions LLC
Series 2022-2A, Class A (A)	6.850	10-15-34	1,193,917	1,182,189
Series 2023-1A, Class A (A)	7.000	02-15-35	1,812,727	1,798,650
MMAF Equipment Finance LLC
Series 2021-A, Class A3 (A)	0.560	06-13-28	1,827,203	1,710,203
Series 2022-B, Class A3 (A)	5.610	07-10-28	5,000,000	5,020,798
MVW LLC
Series 2020-1A, Class D (A)	7.140	10-20-37	1,938,247	1,849,200
Series 2022-2A, Class A (A)	6.110	10-21-41	1,504,318	1,534,625
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	2,975,538	2,888,391
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) (A)(D)	6.707	10-15-31	200,371	200,076
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class CRR (3 month LIBOR + 1.900%) (A)(D)	7.160	07-15-34	500,000	472,481
NMEF Funding LLC
Series 2022-B, Class A2 (A)	6.070	06-15-29	1,250,000	1,246,763
Oasis Securitization Funding LLC
Series 2021-2A, Class A (A)	2.143	10-15-33	877,050	863,008
Oxford Finance Funding LLC
Series 2020-1A, Class A2 (A)	3.101	02-15-28	728,985	722,064
PFS Financing Corp.
Series 2022-C, Class A (A)	3.890	05-15-27	5,500,000	5,333,402
Series 2023-B, Class A (A)	5.270	05-15-28	4,000,000	3,981,324
Post Road Equipment Finance
Series 2021-1A, Class C (A)	1.390	06-15-27	500,000	480,559
Santander Bank Auto Credit Linked Notes
Series 2021-1A, Class B (A)	1.833	12-15-31	346,838	333,998
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (A)	2.510	01-26-32	2,980,000	2,831,995
SCF Equipment Leasing LLC
Series 2022-2A, Class A3 (A)	6.500	10-21-30	4,000,000	4,063,820
SMB Private Education Loan Trust
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (A)(D)	5.857	10-15-35	313,046	309,758
STAR Trust
Series 2021-SFR1, Class A (1 month CME Term SOFR + 0.714%) (A)(D)	5.781	04-17-38	3,084,325	3,012,005
Stratus CLO, Ltd.
Series 2021-1A, Class B (3 month LIBOR + 1.400%) (A)(D)	6.650	12-29-29	3,000,000	2,912,559
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	1,586,250	1,539,535
Tidewater Auto Receivables Trust
Series 2020-AA, Class C (A)	1.910	09-15-26	311,852	309,601
Towd Point HE Trust
Series 2021-HE1, Class A1 (A)(C)	0.918	02-25-63	722,197	674,327
24	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Toyota Auto Receivables Owner Trust
Series 2022-C, Class A3	3.760	04-15-27	1,160,000	$1,134,711
Series 2022-D, Class A3	5.300	09-15-27	4,000,000	4,025,333
Triton Container Finance VIII LLC
Series 2020-1A, Class A (A)	2.110	09-20-45	3,866,667	3,367,028
Verizon Owner Trust
Series 2020-B, Class A	0.470	02-20-25	70,237	69,602
Wellfleet CLO, Ltd.
Series 2017-1A, Class A1RR (3 month LIBOR + 0.890%) (A)(D)	6.140	04-20-29	668,061	663,085
Willis Engine Structured Trust V
Series 2020-A, Class C (A)	6.657	03-15-45	580,410	367,336

	Par value^	Value
Escrow certificates 0.0%		$780
(Cost $0)
LSC Communications, Inc. (A)(E)(F)	400,000	780

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.4%				$4,000,000
(Cost $4,000,000)
U.S. Government Agency 0.4%				4,000,000
Federal Home Loan Bank Discount Note	4.650	06-01-23	4,000,000	4,000,000

Total investments (Cost $1,085,157,718) 99.6%	$1,066,353,596
Other assets and liabilities, net 0.4%	4,385,037
Total net assets 100.0%	$1,070,738,633

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $365,785,377 or 34.2% of the fund’s net assets as of 5-31-23.
(B)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	25

(F)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $1,092,046,314. Net unrealized depreciation aggregated to $25,692,718, of which $2,301,975 related to gross unrealized appreciation and $27,994,693 related to gross unrealized depreciation.
26	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $1,085,157,718)	$1,066,353,596
Cash	393,979
Interest receivable	8,928,150
Receivable for fund shares sold	2,358,500
Receivable for investments sold	235,525
Receivable from affiliates	711
Other assets	92,078
Total assets	1,078,362,539
Liabilities
Distributions payable	521,707
Payable for investments purchased	5,977,600
Payable for fund shares repurchased	844,534
Payable to affiliates
Accounting and legal services fees	75,224
Transfer agent fees	14,936
Trustees’ fees	1,666
Other liabilities and accrued expenses	188,239
Total liabilities	7,623,906
Net assets	$1,070,738,633
Net assets consist of
Paid-in capital	$1,114,625,118
Total distributable earnings (loss)	(43,886,485)
Net assets	$1,070,738,633

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($66,572,320 ÷ 7,233,590 shares)[1]	$9.20
Class C ($1,458,206 ÷ 158,304 shares)[1]	$9.21
Class I ($75,158,003 ÷ 8,165,748 shares)	$9.20
Class R6 ($25,245,884 ÷ 2,742,116 shares)	$9.21
Class NAV ($902,304,220 ÷ 98,051,738 shares)	$9.20
Maximum offering price per share
Class A (net asset value per share ÷ 97.75%)[2]	$9.41

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	27

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$32,223,259
Expenses
Investment management fees	1,611,890
Distribution and service fees	130,407
Accounting and legal services fees	151,146
Transfer agent fees	124,456
Trustees’ fees	16,889
Custodian fees	185,478
State registration fees	94,269
Printing and postage	32,390
Professional fees	95,744
Other	113,094
Total expenses	2,555,763
Less expense reductions	(60,785)
Net expenses	2,494,978
Net investment income	29,728,281
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(11,963,347)
(11,963,347)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	4,507,328
4,507,328
Net realized and unrealized loss	(7,456,019)
Increase in net assets from operations	$22,272,262
28	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$29,728,281	$10,745,071
Net realized loss	(11,963,347)	(1,532,381)
Change in net unrealized appreciation (depreciation)	4,507,328	(25,520,811)
Increase (decrease) in net assets resulting from operations	22,272,262	(16,308,121)
Distributions to shareholders
From earnings
Class A	(1,872,126)	(211,869)
Class C	(41,224)	(10,292)
Class I	(2,415,252)	(796,327)
Class R6	(765,437)	(21,835)
Class NAV	(28,628,036)	(15,977,044)
Total distributions	(33,722,075)	(17,017,367)
From fund share transactions	573,865,379	1,660,774
Total increase (decrease)	562,415,566	(31,664,714)
Net assets
Beginning of year	508,323,067	539,987,781
End of year	$1,070,738,633	$508,323,067
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	29

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.47	$10.06	$9.90	$10.00
Net investment income[2]	0.32	0.16	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.23)	(0.48)	0.25	(0.03)
Total from investment operations	0.09	(0.32)	0.43	0.15
Less distributions
From net investment income	(0.36)	(0.26)	(0.27)	(0.25)
From net realized gain	—	(0.01)	—	—
Total distributions	(0.36)	(0.27)	(0.27)	(0.25)
Net asset value, end of period	$9.20	$9.47	$10.06	$9.90
Total return (%)[3,4]	1.08	(3.29)	4.39	1.56[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$16	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.65	0.72	0.84[6]
Expenses including reductions	0.65	0.64	0.65	0.65[6]
Net investment income	3.48	1.60	1.80	2.03[6]
Portfolio turnover (%)	76	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
30	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.48	$10.07	$9.90	$10.00
Net investment income[2]	0.24	0.08	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.22)	(0.47)	0.26	(0.04)
Total from investment operations	0.02	(0.39)	0.37	0.09
Less distributions
From net investment income	(0.29)	(0.19)	(0.20)	(0.19)
From net realized gain	—	(0.01)	—	—
Total distributions	(0.29)	(0.20)	(0.20)	(0.19)
Net asset value, end of period	$9.21	$9.48	$10.07	$9.90
Total return (%)[3,4]	0.22	(3.91)	3.61	0.90[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.40	1.47	1.59[7]
Expenses including reductions	1.40	1.39	1.40	1.40[7]
Net investment income	2.65	0.84	1.07	1.47[7]
Portfolio turnover (%)	76	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	31

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.47	$10.06	$9.90	$10.00
Net investment income[2]	0.35	0.18	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.24)	(0.48)	0.25	(0.01)
Total from investment operations	0.11	(0.30)	0.45	0.17
Less distributions
From net investment income	(0.38)	(0.28)	(0.29)	(0.27)
From net realized gain	—	(0.01)	—	—
Total distributions	(0.38)	(0.29)	(0.29)	(0.27)
Net asset value, end of period	$9.20	$9.47	$10.06	$9.90
Total return (%)[3]	1.33	(3.04)	4.64	1.75[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$75	$25	$25	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	0.40	0.47	0.60[5]
Expenses including reductions	0.40	0.39	0.40	0.40[5]
Net investment income	3.75	1.82	1.99	2.04[5]
Portfolio turnover (%)	76	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
32	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.47	$10.06	$9.90	$10.00
Net investment income[2]	0.36	0.19	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.23)	(0.48)	0.25	(0.01)
Total from investment operations	0.13	(0.29)	0.47	0.19
Less distributions
From net investment income	(0.39)	(0.29)	(0.31)	(0.29)
From net realized gain	—	(0.01)	—	—
Total distributions	(0.39)	(0.30)	(0.31)	(0.29)
Net asset value, end of period	$9.21	$9.47	$10.06	$9.90
Total return (%)[3]	1.43	(2.94)	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$2	$1	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.30	0.30	0.37	0.48[6]
Expenses including reductions	0.29	0.29	0.29	0.29[6]
Net investment income	3.93	1.97	2.18	2.32[6]
Portfolio turnover (%)	76	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	33

CLASS NAV SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.47	$10.06	$9.90	$10.00
Net investment income[2]	0.35	0.19	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	(0.47)	0.25	(0.04)
Total from investment operations	0.12	(0.28)	0.47	0.19
Less distributions
From net investment income	(0.39)	(0.30)	(0.31)	(0.29)
From net realized gain	—	(0.01)	—	—
Total distributions	(0.39)	(0.31)	(0.31)	(0.29)
Net asset value, end of period	$9.20	$9.47	$10.06	$9.90
Total return (%)[3]	1.45	(2.93)	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$902	$465	$508	$158
Ratios (as a percentage of average net assets):
Expenses before reductions	0.29	0.29	0.36	0.47[5]
Expenses including reductions	0.29	0.28	0.29	0.29[5]
Net investment income	3.83	1.94	2.18	2.69[5]
Portfolio turnover (%)	76	49	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
34	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with prudent investment risk.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	35

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$228,634,346	—	$228,634,346	—
Corporate bonds	660,067,194	—	660,067,194	—
Municipal bonds	1,004,699	—	1,004,699	—
Term loans	6,079,029	—	6,079,029	—
Collateralized mortgage obligations	25,145,468	—	25,145,468	—
Asset backed securities	141,422,080	—	141,422,080	—
Escrow certificates	780	—	—	$780
Short-term investments	4,000,000	—	4,000,000	—
Total investments in securities	$1,066,353,596	—	$1,066,352,816	$780
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a
36	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $6,294.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $4,301,526 and a long-term capital loss carryforward of $14,372,242 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
	May 31, 2023	May 31, 2022
Ordinary income	$33,722,075	$16,677,087
Long-term capital gains	—	340,280
Total	$33,722,075	$17,017,367
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	37

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, the components of distributable earnings on a tax basis consisted of $4,402,553 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.220% of the first $250 million of the fund’s average daily net assets; and (b) 0.200% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.29% of average daily net assets of the fund and expenses of Class A, Class C, Class I, and Class R6 shares exceed 0.65%, 1.40%, 0.40%, and 0.29%, respectively, of average daily net assets attributable to the class. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, Class I, and Class R6 shares means all expenses of the fund attributable to
38	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

the applicable class plus class-specific expenses. Each agreement expires on September 30, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,704
Class C	114
Class I	6,152
Class	Expense reduction
Class R6	$2,068
Class NAV	47,747
Total	$60,785

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.20% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $118,891 for the year ended May 31, 2023. Of this amount, $19,695 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $99,196 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, CDSCs received by the Distributor amounted to $10,255 and $259 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	39

retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$117,464	$54,814
Class C	12,943	1,511
Class I	—	66,544
Class R6	—	1,587
Total	$130,407	$124,456
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$11,900,000	2	3.254%	$2,151
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,836,880	$90,950,411	1,621,138	$15,635,016
Distributions reinvested	202,421	1,868,087	21,429	210,019
Repurchased	(4,451,518)	(41,121,951)	(623,283)	(6,086,370)
Net increase	5,587,783	$51,696,547	1,019,284	$9,758,665
Class C shares
Sold	157,206	$1,458,153	102,869	$1,002,703
Distributions reinvested	4,460	41,202	1,045	10,277
Repurchased	(88,455)	(818,254)	(70,747)	(699,852)
Net increase	73,211	$681,101	33,167	$313,128
40	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	12,333,254	$113,912,159	2,808,242	$27,606,843
Distributions reinvested	261,592	2,415,228	80,996	796,319
Repurchased	(7,088,013)	(65,519,222)	(2,707,864)	(26,451,782)
Net increase	5,506,833	$50,808,165	181,374	$1,951,380
Class R6 shares
Sold	3,308,576	$30,599,787	177,303	$1,691,931
Distributions reinvested	82,871	764,730	2,232	21,835
Repurchased	(883,767)	(8,158,252)	(560)	(5,561)
Net increase	2,507,680	$23,206,265	178,975	$1,708,205
Class NAV shares
Sold	58,560,632	$535,782,897	4,919,107	$49,198,357
Distributions reinvested	3,100,946	28,628,036	1,623,422	15,977,044
Repurchased	(12,661,971)	(116,937,632)	(7,955,051)	(77,246,005)
Net increase (decrease)	48,999,607	$447,473,301	(1,412,522)	$(12,070,604)
Total net increase	62,675,114	$573,865,379	278	$1,660,774
Affiliates of the fund owned 5% and 100% of shares of Class R6 and Class NAV, respectively, on May 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $608,101,819 and $211,013,107, respectively, for the year ended May 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $551,447,124 and $378,862,038, respectively, for the year ended May 31, 2023.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At May 31, 2023, funds within the John Hancock group of funds complex held 84.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.7%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	15.2%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	13.0%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	10.9%
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	41

Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
42	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Short Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Short Duration Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	43

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
44	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Short Duration Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	45

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
46	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	1986	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	47

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	1994	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

48	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	49

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
50	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA
Pranay Sonalkar
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	51

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Short Duration Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932991	472A 5/23
7/2023

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2023	May 31, 2022
John Hancock Government Income Fund	$54,228	$51,323
John Hancock Investment Grade Bond Fund	55,338	52,374
John Hancock High Yield Fund	82,125	77,742
John Hancock ESG Core Bond Fund	54,562	51,626
John Hancock Short Duration Bond Fund	66,272	62,729
Total	$312,525	$295,794

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and a software licensing fee. Amounts billed to the registrant were as follows:

Fund	May 31, 2023	May 31, 2022
John Hancock Government Income Fund	$1,134	$776
John Hancock Investment Grade Bond Fund	1,134	776
John Hancock High Yield Fund	1,134	776
John Hancock ESG Core Bond Fund	1,134	776
John Hancock Short Duration Bond Fund	1,134	776
Total	$5,670	$3,880

Amounts billed to control affiliates were $121,890 and $119,500 for the fiscal years ended May 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2023	May 31, 2022
John Hancock Government Income Fund	$4,110	$3,914
John Hancock Investment Grade Bond Fund	4,110	3,914
John Hancock High Yield Fund	5,423	3,914
John Hancock ESG Core Bond Fund	4,110	3,914
John Hancock Short Duration Bond Fund	4,110	3,914
Total	$21,863	$19,570

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31,

2023 and 2022:

Fund	May 31, 2023	May 31, 2022
John Hancock Government Income Fund	$57	$305
John Hancock Investment Grade Bond Fund	57	305
John Hancock High Yield Fund	57	305
John Hancock ESG Core Bond Fund	57	305
John Hancock Short Duration Bond Fund	57	305
Total	$285	$1,525

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,254,856 for the fiscal year ended May 31, 2023 and $967,523 for the fiscal year ended May 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not Applicable

(j)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

Peter S. Burgess - retired effective December 31, 2022

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not Applicable

(b)Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	July 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
-------------------------------
Kristie M. Feinberg
President
Date:	July 13, 2023
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	July 13, 2023